UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Fellow Shareholders:

On behalf of the Board of Directors and employees of Worthington Industries, Inc. (the “Company”), I cordially invite you to participate via live webcast in the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, September 29, 2021, beginning at 3:30 p.m., Eastern Daylight Time.  This year’s Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2021. You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully.  If you are a registered shareholder participating in the Annual Meeting via the live webcast at www.virtualshareholdermeeting.com/WOR2021, you may revoke your proxy and vote during the Annual Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders on the Internet.  On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record at the close of business on August 2, 2021.  At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC.  We believe furnishing proxy materials to our shareholders on the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.  If you have received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice.

It is important that your common shares be represented at the Annual Meeting whether or not you are personally able to participate via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet or mail as described in the Proxy Statement or the Notice.

Your continuing interest in our Company is greatly appreciated.

Sincerely,

JOHN P. McCONNELL

Executive Chairman

August 16, 2021

Notice of Annual Meeting of Shareholders to be Held September 29, 2021

Notice is hereby given that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Industries, Inc. (the “Company”) will be held at 3:30 p.m., Eastern Daylight Time, on Wednesday, September 29, 2021.  This year’s Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2021. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held for the following purposes:

(1)	To elect three directors, each to serve for a term of three years to expire at the 2024 Annual Meeting of Shareholders;
(2)	To approve the advisory resolution to approve the Company’s executive compensation;
(3)	To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2022; and
(4)	To vote on a shareholder proposal related to the Company’s climate policy, if the shareholder proposal is properly presented for consideration at the Annual Meeting.

Only shareholders of record at the close of business on the record date, August 2, 2021, are entitled to notice of, and to vote at, the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about August 16, 2021 to shareholders of record at the close of business on August 2, 2021.  The Notice contains instructions on how to access our Letter to Shareholders, this Notice of Annual Meeting of Shareholders and Proxy Statement, our 2021 Annual Report and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Patrick J. Kennedy
Secretary

Columbus, Ohio	August 16, 2021

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view Online: Have available the information printed in the box found directly after “Control #” provided in your Notice and visit: www.proxyvote.com. You may visit www.proxyvote.com 24 hours a day, seven days a week, prior to 11:59 p.m., Eastern Daylight Time, on September 28, 2021.

If you would like to receive a PAPER or E-MAIL copy:

You must request a paper or e-mail copy of the proxy materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

By Internet: www.proxyvote.com	By Telephone: 1-800-579-1639	By E-Mail*: sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box found directly after “Control #” provided in your Notice. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 15, 2021 to facilitate timely delivery of the proxy materials.

Proxy Statement Summary

This summary highlights information about Worthington Industries, Inc. (“Worthington” or the “Company”) and certain information contained elsewhere in this Proxy Statement for the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 29, 2021, beginning at 3:30 p.m., Eastern Daylight Time (EDT). This summary does not contain all of the information that you should consider in voting your common shares, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s performance for the fiscal year ended May 31, 2021 (“Fiscal 2021”), please review the Company’s Annual Report on Form 10-K for Fiscal 2021.

Virtual Meeting:  The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast, by visiting www.virtualshareholdermeeting.com/WOR2021.  You will not be able to attend the Annual Meeting in person.

How to Cast Your Vote:

Even if you plan to attend the Annual Meeting via the live webcast, please vote as soon as possible and in any event prior to 11:59 p.m. (EDT) on September 28, 2021. You can vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail

Go to www.proxyvote.com: You can use
the Internet 24 hours a day to transmit
your voting instructions. Have your
proxy card or Notice of Internet
Availability of Proxy Materials in hand
when you access the website and
follow the instructions.

Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

If you received a printed copy of the
proxy materials, you may submit your
vote by completing, signing and dating
your proxy card and returning it
in the prepaid envelope to
Vote Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, New York 11717.

Voting Matters and Board Recommendations

Management Proposals		Board Vote Recommendation	Page Reference (for more detail)
Proposal 1:	Election of three directors, each to serve for a term of three years to expire at the 2024 Annual Meeting of Shareholders	FOR each nominee of the Board	18
Proposal 2:	Approval of advisory resolution to approve the Company’s executive compensation	FOR	74
Proposal 3:	Ratification of selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2022	FOR	77
Shareholder Proposal		Board Vote Recommendation	Page Reference (for more detail)
Proposal 4:	Vote on a shareholder proposal related to the Company’s climate policy	AGAINST	81

Proxy Statement Summary • 2021 Proxy Statement | Worthington	1

Director Nominees and Continuing Directors

The following table provides summary information about the three director nominees and the eight continuing directors.  Additional information about each nominee’s and each continuing director’s experience, qualifications, attributes and skills can be found beginning on page 19.

Name	Age	Director Since	Occupation	Board Committees (1)
Nominees Standing for Re-Election to the Board at the 2021 Annual Meeting of Shareholders
John B. Blystone	68	1997	Retired Chairman of the Board, President and Chief Executive Officer, SPX Corporation	Lead Independent Director; Executive; Comp*
Mark C. Davis	62	2011	Private Investor and Chief Executive Officer, Lank Acquisition Corp.	Audit
Sidney A. Ribeau	74	2000	Professor of Communications and Former President, Howard University	N&G
Directors Whose Terms Continue Until the 2022 Annual Meeting of Shareholders
Kerrii B. Anderson	64	2010	Private Investor and Board Advisor; Former Chief Executive Officer & Chief Financial Officer, Wendy’s International, Inc.	Audit; Comp
David P. Blom	67	2019	Former President and Chief Executive Officer, OhioHealth Corporation	No Committees
John P. McConnell	67	1990	Executive Chairman, Worthington Industries, Inc.	Executive*
Mary Schiavo	65	1998	Attorney, Motley Rice LLC	Audit; N&G
Directors Whose Terms Continue Until the 2023 Annual Meeting of Shareholders
Michael J. Endres	73	1999	Senior Advisor, Stonehenge Partners, Inc.	Executive; Comp
Ozey K. Horton, Jr.	71	2011	Independent Advisor and Director Emeritus, McKinsey & Company	Comp; N&G
Peter Karmanos, Jr.	78	1997	Retired Executive Chairman of the Board and Founder, Compuware Corporation	Executive; N&G*
Carl A. Nelson, Jr.	76	2004	Independent Business Consultant	Executive; Audit*

(1)	Comp: Compensation

N&G: Nominating and Governance

*Denotes Committee Chair

2	Worthington | 2021 Proxy Statement • Proxy Statement Summary

Commitment to Shareholders / Governance

Worthington has long operated under a strong corporate Philosophy rooted in the Golden Rule with earning money for our shareholders and increasing the value of their investment as the Company’s first corporate goal.  Consistent with this Philosophy and the Company’s culture, Worthington is committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	•	Culture based on long-standing corporate Philosophy rooted in the Golden Rule
	•	First corporate goal is to earn money for our shareholders and increase the value of their investment
	•	Comprehensive Corporate Governance Guidelines and Code of Conduct
Returns to Shareholders	•	Dividends paid every quarter since going public in 1968
	•	Stock buy-back program
Board Independence	•	9 out of 11 directors are independent – our Executive Chairman is the only management director
	•	Audit, Compensation, and Nominating and Governance Committees are composed exclusively of directors who are independent under NYSE corporate governance standards and applicable SEC rules
Lead Independent Director	•	John Blystone serves as Lead Independent Director
	•	Mr. Blystone serves as liaison between management and the non-management directors, presides over executive sessions of non-management directors and can call meetings of non-management directors
Executive Sessions	•	The non-management directors regularly meet in private without management
	•	The Lead Independent Director presides at these executive sessions
Board Oversight of Risk Management	•	The Board monitors Worthington’s systematic approach to identifying and assessing enterprise risks faced by Worthington and our business units
•

The Audit Committee reviews our overall enterprise risk management policies and practices, our financial, reporting and compliance risk exposures, and the delegation of risk oversight responsibilities to other Board committees

	•	The Compensation Committee oversees compensation risk management
Board Oversight of Corporate Social Responsibility	•	Committed to living our Philosophy, which includes being a good corporate citizen and environmental steward
	•	The Nominating and Governance Committee oversees our corporate social responsibility policies, practices and reporting
Executive Compensation	•	Strong pay-for-performance philosophy
	•	Executive compensation is more highly leveraged than market median – base salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
	•	Goals and targets for annual and long-term incentive plans are annually reviewed and set by Compensation Committee
	•	Compensation Committee advised by independent compensation consultant
	•	Annual “say-on-pay” advisory vote
	•	Limited perquisites and benefits
	•	No defined benefit pension or SERP benefits
	•	Change of control equity vesting requires “double trigger” – must also have termination of employment
	•	No employment contracts or change in control arrangements for executive officers outside shareholder-approved incentive plans
	•	Have never repriced or offered cash buy-outs of underwater options as plan provisions prohibit repricing without shareholder consent
Stock Ownership Requirements	•	Non-management directors to hold Worthington common shares valued at five times annual cash retainer
	•	Executive Chairman and CEO to hold Worthington common shares valued at five times annual base salary
	•	Executive officers to hold Worthington common shares valued at a multiple of base salary, depending on position
	•	No speculative trading or hedging permitted by directors, officers or other key employees of the Company

Proxy Statement Summary • 2021 Proxy Statement | Worthington	3

Fiscal 2021 Business Performance and Executive Compensation Program Highlights

By any measure, Fiscal 2021 was an outstanding year for the Company, with reported earnings per share (“EPS”) of $13.42 which exceeded any prior year’s EPS by more than four times.  These earnings per share were significantly impacted by the gain from the Company’s investment in Nikola Corporation (Nikola”) and its divestiture, which added $8.88, after subtracting related expenses; but even excluding the Nikola gain, the adjusted EPS of $4.54 was far and away a record for the Company’s annual EPS. The Company performed well in both of its major businesses, Steel Processing and Pressure Cylinders, both of which had strong fourth quarters, with Steel Processing posting by far its best year ever.

Management has done an outstanding job managing the challenges presented by COVID-19 and the various governmental and industry actions taken in response to the pandemic. The Company was able to maintain positive earnings late in Fiscal 2020 and into Fiscal 2021, at the height of the COVID-19 shutdowns and restrictions, even after eliminating the impact of the Nikola investment. The Company’s internal task force closely monitored developments and established and implemented best practices throughout Worthington facilities. By taking appropriate measures, we were able to keep most of our plants operational, except when caused by customer shutdowns.  The Company took steps to cut costs and right-size its workforce to better match that environment, implementing a combination of furloughs and permanent workforce reduction.  As the economy recovered, many furloughed employees have returned to work.  Management has also taken additional cost-cutting measures across the Company, with a primary focus on reducing SG&A expenses.

The Company also continued to take action to better position itself.  Management remained focused on improving the Company’s businesses by enhancing customer service, gaining market share, right-sizing costs, and improving efficiencies, all with the aid of Transformation and Innovation efforts, including performance management, lean tools for optimizing value streams and agile teams to recognize and capture opportunities.  The Company and its M&A team continued and substantially completed the process of divesting or exiting non-core and underperforming businesses, while at the same time adding new businesses through acquisitions, which should add to the Company's growth in the coming years.

Consistent with the Company's compensation philosophy, annual incentive compensation earned by the Company's executives continued to move in the direction of the Company's results. Due to the record results, annual incentive bonuses for the Company's executives were up substantially for Fiscal 2021, with Corporate paying out short-term incentive bonuses at 185% of target, following payouts of only 75% of target for Fiscal 2020 and 93% of target for Fiscal 2019.

The strong results also had a significant positive impact on long-term performance awards for the three-fiscal-year period ended Fiscal 2021. These awards paid out at maximum, at 200% of target for Corporate, 173% of target for Steel Processing and 144% of target for Pressure Cylinders. This followed the three-year period ended Fiscal 2020, which had no long-term incentive payout (other than 52% for Pressure Cylinders) due to the negative impact of COVID-19 in the fourth quarter of Fiscal 2020.

The Compensation Committee also granted discretionary bonuses to the Company’s executive officers (other than Mr. Rose, who requested to be excluded) to reward their strong performance as part of the management team; the strong results from operations; the successful restructuring of the Company, divesting or exiting non-core and underperforming businesses, while adding new businesses through acquisitions; the resulting rise in the Company’s stock price; and the large gain from the Nikola investment, from which the Compensation Committee also awarded special bonuses to other employees throughout the Company earlier in the year.

The Company's historically strong financial position improved even more during Fiscal 2021. At May 31, 2021, the Company had a total of $710 million in long-term debt and $500 million undrawn on its revolving credit facility which is currently in place through 2023. Due to the significant cash generated by liquidating the Nikola investment and strong cash from operations, the Company had approximately $640 million in cash on its books at May 31, 2021, meaning its net debt position was less than $100 million.

4	Worthington | 2021 Proxy Statement • Proxy Statement Summary

Earned Incentive Compensation Levels

The following table shows the percentage of target compensation levels achieved under the annual cash incentive bonus program for the last five Fiscal Years.

Fiscal Year	Performance	Payouts as Percentage of Target
		Corporate	Steel Processing	Pressure Cylinders
2017	Continued improved results, with then record annual EPS despite continued challenges in certain markets	115%	130%	89%
2018	Solid year, with the then second-best annual EPS results	106%	103%	104%
2019	Then third best annual EPS, but weaker year-over-year results	93%	89%	82%
2020	Results were weakened due to the impact of COVID-19 in the fourth quarter	75%	63%	83%
2021	Very strong record year despite COVID-19 related challenges	185%	183%	166%

The following table shows the percentage of target achieved for awards under the long-term incentive program for the three-year periods ended with the last five Fiscal Years.

Performance Period (Fiscal Years)	Performance	Corporate	Steel Processing	Pressure Cylinders
2015-2017	Then record results in Fiscal 2016 and Fiscal 2017, but weak results in Fiscal 2015 kept payouts below target	92%	46%	46%
2016-2018	Solid year in Fiscal 2018 (then second-best reported EPS) following two prior then record years, but payments were below higher target	94%	47%	47%
2017-2019	Weaker results in Fiscal 2019 kept payouts below target despite strong years in Fiscal 2018 and Fiscal 2017	48%	24%	24%
2018-2020	COVID-19 weakened results for Fiscal 2020 negatively affected entire period	0%	0%	52%
2019-2021	Very strong record results in Fiscal 2021 lifted results for the entire period	200%	173%	144%

Proxy Statement Summary • 2021 Proxy Statement | Worthington	5

Overview of Executive Compensation Program

	SHORT-TERM CASH		LONG-TERM INCENTIVE
PAY ELEMENT	BASE SALARY	ANNUAL INCENTIVE BONUS (1)	CASH PERFORMANCE	PERFORMANCE SHARES	RESTRICTED COMMON SHARES	STOCK OPTIONS
WHO RECEIVES	NEOs and other Senior Executives
AT RISK	✘
FORM OF PAYMENT	Cash			Equity
TYPE OF PERFORMANCE	Short-term emphasis		Long-term emphasis
PERFORMANCE PERIOD / VESTING PERIOD	Ongoing	1 year	3-fiscal-year performance period		3-year cliff vesting	3-year incremental vesting (33% a year)
HOW PAY-OUT DETERMINED	Set or approved by Comp. Committee	Comp. Committee sets targets based on metrics (below) and potential awards. Performance determines amount earned			Comp. Committee determines size of award. Value depends on price of common shares on exercise / vesting date
MOST RECENT PERFORMANCE METRICS	N/A	EVA (BU or Corp.) EOI/EBIT (BU) EPS (Corp.)	EVA (Corp.) EOI/EBIT (BU) EPS (Corp.)		Stock Price	Stock Price Appreciation
VALUE OF AWARD EARNED	N/A	Formulaic – Performance v Targets		Formulaic – Performance v Targets / Market Price of Common Shares	Market Price x Common Shares	(Market Price – Exercise Price) x Common Shares

(1)	Discretionary annual bonuses have been awarded from time to time to selected employees or groups of employees at the discretion of the Compensation Committee

6	Worthington | 2021 Proxy Statement • Proxy Statement Summary

WORTHINGTON INDUSTRIES, INC.

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(614) 438-3210

www.worthingtonindustries.com

PROXY STATEMENT

Dated:  August 16, 2021

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 29, 2021

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Worthington Industries, Inc., an Ohio corporation (the “Company”), for use at the 2021 Annual Meeting of Shareholders to be held at 3:30 p.m., Eastern Daylight Time, on September 29, 2021 (the “Annual Meeting”). The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2021. On or about August 16, 2021, we began mailing to our shareholders of record at the close of business on August 2, 2021, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy and our 2021 Annual Report for the fiscal year ended May 31, 2021 (“Fiscal 2021”).

As used in this Proxy Statement, the “Company” means Worthington Industries, Inc. or, where appropriate, Worthington Industries, Inc. and its subsidiaries.  The term “common shares” means the Company’s common shares, without par value.  Other than the common shares, no voting securities of the Company are outstanding.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect three directors to the Board for three-year terms to expire at the 2024 Annual Meeting of Shareholders; (2) approve an advisory resolution to approve the Company’s executive compensation; (3) ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2022 (“Fiscal 2022”); and (4) vote on a shareholder proposal related to the Company’s climate policy, if the shareholder proposal is properly presented for consideration at the Annual Meeting.  In addition, following the formal portion of the Annual Meeting, management of the Company will respond to questions from shareholders.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein.  If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board.  The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement.  In summary, the Board recommends a vote:

•	“FOR” the election of the Board’s nominated slate of directors (see “Proposal 1: Election of Directors”);
•	“FOR” the approval of the advisory resolution to approve the Company’s executive compensation (see “Proposal 2: Advisory Vote to Approve Executive Compensation”);

General Information • 2021 Proxy Statement | Worthington	7

•

“FOR” the ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for Fiscal 2022 (see “Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm”); and

•	“AGAINST” the shareholder proposal related to the Company’s climate policy.

Shareholder Voting Rights

Only shareholders of record at the close of business on August 2, 2021 (the “Record Date”) or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting.  As of the close of business on the Record Date, there were 51,586,516 common shares outstanding and entitled to vote.  Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held.  Shareholders do not have cumulative voting rights in the election of directors.  All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Code of Regulations and the General Corporation Law of the State of Ohio.

Registered Shareholders and Beneficial Shareholders

If our common shares are registered in your name directly with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold our common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial holder or beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

Voting of Common Shares Held in “Street Name”

A “broker non-vote” occurs when a shareholder holds our common shares in “street name” through a broker or similar organization, and the shareholder does not provide the broker or organization with instructions within the required timeframe before the Annual Meeting as to how to vote the common shares on “non-routine” matters.  Under the applicable sections of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “NYSE Rules”), your broker cannot vote your common shares on non-routine matters unless your broker receives instructions from you as to how to vote.

The only proposal which is considered “routine” is the ratification of the selection of the Company’s independent registered public accounting firm.  The other proposals are considered “non-routine” where your broker can only vote your common shares if your broker receives instructions from you.

Your broker will send you directions on how to instruct your broker to vote your common shares. If you want your common shares to be voted on the following matters, you must instruct your broker how to vote on: (i)  the election of our director nominees; (ii)  the proposal to approve the advisory resolution to approve the Company’s executive compensation; and (iii) the shareholder proposal related to the Company’s climate policy.

Attendance and Participation at the Annual Meeting

We will be hosting the Annual Meeting live via the Internet.  You will not be able to attend the Annual Meeting in person.  Any shareholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/WOR2021.  The webcast will start at 3:30 p.m., Eastern Daylight Time, on September 29, 2021.  Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common shares, are posted at www.virtualshareholdermeeting.com/WOR2021.  If you do not have your 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

8	Worthington | 2021 Proxy Statement • General Information

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•	Vote by Internet.

Before the Date of the Annual Meeting:  Go to www.proxyvote.com

You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 28, 2021.  Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting:  Go to www.virtualshareholdermeeting.com/WOR2021
You may attend the Annual Meeting via the Internet and vote during the Annual Meeting.  Have the information that is shown in the box found directly after “Control #” on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

•

Vote By Telephone:  Call 1-800-690-6903.  You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 28, 2021.  Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

•

By Mail:  If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.  Sign your name exactly as it appears on the proxy card.  Proxy cards submitted by mail must be received no later than September 28, 2021 to be voted at the Annual Meeting.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card.  If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of our common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker or other nominee holding your common shares.  You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your common shares.  Please note that the voting instructions provided by your broker or nominee will have a voting deadline that is earlier than those listed above.  The availability of telephone and Internet voting will depend on the voting process of the broker or nominee.  Common shares held beneficially may not be voted by the beneficial owner during our Annual Meeting.

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 28, 2021, will be counted;
•

submitting a later-dated vote by telephone or via the Internet – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 28, 2021, will be counted;

•	participating in the Annual Meeting live via the Internet and voting again; or
•	delivering a written revocation to our Secretary at 200 Old Wilson Bridge Road, Columbus, Ohio 43085, to be received no later than September 28, 2021.

If you are a beneficial owner of our common shares, you must contact the broker or other nominee holding your common shares and follow the instructions of the broker or other nominee for revoking or changing your vote.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the Letter to Shareholders, Notice of Annual Meeting of Shareholders and this Proxy Statement, our 2021 Annual Report and the form of proxy, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

General Information • 2021 Proxy Statement | Worthington	9

A Notice of Internet Availability of Proxy Materials that provides instructions for accessing our proxy materials on the Internet has been mailed directly to registered shareholders. The Notice of Internet Availability of Proxy Materials also provides instructions regarding how registered shareholders may vote their common shares on the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such proxy materials.

The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting.  You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it.  The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote.

A notice that directs beneficial owners of our common shares to the website where they can access our proxy materials should be forwarded to each beneficial owner by the broker, bank or other holder of record who is considered the registered shareholder with respect to the common shares of the beneficial owner. Such broker, bank or other holder of record should also provide each beneficial owner of our common shares with instructions on how the beneficial owner may request a paper or e-mail copy of our proxy materials. Beneficial owners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record.

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Internet Availability of Proxy Materials (or proxy card, if you received a printed copy of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge Investor Communication Solutions, Inc., and such tabulation will be inspected by the inspector of election appointed by the Board for the Annual Meeting.  The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct our business at the Annual Meeting.  If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy.  If your common shares are held in the name of your broker or other nominee, and you do not instruct your broker or other nominee how to vote your common shares, these common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Internet Availability of Proxy Materials (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Shareholders, the proxy card and our 2021 Annual Report) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding our common shares for beneficial owners must provide a notice as to where they can access our proxy materials to persons for whom they hold our common shares in order that such common shares may be voted.  Solicitation may also be made by our directors, officers and other Company employees telephonically, electronically or by other means of communication.  Directors, officers and Company employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation.  In addition, the Company has retained Broadridge Investor Communication Solutions, Inc. to aid in the solicitation of proxies with respect to common shares held by broker/dealers, financial institutions and other custodians, fiduciaries and nominees, for a fee of approximately $17,000, plus out-of-pocket expenses.

The Company will reimburse Broadridge Investor Communication Solutions, Inc., as well as broker/dealers, financial institutions and other custodians, fiduciaries and nominees, who are record holders of common shares not beneficially owned by them, for their reasonable costs in sending proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting.  The Company will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

10	Worthington | 2021 Proxy Statement • General Information

Security Ownership of Certain Beneficial Owners and Management

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to the Company to be the beneficial owner of more than 5% of the outstanding common shares of the Company, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)
John P. McConnell
200 Old Wilson Bridge Road, Columbus, OH 43085	17,331,342	(3)	33.5%
BlackRock, Inc.
55 East 52nd Street, New York, NY 10055	4,783,946	(4)	9.3%
The Vanguard Group
100 Vanguard Blvd., Malvern, PA 19355	3,390,433	(5)	6.6%

(1)	Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares.
(2)

The “Percent of Outstanding Common Shares” is based on the sum of 51,586,516 common shares outstanding on the Record Date and the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or which will first become exercisable within 60 days after the Record Date (collectively, “Currently Exercisable Options”).

(3)

Includes 12,415,982 common shares held of record by JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family.  The directors of JMAC have granted Mr. McConnell sole voting and dispositive power with respect to these 12,415,982 common shares.  JMAC has the right to receive the dividends from and the proceeds from the sale of such 12,415,982 common shares.  Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister.  The trustee has voting and dispositive power; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to “share” dispositive power with the trustee.  Mr. McConnell has the right to change the trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee.  Includes 8,173 common shares held by Mr. McConnell as custodian for the benefit of his son.  Includes 7,343 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son.  Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting and dispositive power.  Mr. McConnell disclaims beneficial ownership of these 123,000 common shares.  Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting and dispositive power.  Includes 255,875 common shares held by the Margaret R. McConnell Trust, f/b/o Margaret Kollis of which Mr. McConnell is trustee and has sole voting and dispositive power. Includes 44,250 common shares held in the McConnell 2020 LAE Trust, an irrevocable trust for the benefit of the son of Mr. McConnell’s wife as to which she serves as the trustee.  For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting and dispositive power over such 44,250 common shares.  Includes an aggregate of 398,000 Common Shares held in four separate irrevocable trusts (with each irrevocable trust holding 99,500 common shares), with each such irrevocable trust having the same independent individual trustee who is not related to Mr. McConnell. The independent individual trustee has voting and dispositive power over such 398,000 common shares; however, Mr. McConnell has the right to reacquire assets of each trust by substituting property of an equivalent value. Accordingly, Mr. McConnell may be deemed to “share” dispositive power with the independent individual trustee.  Also includes 161,233 common shares subject to Currently Exercisable Options and 31,900 restricted common shares which are subject to forfeiture restrictions.  See footnote (18) to the following table for more information on the restricted common shares.  As of August 2, 2021, an aggregate of 9,415,773 common shares held by JMAC and by Mr. McConnell had been pledged as security to various financial institutions, in connection with both investment and personal loans.

(4)

Information is based on Amendment No. 11 to Schedule 13G, dated January 31, 2021, and filed with the SEC on February 1, 2021, by BlackRock, Inc. (together with its subsidiaries, “BlackRock”).  BlackRock reported sole voting power as to 4,615,378 of the common shares and sole dispositive power as to 4,783,946 of the common shares reported to be beneficially owned by BlackRock, through its subsidiaries, at December 31, 2020. The beneficial ownership of BlackRock may have changed prior to the printing of this Proxy Statement.

(5)

Information is based on Amendment No. 5 to Schedule 13G, dated February 8, 2021 and filed with the SEC on February 10, 2021, by The Vanguard Group. (together with its subsidiaries, “Vanguard”).  Vanguard reported shared voting power as to 38,474 of the common shares, sole dispositive power as to 3,323,629 of the common shares and shared dispositive power as to 66,804 of the common shares reported to be beneficially owned by Vanguard, through its subsidiaries, at December 31, 2020. The beneficial ownership of Vanguard may have changed prior to the printing of this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management • 2021 Proxy Statement | Worthington	11

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by: (a) each current director of the Company; (b) each of the Company’s director nominees; (c) each Named Executive Officer (“NEO”) listed in the “Fiscal 2021 Summary Compensation Table”; and (d) all current directors and executive officers of the Company as a group, in each case as of the Record Date.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
Name of Beneficial Owner	Number of Common Shares Presently Held and Which Can Be Acquired Upon Exercise of Currently Exercisable Options		Percent of Outstanding Common Shares (2)	Theoretical Common Shares Credited to Bookkeeping Accounts in the Company's Deferred Compensation Plans (3)
Kerrii B. Anderson	70,593	(4) (5)	*	6,407
David P. Blom	7,100	(4)	*	0
John B. Blystone	151,225	(4)	*	0
Mark C. Davis	43,280	(4)	*	0
Michael J. Endres	132,240	(4) (6)	*	76,345
Geoffrey G. Gilmore (7)	185,750	(8)	*	9,401
Joseph B. Hayek (7)	155,286	(9)	*	1,459
Ozey K. Horton, Jr.	36,469	(4)	*	0
Peter Karmanos, Jr.	75,640	(4) (10)	*	100,579
Jeff R. Klingler (7)	47,892	(11)	*	712
John P. McConnell (7)	17,331,342	(12)	33.5%	0
Carl A. Nelson, Jr.	85,055	(4) (13)	*	—
Sidney A. Ribeau	64,105	(4) (14)	*	17,848
B. Andrew Rose (7)	760,974	(15)	1.3%	0
Mary Schiavo	73,174	(4)	*	5,609
Eric M. Smolenski (7)	133,586	(16)	*	4,731
All Current Directors and Executive Officers as a Group (20 people)	19,475,159	(17) (18)	37.5%	230,134

*	Denotes ownership of less than 1% of the outstanding common shares.
(1)	Except as otherwise indicated by footnote, each named beneficial owner has sole voting and dispositive power over the listed common shares or shares such power with his or her spouse.
(2)

The “Percent of Outstanding Common Shares” is based on the sum of (a) 51,586,516 common shares outstanding on the Record Date, and (b) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.

(3)

This column lists the theoretical common shares credited to the bookkeeping accounts of the directors or executive officers participating in the Company’s deferred compensation plans.  These theoretical common shares are not included in the beneficial ownership totals.  While the participants have an economic interest in these theoretical common shares, these are not actual common shares which can be voted or disposed of.  Each participant’s only right with respect to the theoretical common shares is to receive a distribution, at the time provided by the applicable plan, of common shares equal to the number of theoretical common shares credited to his or her bookkeeping account(s).  For further information concerning the Employee Deferral Plans, please see the discussion in the section captioned “Executive Compensation –– Compensation Discussion and Analysis –– Compensation Components –– Non-Qualified Deferred Compensation” on page 49 of this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “Compensation of Directors –– Director Deferral Plans” beginning on page 69 of this Proxy Statement.

(4)

Includes for each of Ms. Anderson, Mr. Blom, Mr. Davis, Mr. Endres, Mr. Horton, Mr. Karmanos, Mr. Nelson, Dr. Ribeau, and Ms. Schiavo 3,500 restricted common shares, and for Mr. Blystone 5,250 restricted common shares, which will vest on September 23, 2021.  For further information concerning the terms of the restricted common shares granted to non-employee directors, see footnote (18) below.

(5)

Includes 436 common shares held by Ms. Anderson’s spouse, who has sole voting and dispositive power as to the 436 common shares.  Beneficial ownership of these 436 common shares is disclaimed by Ms. Anderson.  Also includes 5,100 common shares held by Ms. Anderson in a GRAT Trust.

(6)	Includes 128,740 common shares held by Mr. Endres as trustee for a living trust.
(7)	NEO listed in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.
(8)

Includes 4,600 common shares subject to Currently Exercisable Options.  Also includes (i) 76,100 restricted common shares which will vest over time based on continued employment with the Company; (ii) 25,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares averages $65.00 per share for 90 consecutive days during the five-year period ending on June 25, 2025, and (b) Mr. Gilmore has continuously remained an employee of the Company through June 25, 2023, or if later, the date the stock price condition is met; and (iii) 50,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares equals or exceeds $65.00 per share for 90 consecutive days during the five-year period ending on September 26, 2023, and (b) Mr. Gilmore has continuously remained an employee of the Company through September 26, 2023.  See footnote (18) below for more information on the restricted common shares.

12	Worthington | 2021 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management

(9)

Includes 18,101 common shares subject to Currently Exercisable Options.  Also includes (i) 72,600 restricted common shares which will vest over time based on continued employment with the Company; and (ii) 50,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares meets or exceeds $65.00 per share for 90 consecutive days during the five-year period ending on September 25, 2024, and (b) Mr. Hayek has continuously remained an employee of the Company through September 25, 2024. See footnote (18) below for more information on the restricted common shares.

(10)	Includes 72,140 common shares held by Mr. Karmanos as trustee for a living trust.
(11)

Includes 3,834 common shares subject to Currently Exercisable Options.  Also includes (i) 26,700 restricted common shares which will vest over time based on continued employment with the Company; and (ii) 10,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares averages $65.00 per share for 90 consecutive days during the five-year period ending on June 25, 2025, and (b) Mr. Klingler has continuously remained an employee of the Company through June 25, 2023, or if later, the date the stock price condition is met. See footnote (18) below for more information on the restricted common shares.

(12)	See footnote (3) to preceding table.
(13)	Includes 81,555 common shares held by Mr. Nelson as trustee for a living trust.
(14)	Includes 8,000 common shares subject to Currently Exercisable Options.
(15)

Includes 1,187 common shares held by Mr. Rose’s wife, who has sole voting and dispositive power as to the 1,187 common shares.  Beneficial ownership of these 1,187 common shares is disclaimed by Mr. Rose.  Also includes 10,665 common shares held by Mr. Rose as custodian for his daughter. Also includes 10,665 common shares held by his other daughter, who resides with Mr. Rose. Also includes 89,334 common shares subject to Currently Exercisable Options.  Also includes (i) 67,200 restricted common shares which will vest over time based on continued employment with the Company; and (ii) 175,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares equals or exceeds $65.00 per share for any 90 consecutive day period during the five-year period ending on September 26, 2023, and (b) Mr. Rose has continuously remained an employee of the Company through September 26, 2023.  See footnote (18) below for more information on the restricted common shares.

(16)

Includes 43,201 common shares subject to Currently Exercisable Options.  Also includes (i) 27,500 restricted common shares which will vest over time based on continued employment with the Company; and (ii) 10,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares averages $65.00 per share for 90 consecutive days during the five-year period ending on June 25, 2025, and (b) Mr. Smolenski has continuously remained an employee of the Company through June 25, 2023, or if later, the date the stock price condition is met. See footnote (18) below for more information on the restricted common shares.

(17)

The number of common shares shown as beneficially owned by the Company’s current directors and executive officers as a group includes 361,368 common shares subject to Currently Exercisable Options and 698,750 restricted common shares.  See footnote (18) below for more information on the restricted common shares.  The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended, and the applicable vesting dates have not yet occurred.  The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by four executive officers not individually identified.

(18)

The restricted common shares granted to executive officers and non-employee directors of the Company are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period.  In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.  For further information concerning the terms of the restricted common shares granted to non-employee directors, please see the discussion in the section captioned “Compensation of Directors –– Equity Grants” on page 70 of this Proxy Statement.  For further information concerning the terms of the restricted common shares granted to executive officers, please see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Annual Restricted Common Share Awards to Executives”, “Executive Compensation -– Compensation Discussion and Analysis — Compensation Components -– Other Restricted Common Share Awards to NEOs in Fiscal 2021”, “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards”, “Executive Compensation — Fiscal 2021 Summary Compensation Table”, “Executive Compensation — Grants of Plan-Based Awards”, “Executive Compensation — Outstanding Equity Awards at Fiscal 2021 Year-End” and “Executive Compensation — Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022” beginning on page 46, page 47, page 47, page 54, page 58, page 60 and page 67, respectively, of this Proxy Statement.  Restricted common shares held by executive officers not named in this table are not listed individually.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and greater-than-10% beneficial owners of the Company’s outstanding common shares file reports with the SEC reporting their initial beneficial ownership of common shares and any subsequent changes in their beneficial ownership.  Specific due dates for such reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any late report or known failure to file a required report.  To the Company’s knowledge, based solely on a review of the copies of the reports filed electronically with the SEC and written representations that no other reports were required, the Company believes that during Fiscal 2021, all Section 16(a) filing requirements applicable to the Company’s directors and executive officers and greater-than-10% beneficial owners of the Company’s outstanding common shares were complied with, with the exception of two Form 4s, one each for Joseph B. Hayek (included one transaction) and Geoffrey G. Gilmore (included four transactions), which were filed late due to a delay in receiving information from internal resources.

Security Ownership of Certain Beneficial Owners and Management • 2021 Proxy Statement | Worthington	13

Corporate Governance

Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, in accordance with applicable NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect the Company’s commitment to high standards of corporate governance.  The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements.

The Corporate Governance Guidelines are available on the “Governance” page of the “Investors” section of the Company’s website located at www.worthingtonindustries.com.

Code of Conduct

In accordance with applicable NYSE Rules and the applicable rules and regulations of the SEC (the “SEC Rules”), the Board adopted the Worthington Industries, Inc. Code of Conduct (the “Code of Conduct”).  The Code of Conduct is available on the “Governance” page of the “Investors” section of the Company’s website located at www.worthingtonindustries.com.

Director Independence

Pursuant to the Corporate Governance Guidelines, a director is determined to be an independent director if he or she is independent of management and has no material relationship with the Company, either directly or indirectly as a partner, shareholder or officer of an entity that has such a relationship with the Company, as affirmatively determined by the Board.  The Board observes all additional criteria for independence established by NYSE or required under SEC Rules or other applicable laws and regulations.

The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between the Company and Kerrii Anderson, John Blystone, Mark Davis, Michael Endres, Ozey Horton, Jr., Peter Karmanos, Jr., Carl Nelson, Jr., Sidney Ribeau or Mary Schiavo, individually (each, an “Independent Director” and collectively, the “Independent Directors”), or any entities for which any Independent Director is a partner, officer, employee or shareholder.  The Board has reviewed, considered and discussed such relationships, and the compensation which each Independent Director has received, directly or indirectly, from the Company, in order to determine whether each Independent Director meets the independence requirements of the Corporate Governance Guidelines, the applicable NYSE Rules and the applicable SEC Rules.  The Board has affirmatively determined that (a) none of the Independent Directors has any relationship with the Company, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes, or may interfere, with his or her independence from management and the Company or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under applicable NYSE Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as an “Independent Director” under the Corporate Governance Guidelines.  As required by applicable NYSE Rules, the Independent Directors represent a majority of the Company’s directors.  John P. McConnell does not qualify as independent under applicable NYSE Rules or SEC Rules or the Corporate Governance Guidelines because he is an executive officer of the Company.  David Blom does not qualify as independent under applicable NYSE Rules or SEC Rules or the Corporate Governance Guidelines because John P. McConnell served as a member of the compensation committee of OhioHealth Corporation until October 2018, while Mr. Blom was an executive officer of OhioHealth Corporation.

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or an employee) of a company that makes payments to, or receives payments from, the Company for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) the Company makes contributions to a scholastic or charitable tax-exempt organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) the Company uses facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to the Company are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under the NYSE Rules which would disqualify a director from being independent.

14	Worthington | 2021 Proxy Statement • Corporate Governance

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the current Independent Directors qualify as independent under the Corporate Governance Guidelines as well as applicable NYSE Rules and SEC Rules, including the relevant relationships described below in the section captioned “Transactions With Certain Related Persons” beginning on page 31 of this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.  The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board.  Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily.  The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director.

While the Board and the Nominating and Governance Committee do not have specific eligibility requirements and do not, as a matter of course, weigh any of the factors they deem appropriate more heavily than others, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications.  The Company believes that the members of the Board, as a group, have such backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on the source of the recommendation.  The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board.  Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan.  Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist with the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm.  The Nominating and Governance Committee has never used a consultant or search firm for such purpose, and, accordingly, the Company has paid no such fees.

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of the Company, to the Company’s executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085.  The recommendation must include the candidate’s name, age, business address, residence address and principal occupation.  The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate.  A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

Corporate Governance • 2021 Proxy Statement | Worthington	15

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each Annual Meeting.  In addition, shareholders wishing to nominate directors may do so, provided they comply with the nomination procedures set forth in the Company’s Code of Regulations and applicable SEC Rules.  In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination.  The notice must be sent to the Company’s Secretary, and either delivered in person to, or mailed to and received at, the Company’s principal executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085 not less than 14 days or more than 50 days prior to any meeting called for the election of directors.  However, if notice or public disclosure of the date of the meeting is given or made less than 21 days prior to the meeting, the shareholder notice must be received by the Company’s Secretary not later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or publicly disclosed.  The Company’s Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review.  Each shareholder notice must include the following information as to each individual the shareholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares of the Company beneficially owned by the proposed nominee; and (d) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under applicable SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected.  The nominating shareholder must also provide (i) the name and address of the nominating shareholder; and (ii) the number of common shares of the Company beneficially owned by the nominating shareholder.  No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board (the “Compensation Committee”) is currently comprised of John Blystone (Chair), Kerrii Anderson, Michael Endres and Ozey Horton, Jr. No member of the Compensation Committee is a present or past employee or officer of the Company.  During Fiscal 2021 and through the date of this Proxy Statement, none of the Company’s executive officers has served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, whose executive officers served on the Company’s Board or Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director.  Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-management directors as a group, the Independent Directors, as defined by the Corporate Governance Guidelines and applicable NYSE Rules as a group, the Lead Independent Director or any other individual director may do so by addressing such correspondence to the name(s) of the specific director(s), to the “Non-Management Directors” as a whole, to the “Independent Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of the Company, to the Company’s executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085.  The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Management Director Communication”, “Shareholder/Interested Person – Independent Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate.  All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the “Non-Management Directors” as a whole, to the “Independent Directors” as a whole or to a certain specified individual director(s).  Copies of all such correspondence will be circulated to the appropriate director(s).  Correspondence marked “personal and confidential” will be delivered to the intended recipient(s) without opening.  There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Company’s Independent Directors.

Questions, complaints and concerns may also be submitted to Company directors through our Worthington Industries EthicsLine Reporting website at www.Worthington.EthicsPoint.com or by calling 877-263-9893 inside the United States and Canada.

16	Worthington | 2021 Proxy Statement • Corporate Governance

Corporate Citizenship and Sustainability Highlights

In addition to Worthington’s commitment to high ethical standards and sound corporate governance practices, which are summarized on page 3 of this Proxy Statement, we are dedicated to responsible corporate citizenship. Although our approach to corporate citizenship is ever evolving, our primary focus remains our people, our community and our environmental footprint. We are constantly seeking to improve on and rely on our Company Philosophy rooted in the Golden Rule to guide us through all aspects of corporate citizenship and sustainability.

In line with our people-first Philosophy, our employees have always been, and will always be, our most important asset. As such, we are continually focused on creating and maintaining a strong corporate culture.  Our culture provides employees with opportunities for personal and professional development, as well as community engagement, all of which we believe contribute to the Company’s overall success. We have repeatedly been recognized as a top place to work and we offer our employees competitive pay and above-market benefits, as compared to others in our industry, all while focusing on safety, wellness, and promoting a diverse and inclusive culture.

Our Philosophy guides and encourages us to practice good citizenship which is reflected in our employees’ efforts in our communities. Through financial contributions to not-for-profit organizations and volunteering, we are working to improve the quality of life in the communities where we live and work.  During Fiscal 2021, we also contributed $20 million in value of Nikola shares to the Worthington Industries Foundation to establish a charitable endowment focused on the communities in which we operate. We believe that together, better is possible at work and in our communities.

The Company has always made protecting our people and the environment a top priority. We have demonstrated our commitment to environmentally responsible operations by conforming with international standards for environmental management (ISO 14001) and reducing our impact on the environment in multiple areas of our global business. In addition, we have sought continuous improvement in our health and safety programs, which follow ISO 45001 standards, and regularly have an industry-leading safety record.

For more details on our corporate citizenship and sustainability efforts, please see our annual Corporate Citizenship and Sustainability Report available on the “Governance” page of the “Investors” section of the Company’s website located at www.worthingtonindustries.com.

Corporate Governance • 2021 Proxy Statement | Worthington	17

Proposal 1:  Election of Directors

There are currently 11 directors – three in the class whose terms expire at the Annual Meeting and who are proposed to be re-elected for terms expiring at the Annual Meeting of Shareholders in 2024; four in the class whose terms expire at the Annual Meeting of Shareholders in 2022; and four in the class whose terms expire at the Annual Meeting of Shareholders in 2023.

The Board proposes that the three director nominees named in the summary below, each of whom was unanimously recommended by the Nominating and Governance Committee, be re-elected as directors at the Annual Meeting.  Each individual elected as a director at the Annual Meeting will hold office for a three-year term, expiring at the Annual Meeting of Shareholders in 2024, and until his/her successor is duly elected and qualified, or until his/her earlier death, resignation or removal from office.  The individuals named as proxy holders in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the form of proxy.  If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board.  The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director of the Company if elected.

Information Concerning Nominees and Continuing Directors

The information set forth below, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to the Company by such director as of August 2, 2021.  Except where otherwise indicated, each director has had the same principal occupation for the last five years.  There are no family relationships among any of the current directors, director nominees and executive officers of the Company.

18	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

Nominees Standing for Re-Election to the Board at the 2021 Annual Meeting

John B. Blystone	Age 68	Director since 1997

John B. Blystone has served continuously as a director of the Company since 1997 and as the Lead Independent Director of the Company since January 2007.  He is the Chair of the Compensation Committee and a member of the Executive Committee.  Mr. Blystone served as Chairman of the Board, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired.  From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company.  Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition and related products, from August 2010 to March 2012.  Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners.  Mr. Blystone graduated from the University of Pittsburgh. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company.  He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company.  Mr. Blystone’s business acumen, his long service on our Board, and his collegial style and leadership resulted in his election as the Lead Independent Director of the Company and make him well qualified to continue to serve on the Board.

Mark C. Davis	Age 62	Director since 2011

Mark C. Davis has served continuously as a director of the Company since 2011 and is a member of the Audit Committee.  Mr. Davis is a private investor and Chief Executive Officer of Lank Acquisition Corp., which invests in minority and majority positions in public and private companies.  Prior to forming Lank Acquisition Corp. in 2007, Mr. Davis spent 20 years in a variety of senior investment banking positions.  From 1996 to 2003, Mr. Davis was a senior executive at JPMorgan Chase where he began as Head of the Merger and Acquisition Group.  He became Head of General Industry Investment Banking in 2000 and was also Co-Head of Investment Banking Coverage which comprised all of JPMorgan Chase’s corporate clients, and was named Vice Chairman of Investment Banking in 2002.  Mr. Davis holds a Master’s in Business Administration from the Tuck School of Business and a B.A. from Dartmouth College. Mr. Davis’ financial knowledge and depth of experience in equity investing, strategic matters, acquisitions, financial analysis and investment banking make him well qualified to continue to serve on the Board, and qualify him as an “audit committee financial expert”, as defined by applicable SEC Rules.

Sidney A. Ribeau	Age 74	Director since 2000

Sidney A. Ribeau has served continuously as a director of the Company since 2000 and is a member of the Nominating and Governance Committee.  Since October 2013, Dr. Ribeau has served as Professor of Communications for Howard University, and he also served as President of Howard University from August 2008 to October 2013.  Dr. Ribeau served as President of Bowling Green State University for more than 13 years prior to that time.  Dr. Ribeau serves on the Board of Trustees of Teachers Insurance and Annuity Association (TIAA).  He was previously a member of TIAA’s Human Resources Committee, Nominating and Governance Committee and Corporate Governance and Social Responsibility Committee.  Dr. Ribeau has previously served on the Boards of Directors of Convergys Corporation from 2001 through 2008 and The Andersons, Inc. from 1997 through 2008.  Dr. Ribeau received his B.A. from Wayne State University and his Master’s and Doctorate from the University of Illinois. Dr. Ribeau brings extensive experience in managing the issues that face large public institutions.  His background as the leader of a billion-dollar public institution and as an educator and administrator enables him to provide insight relative to management, educational, financial, human resources and public policy matters and make him well qualified to continue to serve on the Board.

Proposal 1: Election of Directors • 2021 Proxy Statement | Worthington	19

Directors Whose Terms Continue Until the 2022 Annual Meeting of Shareholders

Kerrii B. Anderson	Age 64	Director since 2010

Kerrii B. Anderson has served continuously as a director of the Company since 2010 and is a member of the Audit Committee and the Compensation Committee.  Ms. Anderson has been a private investor and board advisor since September 2008.  Prior to that time, she served as Chief Executive Officer and President of Wendy’s International, Inc. (now known as The Wendy’s Company), a restaurant operating and franchising company, from November 2006 until September 2008 when that company merged with a subsidiary of Triarc Companies, Inc. to form Wendy’s/Arby’s Group, Inc.  She served as a director of Wendy’s International, Inc. from 2001 until September 2008, and as Wendy’s Interim Chief Executive Officer and President from April to November 2006 and its Executive Vice President and Chief Financial Officer from 2000 to April 2006.  Previously, Ms. Anderson served as Senior Vice President and Chief Financial Officer of M/I Schottenstein Homes, Inc. (now known as M/I Homes, Inc.), a builder of single-family homes, from 1987 to 2000. Ms. Anderson has served as a member of the Board of Directors of Laboratory Corporation of America Holdings since May 2006, where she is Chair of its Audit Committee and a member of its Nominating and Governance Committee.  She joined the Board of Directors of Abercrombie & Fitch Co. in February 2018 and is the Chair of its Audit Committee and a member of its Nominating and Governance Committee.  She also joined the Board of Directors of The Sherwin-Williams Company in April 2019 and has chaired its Compensation Committee since April 2021.  Previously, she served as a member of the Board of Directors of Chiquita Brands International, Inc. from 2009 to January 2015, including service as Chairwoman of the Board from October 2012 to January 2015, as Chair of its Nominating and Governance Committee and as a member of its Audit Committee until January 2015 when Chiquita was acquired by Cavendish Global Limited and became a private company; and as a member of the Board of Directors of P. F. Chang’s China Bistro, Inc. from 2009 until July 2012 when P.F. Chang’s was acquired by Wok Acquisition Corp.  Ms. Anderson chairs the Finance Committee of The Columbus Foundation and is a member of the Board of Directors of OhioHealth Corporation, where she is Chair of its Executive Compensation Committee.  Ms. Anderson has a strong record of leadership in operations and strategy. She is a Certified Public Accountant and qualifies as an “audit committee financial expert”, as defined by applicable SEC Rules, given her experience as Chief Executive Officer and Chief Financial Officer of Wendy’s and Chief Financial Officer of M/I Schottenstein Homes. Ms. Anderson received a B.A. from Elon University and a Master of Business Administration from the Duke University Fuqua School of Business. She has extensive corporate governance experience through her service on other public company boards.  Her extensive experience in accounting and financial reporting and analysis and prior experience as a chief executive officer of a public company and chief financial officer of multiple public companies, in addition to other public company board service, make Ms. Anderson a valuable asset to the Board and its various committees, and well qualified to serve on the Board.

David P. Blom	Age 67	Director since 2019

David P. Blom has served continuously as a director of the Company since June 2019 but does not currently serve as a member of any Board committees.  Mr. Blom served as President and Chief Executive Officer of OhioHealth Corporation, a not-for-profit, healthcare system in central Ohio, from March 2002 until his retirement in June 2019. Mr. Blom previously served as President of OhioHealth’s central Ohio hospitals – Grant Medical Center, Riverside Methodist Hospital and Doctors Hospital – while also serving as Executive Vice President and Chief Operating Officer of OhioHealth.  Mr. Blom currently serves as a member of the Board of Directors for several organizations, including SOC Telemed since 2018; Healthy Roster since 2017; Vizient Inc. since 2011; the Columbus Downtown Development Corporation since 2010; and Kimball Midwest Advisory Council since 2015. Mr. Blom previously served on the Board of Directors of The Columbus Foundation from 2011 to 2017 and Dominion Homes, Inc. from 2006 to 2009.  Mr. Blom holds an M.H.S.A in Healthcare Administration from George Washington University, and a B.A. in Business Administration from The Ohio State University. Mr. Blom has a track record of achievement and a solid understanding of complex issues, particularly those facing healthcare delivery. He has expertise in leading strategic initiatives, managing and developing human capital, improving profitability, and improving quality of care and customer experience, which enables him to bring a unique and valuable perspective to the Board, and makes him well qualified to serve on the Board.

20	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

John P. McConnell	Age 67	Director since 1990

John P. McConnell has served as the Company’s Executive Chairman since September 2020, as a director of the Company continuously since 1990, and as Chairman of the Board of the Company since 1996.  He served as the Company’s Chief Executive Officer from June 1993 to September 2020 and in various positions with Worthington Industries from 1975 to June 1993.  Mr. McConnell also serves as the Chair of the Executive Committee.  He has been a director of OhioHealth Corporation since 2009 and has served as its Chairman.  Mr. McConnell brings solid public company and overall management and operations experience as a Chief Executive Officer and Chairman of the Board.  In addition, in his more than 40 years of service to the Company, Mr. McConnell has served in various roles with the Company spanning not only executive management, but prior to that, time in production, sales, human resources and management at plant, business unit and corporate levels, making him well qualified to serve on the Board.

Mary Schiavo	Age 65	Director since 1998

Mary Schiavo has served continuously as a director of the Company since 1998 and is a member of the Audit Committee and the Nominating and Governance Committee.  Ms. Schiavo has been an attorney with the law firm of Motley Rice LLC, since October 2003.  Ms. Schiavo has been employed by CNN as an analyst and on-air commentator since calendar year 2014.  Ms. Schiavo was an attorney with a law firm in Los Angeles, California, from 2001 to October 2003.  Ms. Schiavo served as a professor at The Ohio State University, College of Engineering, Department of Aerospace Engineering and Aviation and School of Public Policy and Management and also as a Consultant for NBC News from 1997 to 2002. Ms. Schiavo served as Inspector General for the U.S. Department of Transportation for six years, where she had auditing and oversight responsibility over a multi-billion dollar government agency; Assistant Secretary of Labor of the U.S. for one year; a White House Fellow for one year; and was an attorney with the U.S. Department of Justice for seven years.  Ms. Schiavo has gained in-depth knowledge of the Company’s business and structure from her more than 20 years of service as a director.  Ms. Schiavo received a B.A. from Harvard University, a Master of Arts degree from The Ohio State University, and a Juris Doctorate degree from New York University. She was previously an elected director of the Harvard University Alumni Association and a member of the President’s Council on Integrity and Efficiency in Government and the President’s Commission on White House Fellowships.  Ms. Schiavo’s legal and governmental experience enable her to bring a unique and valuable perspective to the Board and make her well qualified to serve on the Board.

Directors Whose Terms Continue Until the 2024 Annual Meeting of Shareholders

Michael J. Endres	Age 73	Director since 1999

Michael J. Endres has served continuously as a director of the Company since 1999 and is a member of the Executive Committee and the Compensation Committee.  Mr. Endres serves as Senior Advisor to Stonehenge Partners, Inc., a private equity investment firm he co-founded in August 1999.  His duties include, among other things, providing advice related to specific company financial characteristics, balance sheet and income statement analysis, as well as industry growth rates and trends, and managing the acquisition and disposition of the firm’s investments.  Mr. Endres served as a director of Huntington Bancshares Incorporated from April 2003 to April 2018.  Mr. Endres served as a director of W.W.Williams Company, a privately-held company, from October 2011 to 2016, and currently serves as a director of TRI-W Group (successor to W.W. Williams Company).  He has been a director and Chairman of Conterra AG, a privately-held company, since 2014; and Calibre Group LLC, a privately-held company, since 2015.  Mr. Endres served as a director of Tim Hortons Inc. from 2006 until December 2014 (when it was acquired by Restaurant Brands International), where he was Chair of its Audit Committee and a member of its Executive Committee.  Mr. Endres received a B.S. from Miami University. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives and acquisitions, financial analysis, leadership and management, and is a director of various companies.  This experience, along with his financial expertise and his history as a director with the Company, make him well suited to serve on the Board.

Proposal 1: Election of Directors • 2021 Proxy Statement | Worthington	21

Ozey K. Horton, Jr.	Age 71	Director since 2011

Ozey K. Horton, Jr. has served continuously as a director of the Company since 2011 and is a member of the Compensation Committee and the Nominating and Governance Committee.  He is an independent advisor and serves as Director Emeritus of McKinsey & Company, a management consulting firm, from which he retired in February 2011.  Prior to that time, Mr. Horton served as a Director in the Atlanta office of McKinsey & Company from 1981 through February 2011.  Over the years, Mr. Horton led numerous corporate growth, strategic, mergers and acquisitions, and performance improvement initiatives at global clients across a range of industries — especially in the basic industrials space (such as metals and mining; pulp, paper and packaging; chemicals; and energy). He has also led several practices within McKinsey & Company: as founder of the global pulp, paper, and packaging practice; co-leader of the global basic materials practice; and leader of the global operations practice within the energy and materials sector.  Prior to his service with McKinsey & Company, Mr. Horton had early career experiences in manufacturing, corporate development and project engineering.  Mr. Horton has served as a director of Louisiana-Pacific Corporation, a global leader in engineered wood products, since September 2016 where he currently serves as a member of its Finance & Audit Committee and its Nominating and Corporate Governance Committee.  In 2018, he became a director of Rubicon Limited, which produces genetic tree seedling products. Rubicon Limited became ArborGen Holdings in 2019. Mr. Horton serves on the Dabbagh Group Holding Co. Ltd. Advisory Board.  He also serves as a member of the Spoleto Festival, U.S.A. Board of Directors, the MUSC Hollings Cancer Center Advisory Board, and the Liberty Fellows Senior Advisor Group.  He formerly served as a member of the Metso Corporation Board and The Board of Visitors of the Pratt School of Engineering/Duke University.  Mr. Horton has extensive experience working in Europe, South America, India and Asia.  Mr. Horton has a BSE in civil and environmental engineering from Duke University and a Master of Business Administration from the Harvard Business School. Mr. Horton’s wide-ranging experience working with manufacturing and other companies, both domestically and globally, provides unique expertise to the Board, and all of these attributes make him well suited to serve on the Board.

Peter Karmanos, Jr.	Age 78	Director since 1997

Peter Karmanos, Jr. has served continuously as a director of the Company since 1997, is Chair of the Nominating and Governance Committee and is a member of the Executive Committee.  Mr. Karmanos founded Compuware, a software development company, in 1973.  He served as Chairman of the Board, Chief Executive Officer and a director of Compuware Corporation from its founding until June 2011.  He continued to serve as Executive Chairman of the Board and a director until March 2013, when he resigned from that board.  Mr. Karmanos has the entrepreneurial spirit that built a billion-dollar company from a start-up and the business acumen of the Chairman and Chief Executive Officer of an S&P 500 corporation.  Mr. Karmanos is a Partner in MadDog Technology, LLC, a privately-held company that focuses on creating and operating cloud-powered software businesses.  Mr. Karmanos also served as a director for Taubman Centers, Inc. from 2000 and was a member of its Compensation Committee until January 2018 when he resigned from that board.  He serves as a director for the Barbara Ann Karmanos Cancer Institute, Detroit Renaissance, and New Detroit Coalition, and on the Board of Governors for the National Hockey League. Mr. Karmanos has a wealth of public company management and information technology experience.  This includes extensive skill and background dealing with the growth, operation and management of a large public company as its co-founder and Chairman of the Board. In addition, his skills and expertise in information technology bring valuable insight to the Board.  All of these attributes make him well qualified to serve on the Board.

22	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

Carl A. Nelson, Jr.	Age 76	Director since 2004

Carl A. Nelson, Jr. has served continuously as a director of the Company since 2004, is the Chair of the Audit Committee and is a member of the Executive Committee.  Mr. Nelson was a partner with Arthur Andersen, LLP and retired in February 2002 after 31 years of service.  Mr. Nelson had served as Managing Partner of the Arthur Andersen Columbus, Ohio office, and was the leader of the firm’s consulting services for the products industry in the United States.  Currently, Mr. Nelson serves on the Board of Directors of Advanced Drainage Systems, Inc., a $1 billion public company, where he is Chair of its Compensation Committee.  Mr. Nelson is a Certified Public Accountant (retired) and a member of The Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants.  Mr. Nelson received his B.S. in Accounting from The Ohio State University and a Master of Business Administration from the University of Wisconsin.  Mr. Nelson has taught in the MBA and executive education programs at The Ohio State University and is a member of the Dean’s Advisory Council for the Fisher College of Business at The Ohio State University.  Mr. Nelson has significant public company accounting and financial expertise. Mr. Nelson has vast experience as a business consultant on a variety of projects involving areas such as large-scale technology implementation, defining strategic initiatives, strategic planning and projects with significant change requirements.  As an “audit committee financial expert”, as defined by applicable SEC Rules, Mr. Nelson has served the Board well as the Chair of the Audit Committee since 2004.  All of these attributes make Mr. Nelson well suited to serve on the Board.

Required Vote and Board’s Recommendation

Under Ohio law and the Company’s Code of Regulations, the three nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees, unless authority to vote for one or more of the nominees is withheld.  Common shares as to which the authority to vote is withheld will not be counted toward the election of directors or the election of the individual nominees specified on the form of proxy.  Proxies may not be voted for more than three nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Proposal 1: Election of Directors • 2021 Proxy Statement | Worthington	23

Meetings of the Board

The Board held five meetings during Fiscal 2021, of which four were regularly scheduled meetings.  During Fiscal 2021, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board, and (b) the total number of meetings held by all committees of the Board on which such director served.

The Board and management of the Company are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, as appropriate, the Corporate Governance Guidelines and the charters of the various committees of the Board in response to corporate governance developments, including changes in the applicable NYSE Rules and SEC Rules, and recommendations by directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and applicable NYSE Rules, non-management directors of the Company, who, with the exception of David Blom, are “Independent” Directors, as defined by the Corporate Governance Guidelines and applicable NYSE Rules, meet (without management present) in executive session at such times as the non-management directors deem necessary or appropriate.  These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the Chief Executive Officer.  The non-management and the Independent Directors met in executive session after two of the four regularly scheduled Board meetings held in Fiscal 2021.

Board Member Attendance at Annual Meetings of the Shareholders

The Company does not have a formal policy with respect to attendance by our directors at the annual meetings of the shareholders.  The Board generally schedules its quarterly meetings to fall in March, June, September and December.  Five of the 11 then-incumbent directors attended the Company’s 2020 Annual Meeting of Shareholders: Ms. Anderson, Mr. Horton, Mr. McConnell, Mr. Nelson and Ms. Schiavo.

Board Leadership Structure

The Board is led by John P. McConnell, who became Executive Chairman in September 2020, after serving as Chief Executive Officer (“CEO”) from June 1993 until September 2020.  He has been a director of the Company since 1990 and has served as Chairman of the Board of the Company since September 1996.  The Company's Board is currently comprised of Mr. McConnell and ten non-management directors.  John Blystone is the Company’s Lead Independent Director.

The Board has four standing committees: Audit, Compensation, Executive, and Nominating and Governance.  Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors.  Detailed information on each Board committee is contained in the section captioned “Proposal 1: Election of Directors — Committees of the Board” beginning on page 26 of this Proxy Statement.

The Company does not have a fixed policy regarding whether the offices of Chairman of the Board and CEO should be vested in the same person or two different people. Prior to Mr. McConnell retiring as CEO in September 2020, the Board had long determined that the most effective leadership structure was having Mr. McConnell in both roles, coupled with a Lead Independent Director, independent chairs for our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee, and regularly scheduled executive sessions of the non-management and independent directors.

The Board believes having Mr. McConnell in the role of Executive Chairman and Mr. Rose as the CEO, while maintaining a Lead Independent Director, is an effective management structure for the Company, and that the structure promotes the development and execution of our business strategy and facilitates information flow between management and the Board, which are essential to effective governance. The Board believes that its strong governance practices, including its supermajority of Independent Directors, the change to the separate Executive Chairman and separate CEO roles, and the clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

24	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

Lead Independent Director

In January 2007, the Company established a Lead Independent Director position and appointed John Blystone as the Lead Independent Director.

A copy of the Company's Lead Independent Director Charter is available on the “Governance” page of the “Investors” section of the Company’s website located at www.worthingtonindustries.com.  In addition to the other duties more fully described in the Company’s Lead Independent Director Charter, the Lead Independent Director is responsible for:

•

advising the Chairman of the Board and the CEO regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by the Company’s management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;

•	recommending to the Chairman of the Board and the CEO the retention of advisers and consultants who report directly to the Board;
•	assisting the Board, the Nominating and Governance Committee and the officers of the Company in ensuring compliance with and implementation of the Corporate Governance Guidelines;
•

calling meetings of the non-employee directors, developing the agenda for and serving as chairman of the executive sessions of the non-employee directors, and serving as principal liaison between the non-employee directors and the Chairman of the Board and the CEO on sensitive issues;

•

working with the Nominating and Governance Committee, the Chairman of the Board and the CEO to recommend the membership of the various Board committees, as well as the selection of Board committee chairs;

•	serving as chair of meetings of the Board when the Chairman of the Board is not present;
•	being available for consultation and direct communications with the Company’s shareholders, if requested and appropriate; and
•	performing such other duties as the Board may determine.

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Committees of the Board

The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.  The charter for each committee has been reviewed and approved by the Board and is available on the “Governance” page of the “Investors” section of the Company’s website located at www.worthingtonindustries.com.

Committees of the Board

Chairperson	Member		Audit Committee Financial Expert
	Executive	Audit	Compensation	Nominating and Governance
Kerrii B. Anderson*
David P. Blom
John B. Blystone*
Mark C. Davis*
Michael J. Endres*
Ozey K. Horton, Jr.*
Peter Karmanos, Jr.*
John P. McConnell
Carl A. Nelson, Jr.*
Sidney A. Ribeau*
Mary Schiavo*

*	Independent director under NYSE Rules

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board.  The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend the Company’s Code of Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that applicable law or the Company’s governing documents do not permit to be delegated to a committee of the Board.

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an Independent Director under the applicable NYSE Rules and under SEC Rule 10A-3.  The Board believes each member of the Audit Committee is qualified to discharge his or her duties on behalf of the Company and satisfies the financial literacy requirement of the NYSE Rules.  The Board has also determined that each of Ms. Anderson, Mr. Davis and Mr. Nelson qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of SEC Regulation S-K by virtue of their respective experience, including that described on pages 20, 19, and 23, respectively, of this Proxy Statement.  No member of the Audit Committee serves on the audit committee of more than two other public companies.

At least annually, the Audit Committee evaluates its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

26	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee is organized and conducts its business pursuant to a written charter.  The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits of the Company.  Specifically, the Audit Committee appoints and evaluates the Company’s independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm.  The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) the Company’s consolidated financial statements and the related disclosures, including the integrity and quality of the Company’s consolidated financial statements; (b) the Company’s compliance with legal and regulatory requirements, including the financial reporting process; (c) the Company’s systems of disclosure controls and procedures and internal control over financial reporting and its accounting and financial controls; (d) the performance, qualifications and independence of the Company’s independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of the Company’s internal audit function; (f) the annual independent audit of the Company’s consolidated financial statements; (g) financial, reporting and compliance risk management; and (h) the Company’s overall enterprise risk management program including such matters related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social aspects.  The Audit Committee also prepares the report that the SEC Rules require be included in the Company’s annual proxy statement.

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

•

reviewing, with the Company’s financial management, internal auditors and independent registered public accounting firm, the Company’s accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by the Company’s independent registered public accounting firm and reviewing the activities of and the results of audits conducted by the Company’s internal auditors and independent registered public accounting firm;

•

reviewing, with the Company’s independent registered public accounting firm, the audit report of the Company’s independent registered public accounting firm on the effectiveness of the Company’s internal control over financial reporting filed with the Company’s Annual Report on Form 10‑K;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	setting and maintaining hiring policies for employees or former employees of the Company’s independent registered public accounting firm;
•	receiving reports concerning any non-compliance with the Company’s Code of Conduct by any officers or directors of the Company and approving, if appropriate, any waivers therefrom;
•	administering the Company’s Related Person Transaction Policy and approving, if appropriate, any “related person” transactions with respect to the Company’s directors or executive officers;
•

reviewing with the Company’s management, the Company’s major financial risk exposures and the steps being taken to monitor and control them as well as the Company’s guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;

•	directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and
•

other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, NYSE and other similar bodies or agencies which could have an effect on the Company's consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

The Audit Committee met four times during Fiscal 2021.  The Audit Committee’s report relating to Fiscal 2021 begins on page 78 of this Proxy Statement.

Proposal 1: Election of Directors • 2021 Proxy Statement | Worthington	27

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an Independent Director under the applicable NYSE Rules.  The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under the applicable NYSE Rules.  All members of the Compensation Committee also qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.  The Compensation Committee evaluates its performance at least annually.

The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

•

discharging the Board’s responsibilities relating to compensation of the Company’s CEO and executive management, including reviewing and approving the compensation philosophy, policies, objectives and guidelines for the Company’s executive management;

•

reviewing and approving, if it has been deemed appropriate, the Company’s peer group companies and data sources for purposes of evaluating the Company’s compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;

•

reviewing and approving corporate goals and objectives, including performance goals, relevant to CEO and executive management compensation and evaluating the performance of the CEO and executive management in light of the approved corporate goals and objectives;

•	reviewing and approving the metrics used for determining payouts under cash-based and equity-based incentive programs;
•	setting the compensation of the CEO and other executive officers, including the amount and types of compensation;
•

preparing, producing, reviewing and/or discussing with the Company’s management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in the Company’s proxy statement and/or Annual Report on Form 10-K;

•

providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at the Company’s annual shareholder meetings, including Say-on-Pay and Say-on-Frequency proposals, and reviewing and considering the results of such votes;

•	reviewing, and advising the Board with respect to, Board compensation;
•	administering the Company’s equity-based incentive compensation plans, the Company’s other executive incentive compensation programs, and any other plans and programs which the Board designates;
•	reviewing and discussing with the Company’s management, the Company’s compensation risk management disclosures required by SEC Rules relating thereto;
•	reviewing and making recommendations to the Board regarding, the creation or revision of any “clawback” or similar policy allowing the Company to recoup compensation paid to executive officers;
•

in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and the Company’s responses thereto;

•

reviewing and discussing with the Company’s management, the Company’s human capital management activities, including matters relating to talent management and development, talent attraction and retention, employee engagement and diversity, equity and inclusion; and

•	carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

28	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Role of the Compensation Committee” and “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Philosophy and Objectives” beginning on page 34 and page 36, respectively, of this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention.  Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in NYSE’s Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

The Compensation Committee met three times during Fiscal 2021.  The Compensation Discussion and Analysis regarding executive compensation for our NEOs begins on page 34 of this Proxy Statement, and the Compensation Committee Report for Fiscal 2021 is on page 53 of this Proxy Statement.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an Independent Director under the applicable NYSE Rules.  The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.  The Nominating and Governance Committee evaluates its performance at least annually.

Under the terms of its charter, the Nominating and Governance Committee is to:

•	develop and periodically review principles of corporate governance and recommend them to the Board for its approval;
•	review the Amended Articles of Incorporation, the Code of Regulations and the Corporate Governance Guidelines of the Company and recommend to the Board any changes deemed appropriate;
•	review the procedures and communication plans for shareholder meetings and ensure that required information regarding the Company is adequately presented;
•

review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;

•	plan for continuity on the Board as existing Board members leave the Board;
•

with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;

•	identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;
•	with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board in the case of resignation, retirement or death;
•

evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election; oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; and oversee the evaluation of the other Board committees and of management;

Proposal 1: Election of Directors • 2021 Proxy Statement | Worthington	29

•

with the Chairman of the Board and the CEO, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters, the creation of additional committees or, with the Chairman of the Board and the CEO, recommend to the Board individuals to be chairs and members of Board committees; so that each Board committee is comprised of members with the appropriate qualities, skills and experience for the tasks of the committee; and

•	oversee the Company’s corporate social responsibility programs and goals, and the Company’s progress toward achieving those goals.

To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

•

review the relationships between the Company and each director, whether direct or as a partner, officer or equity owner of an organization that has a relationship with the Company, for conflicts of interest (all members of the Board are required to report any such relationships to the Company’s General Counsel);

•

address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and

•	make appropriate recommendations to the Board concerning determinations necessary to find a director to be an Independent Director.

The Nominating and Governance Committee met one time during Fiscal 2021.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks facing our Company, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis.  A risk committee, comprised of senior executives, directs this process.  Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of the Company’s critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee and the Compensation Committee.  Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance, privacy, information security, cybersecurity, business conduct, health and safety, environmental, social, governance and other risks.  The Audit Committee is tasked with oversight of financial, reporting and compliance risk management, along with the Company’s overall risk management program. The Compensation Committee is tasked with oversight of compensation risk management, and the Board as a whole oversees all other risk management.

30	Worthington | 2021 Proxy Statement • Proposal 1: Election of Directors

Transactions With Certain Related Persons

Review, Approval or Ratification of Transactions with Related Persons

The Company’s policy with respect to related person transactions is addressed in the Company’s written Related Person Transaction Policy (the “Policy”), which supplements the Company’s written Code of Conduct provisions addressing “conflicts of interest”.  As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs, an outside business involvement or other private interest may adversely influence the judgment or loyalty required for performance of his or her duties to the Company.  In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her supervisor or the Company’s Ethics Officer.  The supervisor will then consult with management or the Ethics Officer, as appropriate.  The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director may be in conflict with those of the Company is to be reported to the Audit Committee.  The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

The Policy was adopted by the Board and is administered by the Audit Committee and the Company’s General Counsel.  The Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which: the Company participates, directly or indirectly, and a “related person” has, had or will have a direct or indirect material interest.  Under the Policy, a “related person” is any person:

•	who is or was an executive officer, a director or a director nominee of the Company, or an immediate family member of any such individual; or
•	who is or was the beneficial owner of more than 5% of the Company’s outstanding common shares, or an immediate family member of any such individual.

All related person transactions are to be brought to the attention of the Company’s management who will then refer each matter to the Company’s General Counsel and the Audit Committee.  Each director, director nominee or executive officer of the Company must notify the Company’s General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction.  In addition, any related person transaction proposed to be entered into by the Company must be reported to the Company’s General Counsel by the employee of the Company who has authority over the transaction.  On an annual basis, each director, director nominee and executive officer of the Company must complete a questionnaire designed to elicit information about existing and potential related person transactions.  Any potential related person transaction that is raised will be analyzed by the Company’s General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the Policy.

Under the Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction.  If the Company’s General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting.  However, the Company’s General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate.  If the Company becomes aware of a related person transaction not previously approved under the Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to the Company, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

Transactions With Certain Related Persons • 2021 Proxy Statement | Worthington	31

No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved.  The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in the Company’s best interest.  In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

•	the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;
•	the business reasons for the transaction and its potential benefits to the Company, and whether the transaction was undertaken in the ordinary course of the Company’s business;
•	whether the terms of the transaction are fair to the Company and no less favorable to the Company than terms that could be reached with an unrelated third party;
•	the impact of the transaction on the related person’s independence; and
•

whether the transaction would present an improper conflict of interest for any director, director nominee or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually.

Under the terms of the Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

•	interests arising solely from ownership of the Company’s common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);
•

compensation to an executive officer of the Company, as long as the executive officer is not an immediate family member of another executive officer or a director of the Company and the compensation has been approved by the Compensation Committee or is generally available to the Company’s employees;

•	compensation to a director for services as a director if the compensation is required to be reported in the Company’s proxy statements;
•	interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;
•

interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and

•	transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

•

transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in the decision of the Company to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of the Company’s consolidated gross revenues for the Company’s most recently completed fiscal year;

•

donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in the decision of the Company to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and

•

Company use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities.

32	Worthington | 2021 Proxy Statement • Transactions With Certain Related Persons

Transactions with Related Persons

The Company is a party to certain agreements relating to the rental of aircraft to and from JMAC, Inc., a private investment company (“JMAC”), which is owned by John P. McConnell, Executive Chairman of the Company, and members of his family. JMAC Air, LLC (“JMAC Air”) is owned by JMAC. Under the agreement with JMAC Air, the Company may lease aircraft owned by JMAC as needed for a rental fee per flight; and under the agreement with the Company, JMAC is allowed to lease aircraft operated by the Company, on a per-flight basis, when the Company is not using the aircraft.  The Company also makes its pilots available, for a per-day charge, to JMAC Air.  The rental fees paid to the Company under the per-flight rental agreements are set based on Federal Aviation Administration (“FAA”) regulations.  The Company believes the rental fees set in accordance with such FAA regulations for Fiscal 2021 exceeded the direct operating costs of the aircraft for such flights.  Also, based on quotes for similar services provided by unrelated third parties, the Company believes that the rental rates paid to JMAC are no less favorable to the Company than those that could be obtained from unrelated third parties.

For Fiscal 2021, the Company paid an aggregate amount of $35,152 under the JMAC Air lease agreement and received $17,246 for airplane rental and pilot services.

During Fiscal 2021, the Company, either directly or through business expense reimbursement, paid approximately $278,130 to Double Eagle Club, a private golf club owned by the McConnell family (the “Club”).  The Company uses the Club’s facilities for Company functions and meetings, and for meetings and entertainment for customers, suppliers and other business associates.  Amounts charged by the Club to the Company are no less favorable to the Company than those that are charged to unrelated members of the Club for the same type of use.

During Fiscal 2021, the Company, either directly or indirectly, paid approximately $121,767 to the Columbus Blue Jackets (“CBJ”), a National Hockey League team of which John P. McConnell is the majority owner, for suite expenses, game tickets and special event tickets, often used in connection with meetings and entertainment for customers, suppliers and other business associates, at prices no less favorable to the Company than those charged to third parties.  The Company has also contributed suite use and tickets for charitable purposes.

Transactions With Certain Related Persons • 2021 Proxy Statement | Worthington	33

Executive Compensation

Compensation Discussion and Analysis

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation for the Chief Executive Officer (the “CEO”) and other members of executive management of the Company, including the named executive officers (the “NEOs”) identified in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.  The Compensation Committee also oversees the Company’s annual incentive plan for executives, long-term incentive program, restricted common share awards, stock option plans, and non-qualified deferred compensation plans.  A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “Proposal 1: Election of Directors – Committees of the Board – Compensation Committee” starting on page 28.

The Compensation Committee is comprised of four directors, each of whom qualifies as an “Independent Director” under the applicable NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from management of the Company in connection with the duties of a member of the Compensation Committee or to make independent judgments about the Company’s executive compensation.  Each member also qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention.  The Compensation Committee has retained an independent compensation consultant, Willis Towers Watson, for the purpose of assisting the Compensation Committee in fulfilling its responsibilities, including providing advice on the amount and form of executive and director compensation.  Management also periodically retains Willis Towers Watson to provide additional services to the Company, including advising on other compensation matters; however, no such additional services were provided in Fiscal 2021. An insurance affiliate of Willis Towers Watson brokered insurance for one of the Company’s acquisitions and received commissions totaling $49,500 which was paid by the issuer of the insurance policy. The Compensation Committee has conducted an assessment, which included the consideration of the six factors specified in the NYSE Corporate Governance Standards and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by Willis Towers Watson raise a conflict of interest or compromise the independence of Willis Towers Watson.  Based upon this assessment, the Compensation Committee determined that Willis Towers Watson qualifies as an independent compensation consultant and its work does not raise any conflict of interest.

While the Compensation Committee retains Willis Towers Watson, in carrying out assignments for the Compensation Committee, Willis Towers Watson may interact with the Company’s management including the Senior Vice President-Chief Human Resources Officer, the Vice President-General Counsel and the Vice President-Chief Financial Officer and their respective staffs in order to obtain information.  In addition, Willis Towers Watson may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO, the Senior Vice President-Chief Human Resources Officer and the Vice President-General Counsel.  These individuals, with input from the Compensation Committee’s compensation consultant, make compensation recommendations for the NEOs and other executive officers.  However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

34	Worthington | 2021 Proxy Statement • Executive Compensation

After each regularly scheduled meeting, the Compensation Committee may meet in executive session.  When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only.  The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

Stock Ownership Guidelines

In order to further emphasize the stake that the Company’s directors and senior executives have in fulfilling the goal of building and increasing shareholder value, and to deepen the resolve of executive leadership to fulfill that goal, the Company has established stock ownership guidelines for directors and senior executives.

Stock Ownership Guidelines
Covered Person(s)	Multiple of base salary or annual cash retainer, as applicable
Chief Executive Officer	5 times
Executive Chairman	5 times
Directors	5 times
Chief Financial Officer	3.5 times
Chief Operating Officer	3.5 times
Senior Vice Presidents and Business Unit Presidents	2.5 times
Other Senior Executives	1.25 times

For purposes of these guidelines, stock ownership includes common shares held directly or indirectly, common shares held in an executive’s 401(k) plan account(s) and theoretical common shares credited to the bookkeeping account of an executive or a director in one of the Company’s non-qualified deferred compensation plans.

Under the stock ownership guidelines, once an executive or a director reaches the target ownership level, and so long as those common shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional common shares as a result of fluctuations in the price of the Company’s common shares.

Each covered executive or director is expected to attain the target level of stock ownership within five years from the date he or she is appointed or elected to the position. All directors and executive officers have met their target ownership levels, with the exception of two executive officers who were appointed to their current positions in the last nine months, and Mr. Blom, who became a director in June 2019.

Anti-Hedging Policy

The Company prohibits directors, officers (including the NEOs) and other key employees of the Company from engaging in hedging transactions with respect to common shares of the Company. Prohibited hedging transactions include short sales, transactions in publicly-traded options such as puts, calls or similar derivative securities, or financial instruments such as zero cost collars, prepaid variable forward contracts, equity swaps and exchange funds designed to or which have the effect of offsetting a decrease in the value of Company common shares. The Company has not made this anti-hedging policy applicable to its employees in general.

Company Compensation Philosophy

A basic philosophy of the Company has long been that employees should have a meaningful portion of their total compensation tied to performance and that the Company should use incentives which are intended to drive and reward performance.  In furtherance of this philosophy, there is broad-based participation among full-time, non-union employees of the Company in some form of incentive compensation program.  These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual incentive bonus programs that primarily tie bonuses to the operating results of the Company or the applicable business unit.

Executive Compensation • 2021 Proxy Statement | Worthington	35

The Company has also made broad-based grants of equity awards periodically to a number of salaried employees below the executive level.

Executive Compensation Philosophy and Objectives

The Company’s objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on Company performance, for reaching established Company goals and objectives.  To achieve these objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•	It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;
•

It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to performance, primarily that of the Company and/or that of the applicable business unit;

•	It will align the interests of management and the interests of shareholders; and
•	It will promote long-term careers at the Company.

The Company’s practice has long been that executive compensation be highly leveraged.  The Company’s compensation program emphasizes performance-based compensation (pay-at-risk) that promotes the achievement of short-term and long-term Company objectives.  The Company believes it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability of the Company.  The Company’s executive compensation program, therefore, includes both an annual cash incentive bonus program and a long-term incentive compensation program.  The Company also believes it is appropriate for long-term incentives to have a cash compensation component and an equity-based compensation component, which incentivize executives to drive Company performance and align their interests with those of the Company’s shareholders.  The individual components of executive compensation are discussed below.

In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, Willis Towers Watson, who is directly engaged by the Compensation Committee to prepare the information.  This includes information regarding compensation paid to officers with similar responsibilities from a broad-based group of approximately 700 companies (the “comparator group”).  A list of the entities in the comparator group is set forth on Appendix I to this Proxy Statement.

The comparator group is comprised largely of manufacturing companies, maintained in the executive compensation database of Willis Towers Watson at the time the study is conducted, with median revenues of $4.1 billion.  Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons.  The Compensation Committee neither selects nor specifically considers the individual companies which are in the comparator group.  For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data.  The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in database participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which the Company competes for executive talent.

During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to base salaries, annual cash incentive bonuses and long-term incentive compensation programs.  The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

In the past, the Compensation Committee had Willis Towers Watson prepare and review information on a more focused group of companies to ensure that compensation information from this group was not significantly different than the information obtained from the broad-based comparator group discussed above.  After reviewing this information, the Compensation Committee determined that the results of the two groups were not significantly different.  The Compensation Committee continues to believe that the use of a broad-based comparator group provides more consistent information and is preferable for the reasons described above.

36	Worthington | 2021 Proxy Statement • Executive Compensation

Base salaries of the NEOs and other executives generally fall below market median comparables developed from the comparator group, although the actual base salaries of the NEOs and other executives vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate.  Annual cash incentive bonus opportunities to be paid to the NEOs and other executives for achieving targeted levels of performance are generally above what the compensation consultant considers market median for annual bonuses because base salaries are intentionally set below market median comparables. In setting normal annual long-term incentive compensation opportunities of the NEOs and other executives, the Compensation Committee generally starts with the market median developed by the compensation consultant, and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s or other executive’s annual cash incentive bonus and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph.  Annual cash incentive bonuses and long-term incentive compensation actually paid may vary significantly depending on Company and/or business unit performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation.  These tally sheets contain the components of the CEO’s and other NEOs’ current and historical compensation, including base salary, annual cash incentive bonuses and long-term incentive compensation.  These tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the CEO and other NEOs under certain scenarios, including in connection with a change in control of the Company.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company, its business units and the individual executive officers should be the most significant factors in setting the compensation for the Company’s executive officers.

The CEO’s performance is annually evaluated by the Compensation Committee and/or the full Board.  The criteria considered include: overall Company performance; overall leadership; the CEO’s performance in light of, and his development and stewardship of, the Company’s Philosophy and its current and long-term strategic plans, goals and objectives; development of an effective senior management team; appropriate positioning of the Company for future success; and effective communications with the Board and stakeholders.  The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation levels.  The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position, with a focus on the applicable business unit for any NEO who is a business unit President.

Compensation Risk Analysis

The Company’s executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term.  The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time.  This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

The Company has long believed that compensation incentives, based primarily upon Company earnings or similar performance measures, have played a vital role in the success of the Company.  Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance.  The Company’s culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•	Base salaries are a sufficient component of total compensation, minimizing the need for excessive risk-taking.
•

The performance goals under the annual cash incentive bonus program are based upon realistic EPS, business unit earnings and economic value added (“EVA”) levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.

Executive Compensation • 2021 Proxy Statement | Worthington	37

•	The long-term cash performance awards and performance share awards are based upon performance over three-fiscal-year periods which mitigates the taking of short-term risk.
•

In setting targets for annual cash incentive bonuses and long-term incentive compensation, restructuring charges and non-recurring items are eliminated and results are adjusted to eliminate inventory holding gains or losses (where appropriate for the Company or the business unit under consideration), which limit rewards for risky behavior outside the ordinary course of business.

•	Stock options generally contain a three-year incremental vesting schedule and provide rewards based on the long-term performance of our common shares.
•	Restricted common share awards generally have a cliff vesting period of three years and further link executive compensation to the long-term value of Worthington’s common shares.
•

The Company’s stock ownership guidelines and anti-hedging policy also drive stock ownership among executives, again aligning their interests with the interests of Worthington’s shareholders and the long-term growth in the value of Worthington’s common shares.  This is most evident in the shareholdings of Executive Chairman, John P. McConnell, who is by far Worthington’s largest shareholder.  His potential financial reward for long-term growth in the value of Worthington’s common shares far outweighs any short-term compensation he may receive as a result of any excessive short-term risk-taking.

•

The Compensation Committee has granted special performance-based/time-vested restricted common share awards to select NEOs in recent years, with vesting tied to the price of Worthington common shares attaining certain levels for a thirty or ninety consecutive day period during the term of the award.  These awards are viewed as particularly appropriate as they are earned by top management only when the Worthington common share price increases significantly and, thus, Worthington’s shareholders are also significantly benefited.  While these awards do require a significant increase in the price of Worthington’s common shares to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in the Company’s performance without the need for any undue risk-taking.  The time-based vesting requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

Cash Compensation Earned in Fiscal 2021 and Company Performance

Short-term cash compensation includes base salary and the annual cash incentive bonus paid to the Company’s executives, including the CEO and the other NEOs. Consistent with the Company’s compensation philosophy, base salaries in Fiscal 2021 were generally below market median levels for the comparator group.

Effective September 1, 2020, John P. McConnell stepped down as CEO and became Executive Chairman.  Andy Rose succeeded Mr. McConnell as CEO effective as of that date. Accordingly, the Compensation Committee approved changes in the base salaries of the NEOs effective September 1, 2020.  Mr. McConnell’s base salary was significantly reduced, and Mr. Rose’s base salary was increased to reflect his appointment as CEO.  Base salaries for the other NEOs were increased to reflect increased time in their respective roles, their strong performance, and the overall change in the management structure.

The Compensation Committee believes that the Company has been performing very well and has responded extremely well to the challenges presented by COVID-19.  Beginning in the fourth quarter of Fiscal 2020 and into Fiscal 2021, results were dramatically impacted by COVID-19 but the Company was able to maintain operations in most of its businesses and produce positive results (even when eliminating the impact of the Nikola investment), even during the height of the COVID-19 impact, and management took significant actions to limit the impact and prepare for when conditions improved.

The Company formed an internal task force to closely monitor developments and to establish and implement best practices throughout Worthington facilities. By taking appropriate measures, the Company was able to keep most of our plants operational, except when caused by customer shutdowns.  As demand slowed, the Company took steps to cut costs and right-size its workforce to better match that environment, implementing a combination of furloughs and permanent workforce reduction.  As the economy opened up, many furloughed employees have returned to work.  Management has also taken additional cost-cutting measures across the Company, with a primary focus on reducing SG&A expenses.

Management also continued to take action to better position the Company by remaining focused on improving its businesses by enhancing customer service, gaining market share, right-sizing costs, and improving efficiencies, all with the aid of Transformation and Innovation efforts, including performance management, lean tools for optimizing value streams and agile teams to recognize and capture opportunities.  The Company and its M&A team continued and substantially completed the process of divesting or exiting non-core and underperforming businesses, while adding new businesses through

38	Worthington | 2021 Proxy Statement • Executive Compensation

acquisitions which should add to the Company’s future growth. COVID-19 has presented many challenges, but to date, the Company has been successful in meeting these challenges.

By any measure, Fiscal 2021 was an outstanding year for the Company, with reported EPS of $13.42 which exceeded any prior year’s EPS by more than four times.  These earnings were significantly impacted by the gain from the Nikola investment which added $8.88, after subtracting related expenses; but even when excluding the Nikola gain, the adjusted EPS of $4.54 was far and away a record for the Company’s annual EPS. The Company performed well in both of its major businesses, Steel Processing and Pressure Cylinders, both of which attained strong fourth quarters, with Steel Processing posting by far its best year ever.

The Company was also able to enhance its already strong financial position during Fiscal 2021.  At May 31, 2021, the Company had a total of $710 million in long-term debt and $500 million available on its undrawn revolving credit facility which is in place through 2023.  Due to the significant cash generated by liquidating the Nikola investment and strong cash from operations, the Company had approximately $640 million in cash on its books at May 31, 2021, meaning its net debt position was less than $100 million. This gives the Company substantial flexibility to grow.

Consistent with the Company's compensation philosophy, annual cash incentive bonuses earned by the Company's executives continued to move in the direction of the Company's results. Due to the record results, annual cash incentive bonuses for the Company's executives were up substantially in Fiscal 2021, with Corporate paying out short-term incentive bonuses at 185% of target, following payouts of only 75% of target for Fiscal 2020 and 93% of target for Fiscal 2019.

The direct relationship of annual cash incentive bonuses earned by the Company’s NEOs to the Company’s performance has been exemplified by the amount of annual incentive cash bonuses paid to the NEOs not only in Fiscal 2021, but also in prior years.  The following table summarizes results for the last five fiscal years.

Fiscal Year	Performance	Annual Cash Bonuses
2017	Continued improved results, with then record annual EPS despite continued challenges in certain markets	Annual cash bonuses of executives were up, with Corporate payouts reaching 115%, Steel Processing 130%, and Pressure Cylinders 89% of target levels
2018	Solid year, with the then second best annual EPS results	Annual cash bonuses of executives were 106% of target levels at Corporate, 103% at Steel Processing and 104% at Pressure Cylinders
2019	Then third best annual EPS, but weaker year-over-year results	Annual cash bonuses of executives were paid at 93% of target levels at Corporate, 89% at Steel Processing and 82% at Pressure Cylinders
2020	Results were weakened due to the impact of COVID-19 in the fourth quarter	Annual cash bonuses of executives were paid at 75% of target levels at Corporate, 63% at Steel Processing and 83% at Pressure Cylinders
2021	Very strong record results despite COVID-19 related challenges	Annual cash bonuses of executives were paid at 185% of target levels at Corporate, 183% at Steel Processing and 166% at Pressure Cylinders

Executive Compensation • 2021 Proxy Statement | Worthington	39

The relationship of incentive compensation earned to Company results is also reflected in payments which have been earned under the long-term cash performance and performance share awards.  Results for each of the last five completed performance periods are summarized below.

Performance Period (Fiscal Years)	Performance	Results
2015-2017	Then record results in Fiscal 2016 and Fiscal 2017, but weak results in Fiscal 2015 kept payouts below target	Long-term cash and performance share incentive compensation was earned at 92% of target levels for Corporate executives, and 46% of target levels for Steel Processing and Pressure Cylinders executives
2016-2018	Solid year in Fiscal 2018 (then second best reported EPS) following two prior then record years, but payouts were below higher target	Long-term cash and performance share incentive compensation was earned at 94% of target levels for Corporate executives, and 47% of target levels for Steel Processing and Pressure Cylinders executives
2017-2019	Weaker results in Fiscal 2019 kept payouts below target despite strong years in Fiscal 2018 and Fiscal 2017.	Long-term cash and performance share incentive compensation was earned at 48% of target levels for Corporate executives, and 24% of target levels for Steel Processing and Pressure Cylinders executives
2018-2020	COVID-19 weakened results for Fiscal 2020 negatively affected entire period	No long-term cash or performance share incentive compensation was earned, except for Pressure Cylinders executives which was earned at 52% of target levels
2019-2021	Very strong record results in Fiscal 2021 lifted results for the entire period

Long-term cash and performance share incentive compensation was earned at 200% of target levels for Corporate executives, 173% of target levels for Steel Processing executives and 144% for Pressure Cylinders executives

The Compensation Committee also awarded discretionary bonuses to the Company's executive officers (other than Mr. Rose, who requested to be excluded) for the record Fiscal 2021 for a number of reasons.  First, this recognized management’s strong efforts throughout the last 18 months to meet the COVID-19 challenges and that in spite of these strong efforts, incentive compensation for Fiscal 2020 was down substantially, with no payout under the long-term incentive plan other than 52% of target for Pressure Cylinders executives.  Second, this shares with the executives some of large gain from the Nikola investment, which is not included in the calculation for normal annual cash incentive bonuses and is consistent with the Compensation Committee’s award of special Nikola bonuses throughout the Company earlier in the year.  Third, it recognizes management’s continued efforts to better position the Company for the future by substantially divesting or exiting non-core and underperforming businesses while at the same time adding new businesses through acquisitions which should add to the Company’s future growth.  Fourth, it recognizes the substantial increase in the Company’s stock price due to the strong performance.

Say-on-Pay Consideration

At the Company’s 2020 Annual Meeting of Shareholders, the Company’s shareholders approved the executive compensation as disclosed in the proxy statement for that Annual Meeting, with over 90% of the common shares represented by those shareholders present in person or represented by proxy at the 2020 Annual Meeting voting for approval.  The vote for approval was over 97%, excluding broker non-votes.  The Compensation Committee evaluated the results of this strongly supportive advisory vote, together with the other factors and data discussed in this Compensation Discussion and Analysis, in determining executive compensation policies and making executive compensation decisions.

40	Worthington | 2021 Proxy Statement • Executive Compensation

Compensation Components

Base Salaries

Base salaries for the NEOs and other executive officers are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal equity among positions within the Company, and the Compensation Committee’s judgment.  The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executive officers with similar responsibilities.  It is the Compensation Committee’s intent, in general, to set base salaries below market median levels, with consideration given to the factors listed above, and have total annual cash compensation driven by bonuses.

Effective September 1, 2020, John P. McConnell stepped down as CEO and became Executive Chairman. The Board appointed Andy Rose to succeed Mr. McConnell as CEO effective as of that date. Accordingly, the Compensation Committee approved changes in the base salaries of the NEOs effective September 1, 2020.  Mr. McConnell’s base salary was significantly reduced, and Mr. Rose’s base salary was increased to reflect his appointment as CEO. Base salaries for the other NEOs were increased to reflect increased time in their respective roles, their strong performance, and the overall change in the management structure.

Annual Bonus Compensation

The NEOs and certain other key employees of the Company participate in the Company’s annual cash incentive bonus program under which annual bonus awards are tied to attainment of target results.  These awards are generally tied to achieving specified levels (threshold, target and maximum) of corporate and/or business unit performance for the applicable 12-month performance period.  The type of performance measured and the weighting of those measurements is shown below. Restructuring charges and non-recurring gains and losses are excluded from all calculations, and the impact of inventory holding gains or losses are factored out in calculating corporate EPS and Steel Processing business unit earnings.

•	For Corporate executives, the goals are tied to corporate performance.
•

Payouts are generally tied to achieving specified levels (threshold, target and maximum) of corporate EVA and corporate EPS (adjusted as noted above), with each performance measure carrying a 50% weighting.

•	For Business Unit executives, the goals are tied to both corporate performance and the performance of their respective business units.
•

Payouts have generally been tied to achieving specified levels (threshold, target and maximum) of adjusted corporate EPS, 20% weighting; business unit earnings (“EOI”) (adjusted as noted above), 30% weighting; and business unit EVA, 50% weighting. For Fiscal 2022, the business unit EOI targets have been changed mainly to business unit earnings before interest and taxes (“EBIT”) targets.

For performance falling between threshold and target or between target and maximum, the award is linearly pro-rated.  If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric.

Annual incentive bonuses are paid within a reasonable time following the end of the performance period in cash, unless the Board specifically provides for a different form of payment.  In the event of a change in control of the Company, followed by the actual or constructive termination of a participant’s employment during the relevant performance period, the annual incentive bonus award of the participant would be considered to be earned at the target level and payable as of the date of actual or constructive termination of employment.

The annual cash incentive bonuses paid to the NEOs for Fiscal 2021 were up significantly from Fiscal 2020, due to record results in Fiscal 2021.  Annual cash incentive bonuses for Fiscal 2021 results were paid at 185% of target levels for Corporate executives, 183% for Steel Processing executives and 166% for Pressure Cylinder executives.  These bonuses for Fiscal 2020 were paid at 75% of target levels for Corporate executives, 63% for Steel Processing executives and 83% for Pressure Cylinders executives.

Annual cash incentive bonuses earned by the NEOs for Fiscal 2021, Fiscal 2020 and Fiscal 2019, are shown in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement in the “Annual Incentive Bonus Award” column within “Non-Equity Incentive Plan Compensation”.

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On June 22, 2021, the Compensation Committee granted annual cash incentive bonus awards to the NEOs for Fiscal 2022. These annual cash incentive bonus awards are shown in the “Annual Cash Incentive Bonus Awards Granted for Fiscal 2022” table on page 66 of this Proxy Statement.

Discretionary Bonuses

The Compensation Committee has approved from time to time discretionary bonuses for individual employees or groups of employees, such as those employed by certain business units. This year, the Compensation Committee awarded discretionary bonuses for the executive officers of the Company (except for Mr. Rose, who asked to be excluded) in light of the extraordinary year for a number of reasons, including the following.  First, the Committee believes management performed exceptionally well in managing through the issues created by the COVID-19 pandemic starting in the second half of Fiscal 2020 and continuing throughout Fiscal 2021.  The Company's results in Fiscal 2020 were hurt by COVID-19 related issues including business closures in the Company’s markets and lockdowns throughout the country and world. As a result, the Company’s earnings were depressed, as was executive compensation, despite a strong performance by the management team. For Fiscal 2021, aided by the efforts taken by the management team, the Company posted its strongest year ever, with Fiscal 2021's results (even excluding the net gain from the Nikola investment) far exceeding prior records. Second, under the executive compensation program, extraordinary items which significantly benefit the Company, such as the large gain from the Nikola investment, do not get reflected in annual incentive compensation. Early in the year, the Compensation Committee elected to share a portion of the gain from the Nikola investment with employees throughout the Company through discretionary one-time payments and felt it appropriate to also share the success of the Nikola investment with the executive officers. Third, management has been successful in restructuring the Company during this time by substantially completing the divestiture of or exit from non-core and underperforming businesses while at the same time adding new businesses through acquisition, which should add to the future growth of the Company. Fourth, as a result of these efforts and the strong financial results, the Company’s stock price has substantially increased during the year.

Long-Term Incentive Compensation

The Compensation Committee has implemented a long-term incentive compensation program for the NEOs and other executives, which consists of:

•	Stock option grants;
•	Long-term performance share awards based on achieving measurable financial results over a three-fiscal-year period;
•	Long-term cash performance awards based on achieving measurable financial results over a three-fiscal-year period; and
•	Restricted common share awards.

Long-term performance share awards, long-term cash performance awards, and restricted common share awards are made under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 LTIP”).  Stock options are generally granted out of the Company’s 2010 Stock Option Plan.  These plans have been approved by the Company’s shareholders.

The Compensation Committee added awards of restricted common shares to the long-term incentive program beginning in Fiscal 2012, and somewhat reduced the size of the other long-term incentive awards.  Beginning with awards for Fiscal 2014, the Compensation Committee increased the portion of long-term incentive awards made in the form of restricted common shares and correspondingly reduced the portion provided through stock options.

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then making adjustments for the individual for items such as the executive officer’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate.  The percentage of the long-term compensation provided by each type of award (long-term cash performance awards, long-term performance share awards, stock options and restricted common shares) is determined by the Compensation Committee.  The value given to stock options for purposes of these awards is determined by the Compensation Committee based on input from its compensation consultant taking into account the anticipated grant date fair value calculated under applicable accounting rules and the stock option values used for recent annual grants.  The same is true for restricted common shares, the value of which is generally based on a recent market

42	Worthington | 2021 Proxy Statement • Executive Compensation

price of the Company’s common shares.  Likewise, the value of the long-term performance share awards is generally based upon the number of common shares that can be earned at target, multiplied by a recent common share price.  The value used for long-term cash performance awards is generally the amount that can be earned at target.  The amount of each type of award granted to an executive officer is determined consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

The Compensation Committee believes that using a blend of restricted common share awards, stock option awards, long-term performance share awards and long-term cash performance awards represents a particularly appropriate and balanced method of motivating and rewarding senior executives.  Restricted common share awards and stock option awards align the interests of employee recipients with those of shareholders by providing value tied to appreciation in Worthington’s common share price.  Long-term cash performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period.  Long-term performance share awards blend both of these features because the number of performance shares received is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of Worthington’s common shares.  The Compensation Committee believes the combination of these forms of incentive compensation is superior to reliance upon only one form and is consistent with the Company’s compensation philosophy and objectives.

The Compensation Committee generally approves annual restricted common share awards, annual stock option grants and long-term performance share and long-term cash performance awards at its June meeting.  The stock option grants and restricted common share awards are generally made effective following the meeting and after the Company has reported its earnings for the just-completed fiscal year.  Long-term performance share awards and long-term cash performance awards have been based on performance over a three-fiscal-year period beginning with the first day of the first fiscal year in that period.  An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section captioned “Equity-Based Long-Term Incentive Compensation Accounting” on page 48 of this Proxy Statement.

Neither the Company nor the Compensation Committee has backdated stock option grants to provide for lower exercise prices, nor have they repriced or offered buyouts of underwater stock options.  Current plan provisions prohibit such repricing without shareholder consent.

Stock Options

Stock options are generally granted annually to the NEOs and a select group of executive officers.  In practice, the number of common shares covered by an option award generally depends upon the employee’s position and external market data.

As noted above, starting in Fiscal 2014, the Compensation Committee decreased the portion of long-term incentive awards made to the executive group in the form of stock options and increased the portion provided through awards of restricted common shares.  The Compensation Committee also authorized grants of restricted common shares to a broader group of key employees, rather than providing stock options.  The Compensation Committee made this change to restricted common shares in lieu of stock options based on a number of factors, including that restricted common share awards are less dilutive than stock options having the same grant date fair value and are generally better understood and appreciated by employees.

The following describes the Compensation Committee’s general practice in granting stock options, excluding grants tailored to meet specific circumstances.

Nearly all stock options granted to employees since June 1, 2011 have been non-qualified stock options which vest at a rate of 33% per year and fully vest at the end of three years.  In the event an optionee’s employment terminates as a result of retirement, death or total disability, any unexercised stock options outstanding and exercisable on that date will remain exercisable by the optionee or, in the event of death, by the optionee’s beneficiary, until the earlier of either the fixed expiration date, as stated in the applicable stock option award agreement, or 36 months after the last day of employment due to retirement, death or total disability.  Should termination occur for any reason other than retirement, death or disability, unexercised stock options are generally forfeited.  In the event of a change in control of the Company (as defined in the respective stock option plans or award agreements), followed by an actual or constructive termination of employment, stock options then outstanding will become fully vested and exercisable.  The Compensation Committee may allow an optionee to elect, during the 60-day period following a change in control, to surrender a stock option or a portion thereof in exchange for

Executive Compensation • 2021 Proxy Statement | Worthington	43

a cash payment equal to the excess of the change in control price per share over the exercise price per share. Effective June 25, 2020, the Company made awards of non-qualified stock options to 25 employees to purchase an aggregate of 116,300 common shares, with an exercise price equal to $36.93, the fair market value of the common shares on the grant date.  Of those stock options, an aggregate of 75,700 common shares were covered by stock options granted to the NEOs.

The stock option grants to the NEOs in Fiscal 2021 are detailed in the “Grants of Plan-Based Awards for Fiscal 2021” table on page 58 of this Proxy Statement.  For purposes of the “Grants of Plan-Based Awards for Fiscal 2021” table, stock options are valued based on a grant date fair value and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”).  This value for stock options is also reported in the “Option Awards” column of the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.

Information on options granted, effective June 25, 2021, to NEOs for Fiscal 2022 is set forth in the section captioned “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022” on page 67.

Long-Term Performance Awards – General

Since Fiscal 2006, the Company has awarded a select group of key executives, including the NEOs, long-term cash performance awards and long-term performance share awards which are earned based upon results over a prospective three-fiscal-year performance period.

These long-term performance awards are intended to reward executives for achieving pre-established financial goals over a three-fiscal-year period.  Restructuring charges and non-recurring items are excluded from all calculations, and the impact of inventory holding gains or losses are factored out in calculating corporate EPS and Steel Processing business unit earnings.

•	For Corporate executives, the goals are tied to corporate performance.
•

Payouts are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate EVA and growth in corporate EPS (adjusted as noted above) over the performance period, with each performance measure carrying a 50% weighting.

•	For Business Unit executives, the goals are tied to both corporate performance and the performance of their respective business units.
•

Payouts have generally been tied to achieving specified levels (threshold, target and maximum) of cumulative corporate EVA and adjusted corporate EPS growth measures, which together carry a 50% weighting, and business unit EOI targets (adjusted as noted above), which are weighted 50%.  For the three-fiscal-year period beginning Fiscal 2022, the business unit EOI targets have been changed mainly to business unit EBIT targets.

If the performance level falls between threshold and target or between target and maximum, the award is linearly pro-rated.  Payouts, if any, would generally be made in the quarter following the end of the applicable performance period.  Calculation of Company results and attainment of performance measures are made solely by the Compensation Committee based upon the Company’s consolidated financial statements.

The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for other unusual or non-recurring events, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets.

These performance measurements have been chosen because the Compensation Committee believes that:

•	The corporate EPS growth metric strongly correlates with the Company’s growth in equity value;
•	EOI and EBIT at a business unit tie directly into Company EPS growth; and
•

The cumulative corporate EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

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The Company has used these, or similar performance measures, since long-term cash performance awards were first granted for the performance period ended May 31, 1998.

The Compensation Committee periodically considers whether to change the performance measures used under the incentive awards and reviews the types of measures used by other companies and other relevant information provided by its compensation consultant.  As noted above, the Compensation Committee has determined to change certain performance measures for the business unit executives.

As a result of the very strong results in Fiscal 2021, long-term cash performance awards and performance share awards for the three-year period ended Fiscal 2021 were paid out at 200% for Corporate executives, 173% for Steel Processing executives and 144% for Pressure Cylinders executives.  Due largely to the impact of COVID-19 on Fiscal 2020 results, the only payouts of long-term cash performance or performance share awards for the three-year period ended Fiscal 2020 were related to the Pressure Cylinders business, which paid out at 52% of target levels.

Long-Term Cash Performance Awards

Long-term cash performance awards have been part of the long-term performance awards granted to key members of management since they were first awarded in 1998.  They are intended to reward executives for achieving pre-established financial goals over a three-fiscal-year period.  These long-term cash performance awards may be paid in cash, common shares or any combination thereof, as determined by the Compensation Committee at the time of payment.  To date, earned long-term cash performance awards have been paid in cash.  If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period.  Nothing is paid under the long-term cash performance awards if none of the three-fiscal-year financial thresholds are met.

Treatment of awards on a change in control or a termination of employment, including termination due to death, disability or retirement, is discussed below in the section captioned “Long-Term Performance Awards – Impact of Termination/Change in Control”.  The performance measures for the long-term cash performance awards are discussed above in the section captioned “Long-Term Performance Awards – General”.

Long-term cash performance awards earned for the three-fiscal-year performance period ended May 31, 2021 are described above in the section captioned “Long-Term Performance Awards – General”.  The amount of the awards earned by the NEOs for this period is shown in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of the Proxy Statement under the “3-year Cash Performance Award” column within “Non-Equity Incentive Plan Compensation”.  The long-term cash performance awards earned were paid in cash.

Long-term cash performance awards granted in Fiscal 2021 for the three-fiscal-year performance period ending May 31, 2023 are reported in the “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement.

Information on long-term cash performance awards granted in Fiscal 2022 for the three-fiscal-year performance period ending May 31, 2024 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022” table on page 67 of this Proxy Statement.

Long-Term Performance Share Awards

Performance share awards have constituted a portion of the long-term performance awards granted to key members of management since June 2006.  They are intended to reward executives for both achieving pre-established financial goals over the three-fiscal-year period and increasing the common share price.  The long-term performance share awards are paid in common shares and the value is determined not only by the number of common shares earned, but also by the value of the common shares at the time the awards are earned and the common shares are paid out.  If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period.  Nothing is paid under the performance share awards if none of the three-fiscal-year financial threshold measures are met.

Treatment of awards on a change in control or a termination of employment, including termination due to death, disability or retirement, is discussed below in the section captioned “Long-Term Performance Awards – Impact of Termination/Change in

Executive Compensation • 2021 Proxy Statement | Worthington	45

Control”.  The performance measures for the long-term performance share awards are discussed above in the section captioned “Long-Term Performance Awards – General”.

Long-term performance share awards earned for the three-fiscal-year performance period ended May 31, 2021, are described above in the section captioned “Long-Term Performance Awards – General”.  The long-term performance share awards earned were paid in common shares.

Long-term performance share awards granted in Fiscal 2021 for the three-fiscal-year performance period ending May 31, 2023 are reported in the “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement.  An explanation of the calculation of the compensation expense relative to those awards is set forth in the section captioned “Equity-Based Long-Term Incentive Compensation Accounting” on page 48 of this Proxy Statement.  If the performance criteria are met, the performance shares earned would generally be issued in the quarter following the end of the performance period.

Information on long-term performance share awards granted in Fiscal 2022 for the three-fiscal-year performance period ending May 31, 2024 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022” table on page 67 of this Proxy Statement.

Long-Term Performance Awards – Impact of Termination/Change in Control

In general, termination of employment results in termination of long-term cash performance awards and long-term performance share awards.  However, if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved.  No payout will be made for performance periods ending more than 24 months after termination of employment.  Unless the Compensation Committee specifically provides otherwise at the time of grant, in the event of a change in control of the Company followed by an actual or constructive termination of employment, all long-term cash performance awards and long-term performance share awards would be considered to be earned and payable in full at the maximum level, and immediately settled or distributed.

Annual Restricted Common Share Awards to Executives

Effective June 25, 2020, the Compensation Committee granted annual restricted common share awards to 45 employees covering an aggregate of 157,500 restricted common shares, which will cliff vest on the third anniversary of the grant date.  Of those awards, an aggregate of 64,700 restricted common shares were awarded to the NEOs.  Restricted common share awards are intended to reward and incent executives by directly aligning the interests of management with the interests of shareholders.  The vesting provision of the restricted common shares also serves as a management retention incentive.  For further details with respect to the restricted common share awards granted to the NEOs effective June 25, 2020, see the “Stock Awards” column of the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.

Restricted common share awards to the NEOs in Fiscal 2021 are detailed in the “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement.  For purposes of the “Grants of Plan-Based Awards for Fiscal 2021” table, restricted common share awards are valued based on grant date fair value and calculated in accordance with ASC 718.  This value for restricted common share awards is also reported in the “Stock Awards” column of the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.

For further details with respect to the restricted common share awards granted to the NEOs effective June 25, 2021, see the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022” table on page 67 of this Proxy Statement.

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Other Restricted Common Share Awards to NEOs in Fiscal 2021

The Compensation Committee made awards to each of Mr. Klingler and Mr. Smolenski on June 25, 2020 of 15,000 restricted common shares which will cliff vest on the third anniversary of the grant date.

Other Restricted Common Share Awards to non-NEOs in Fiscal 2021

It has been the practice of the Company to award restricted common shares to a broader group of employees every two or three years, and to grant restricted common shares at other times to select employees such as when their employment began or they received a promotion.  Such awards provide employees with the opportunity to participate in increases in shareholder value as a result of common share price appreciation, and further the Company’s objective of aligning the interests of management with the interests of shareholders.

Between July 23, 2020 and April 27, 2021, the Company made awards to 148 employees covering an aggregate of 113,100 restricted common shares, which will cliff vest on the third anniversary of the grant date.  None of these awards were made to an NEO.

Special Performance-Based/Time-Vested Restricted Common Share Awards

The Compensation Committee has at times granted special “one-off” performance-based/time-vested restricted common share awards to select executives, with vesting tied to the price of Worthington’s common shares attaining certain levels for a thirty or ninety consecutive day period during the term of the award.  These awards are viewed as particularly appropriate as they are earned by top management only when the Worthington common share price increases significantly and, thus, Worthington’s shareholders are also significantly benefited. While these awards do require a significant increase in the price of Worthington’s common shares from that on the grant date to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in the Company’s performance without the need for any undue risk-taking.  The time-based vesting requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

In Fiscal 2021, the Compensation Committee made special awards, effective June 25, 2020, of 25,000 performance-based/time-vested restricted common shares to Mr. Gilmore and 10,000 performance-based/time-vested restricted common shares to each of Mr. Klingler and Mr. Smolenski. The term of these restricted common share awards is five years and the restricted common shares will vest if and only when both of the following conditions are met:  (a) the closing price of the Company’s common shares averages $65.00 per share for any 90 consecutive day period during the five-year term; and (b) the NEOs have remained continuously employed by the Company for three years, or if later, the dates the stock price condition is met. The restricted common shares will be forfeited five years from the effective date of the award if the performance-based vesting condition is not met by that date, or as of the date of termination if the NEO’s employment is terminated (with certain exceptions discussed below) before the end of the three-year period.  If the NEO’s employment is terminated by the Company without “cause” or the NEO dies or becomes permanently disabled after the performance condition has been met but before the time-based vesting condition has been met, the restricted common shares will be fully vested as of the date of termination.  In the case of death or disability, the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of all or a portion of the restricted common shares.

In Fiscal 2020, the Compensation Committee made a special award, effective September 25, 2019, to Mr. Hayek of 50,000 performance-based/time-vested restricted common shares. During Fiscal 2019, in connection with the naming of Mr. Rose as President and Mr. Gilmore as Chief Operating Officer (“COO”), the Compensation Committee made special awards, effective September 26, 2018, of 175,000 performance-based/time-vested restricted common shares to Mr. Rose and of 50,000 performance-based/time-vested restricted common shares to Mr. Gilmore. The term of each of these restricted common share awards is five years from the date of grant and the restricted common shares will vest if and only when both of the following conditions are met:  (a) the closing price of the Company’s common shares equals or exceeds $65.00 per share for 90 consecutive days during the five-year term; and (b) the applicable NEO has remained continuously employed by the Company for five years. The restricted common shares will be forfeited five years from the effective date of the award if the performance-based vesting condition is not met by that date, or as of the date of termination if the NEO’s employment is terminated (with certain exceptions discussed below) before the end of the five-year period.  If the applicable NEO’s employment is terminated by the Company without “cause” or if he dies or becomes permanently disabled after the

Executive Compensation • 2021 Proxy Statement | Worthington	47

performance condition has been met but before the time-based vesting condition has been met, the restricted common shares will be fully vested as of the date of termination.  In the case of death or disability, the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of all or a portion of the restricted common shares.

The Compensation Committee believes the average or continuous (as applicable) $65.00 per share closing price for 90 consecutive days condition was an appropriate performance target, as its achievement will not only reward the executive officer, but also Worthington’s shareholders in general, as the $65.00 stock price would be a significant increase in the price of Worthington’s common shares from the price on the grant date. The Compensation Committee believed this to be a reasonable target which can be reached by steady, consistent growth in the Company’s performance, without the need for any undue risk-taking.

In the event of a change in control followed by an actual or constructive termination of employment (as defined by the Compensation Committee), the restricted common shares will vest, subject to any Internal Revenue Code Section 280G limitation imposed by the Compensation Committee.

Each of Mr. Rose, Mr. Hayek, Mr. Gilmore, Mr. Klingler and Mr. Smolenski has been a key player in driving the Company’s efforts and financial results, as well as in strategic actions taken by the Company.  The CEO and the Board have identified Mr. Rose, Mr. Hayek, Mr. Gilmore, Mr. Klingler and Mr. Smolenski as key executives who have key roles and responsibilities in leading the Company forward.  The Compensation Committee believes these special restricted common share awards serve as a strong retention mechanism that provides a unique incentive to these identified leaders to further enhance the Company’s success, and directly ties their compensation to the Company’s first corporate goal of increasing the value of our shareholders’ investment.

Clawback Policy

The Company does not have a specific clawback policy.  If the Company is required to restate its earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX”), the CEO and the Company’s Chief Financial Officer (“CFO”) would be required to reimburse the Company for any bonus or other incentive-based or equity-based compensation received by them from the Company during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement required to be restated, and any profits realized from the sale of common shares of the Company during that 12-month period, to the extent required by SOX.

On July 1, 2015, the SEC issued proposed rules relating to clawback policies.  Once the proposed SEC Rules have been adopted and NYSE has, in turn, adopted new listing standards addressing the clawback policy requirements, the Company will adopt a clawback policy which satisfies the final rules.

Equity-Based Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718.  Stock options are valued using the Black-Scholes pricing model based upon the grant date closing price per common share underlying the option award, the expected life of the option, the risk-free interest rate, the dividend yield, and the expected volatility.  Further information concerning the valuation of options and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for Fiscal 2021 filed on July 30, 2021 (the “2021 Form 10-K”).

Long-term performance share awards payable in common shares are initially valued using the price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis.  This amount is then adjusted on a quarterly basis based upon an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Long-term cash performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis.  This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted common shares are valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over their respective vesting periods.  For restricted common shares with only time-based vesting, fair value is generally equal to the closing price of the common shares at the respective grant date.  If the

48	Worthington | 2021 Proxy Statement • Executive Compensation

vesting is subject to other conditions, such as the special performance-based/time-vested restricted common share awards, the value is generally calculated under a Monte Carlo simulation model.  Further information concerning the valuation of restricted common shares and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K.

Deferred Profit Sharing Plan

The NEOs participate in the Worthington Industries, Inc. Deferred Profit Sharing Plan (the “DPSP”), together with most other full-time, non-union employees of the Company.  The DPSP is a 401(k) plan and is the Company’s primary retirement plan.  Contributions made by the Company to participants’ accounts under the DPSP are generally based on 3% of eligible compensation which includes base salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the Internal Revenue Service (“IRS”) from year to year ($290,000 for calendar 2021).  In addition, the NEOs and other participants in the DPSP may elect to make voluntary contributions up to prescribed IRS limits.  These voluntary contributions are generally matched by Company contributions of 50% of the first 4% of eligible compensation contributed by the participant.  Distributions under the DPSP are generally deferred until retirement, death or total and permanent disability.

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the Worthington Industries, Inc. Amended and Restated 2005 Non-Qualified Deferred Compensation Plan (as amended, the “2005 NQ Plan”).  The 2005 NQ Plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

Under the 2005 NQ Plan, executive officers of the Company may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards.  Amounts deferred are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salary and/or bonus/annual cash incentive bonus awards would have otherwise been paid. In addition, the Company may make discretionary employer contributions to the participants’ bookkeeping accounts in the 2005 NQ Plan.  In recent years, the Company has made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the DPSP.  For the 2021, 2020 and 2019 calendar years, the Company made contributions to the 2005 NQ Plan for participants equal to (i) 3% of an executive’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the DPSP to the extent not matched by the Company under the DPSP.  Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting: (i) the returns on those investment options available under the DPSP; or (ii) a fixed interest rate set annually by the Compensation Committee (1.20% for Fiscal 2021), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of Worthington’s common shares with dividends deemed reinvested.  Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed.  Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Employees’ bookkeeping accounts in the 2005 NQ Plan are fully vested.  Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares.  Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by the Company.  Payments are made either in a lump sum or in installment payments, all as chosen by the participant at the time the deferral is elected.  The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Contributions or deferrals for the period before January 1, 2005, are maintained under the Worthington Industries, Inc. Non-Qualified Deferred Compensation Plan, effective March 1, 2000 (as amended, the “2000 NQ Plan”).  Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of the then newly-adopted Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans.  Among other things, the provisions of Section 409A generally are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner

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in which accounts will be paid.  The 2005 NQ Plan and the 2000 NQ Plan are collectively referred to as the “Employee Deferral Plans”.

Perquisites

The Company makes club memberships available to NEOs and certain other executives because it believes that such memberships can be useful for business entertainment purposes.  In 2007, the Company elected to no longer provide executives with leased Company vehicles and generally eliminated leased Company vehicles for all employees unless a substantial portion of their business time involves travel, as is the case with those individuals in outside sales.

For security and safety reasons, the NEOs occasionally use Company airplanes for personal travel, and due to COVID-19, such usage has increased during the last 18 months.  In such cases, the NEOs who use Company airplanes for personal travel are charged an amount equal to the SIFL rate set forth in the regulations promulgated by the United States Department of the Treasury (“Treasury Regulations”), which is generally less than the Company’s incremental costs.

Other Company Benefits

The Company provides employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to employees on a Company-wide basis.

Change in Control

The Company has no formal employment contracts or other stand-alone change in control provisions relative to the NEOs or other top executives.  It does have certain change in control provisions in its various compensation plans, as described below.

The Company’s stock option plans generally provide that, unless the Board or the Compensation Committee provides otherwise, upon a change in control of the Company followed by an actual or constructive termination of employment, all stock options then outstanding will become fully vested and exercisable.  In addition, the Compensation Committee may allow the optionee to elect, during the 60-day period from and after the change in control, to surrender the stock options or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

For purposes of the Company’s stock option plans (the 1997 LTIP and the 2010 Stock Option Plan), a change in control will be deemed to have occurred when any person, alone or together with its affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Company’s outstanding common shares, unless such person is: (a) the Company; (b) any employee benefit plan of the Company or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of the Company owning in excess of 10% of Worthington’s outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person (an “Acquiring Person Event”).

If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2021, the value of the unvested stock options which would have vested upon the change in control (based upon (a) the difference, if any, between (i) the closing market price of the Company’s common shares on May 28, 2021 (the last business day of Fiscal 2021) ($66.37) and (ii) the per share exercise price of each such stock option, multiplied by (b) the number of common shares subject to the unvested portion of each such stock option), for each of the NEOs would have totaled:

NEO	Value of Unvested Stock Options If Vesting Accelerated
John P. McConnell	$996,040
B. Andrew Rose	$1,141,086
Joseph B. Hayek	$465,182
Geoffrey G. Gilmore	$639,360
Eric M. Smolenski	$304,195
Jeff R. Klingler	$276,786

Long-term cash performance awards and long-term performance share awards generally provide that, unless the Board or the Compensation Committee provides otherwise, upon a change in control of the Company followed by an actual or constructive termination of employment, all such awards would be considered earned and payable in full at the maximum

50	Worthington | 2021 Proxy Statement • Executive Compensation

amounts and would be immediately settled or distributed.  For purposes of the 1997 LTIP (under which the long-term cash performance awards and long-term performance share awards have been granted), a change in control will be deemed to have occurred when there is an Acquiring Person Event as defined above.

If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2021, the aggregate value of the long-term cash performance awards and the number of common shares underlying long-term performance share awards, which would have been distributed to each of the NEOs would have totaled:

NEO	Long-Term Cash Performance Awards	Long-Term Performance Share Awards
John P. McConnell	$4,800,000	66,600
B. Andrew Rose	$5,999,998	80,066
Joseph B. Hayek	$2,120,000	28,334
Geoffrey G. Gilmore	$2,766,668	37,466
Eric M. Smolenski	$1,360,002	17,934
Jeff R. Klingler	$1,223,332	16,534

Each of the NEOs received time-vested restricted common share awards granted effective June 25, 2020, June 27, 2019 and June 28, 2018. In addition, Mr. Smolenski and Mr. Klingler each received an additional time-vested restricted common share award on June 25, 2020, Mr. Hayek received two time-vested restricted common share awards on September 25, 2019 and one time-vested restricted common share award on November 1, 2018; and Mr. Gilmore received two time-vested restricted common share awards on September 26, 2018. All of these restricted common share awards provide that upon a change in control followed by an actual or constructive termination of employment, the restricted common shares will vest and the restrictions will lapse.  If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2021, the number of time-vested restricted common shares (and accrued dividends on those common shares) that would have vested and been distributable to each of the NEOs as of such date are set forth below. The closing price of the common shares on May 28, 2021, the last business day of Fiscal 2021, was $66.37.

NEO	# of Restricted Common Shares	Accrued Dividends
John P. McConnell	51,900	$98,125
B. Andrew Rose	46,000	$64,820
Joseph B. Hayek	68,600	$100,665
Geoffrey G. Gilmore	76,600	$160,330
Eric M. Smolenski	27,500	$29,073
Jeff R. Klingler	24,800	$22,900

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The special performance-based/time-vested restricted common share awards granted to Mr. Rose on September 26, 2018, to Mr. Hayek on September 25, 2019, to Mr. Gilmore on June 25, 2020 and September 26, 2018, to Mr. Smolenski on June 25, 2020 and to Mr. Klingler on June 25, 2020 also provide that upon a change in control followed by an actual or constructive termination of employment, the restricted common shares will vest and the restrictions will lapse.  If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2021, the number of restricted common shares, and accrued dividends on those common shares, that would have vested and been distributable as of such date are set forth below. The closing price of the common shares on May 28, 2021, the last business day of Fiscal 2021, was $66.37.

NEO	# of Restricted Common Shares	Accrued Dividends
B. Andrew Rose	175,000	$420,000
Joseph B. Hayek	50,000	$73,500
Geoffrey G. Gilmore	75,000	$138,750
Eric M. Smolenski	10,000	$7,500
Jeff R. Klingler	10,000	$7,500

Annual cash incentive bonus awards provide that if during a performance period, (a) a change in control of the Company (as defined in the plan) occurs and (b) the participant’s employment with the Company terminates on or after the change in control, the participant’s award would be considered earned and payable as of the date of the participant’s actual or constructive termination of employment in the amount designated as target for such award and would be settled or distributed following the date of the participant’s actual or constructive termination of employment.  The target amounts for annual cash incentive bonus awards granted to the NEOs for the 12-month performance period ended May 31, 2021, are shown in the “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement.

Under the Employee Deferral Plans, participants’ bookkeeping accounts will generally be paid out as of the date of the change in control.  See the “Non-Qualified Deferred Compensation for Fiscal 2021” table on page 65 of this Proxy Statement for further information.

The Compensation Committee believes that these change in control provisions are appropriate, particularly because the Company has no formal employment contracts or other formal stand-alone change in control provisions relative to the NEOs or other executives.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that the Company may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” of the Company in any one taxable year.  Section 162(m) of the Internal Revenue Code applies to the CEO, the CFO and the three most highly compensated officers of the Company (not including the Company’s CEO and CFO) and any person who has been the CEO, the CFO, or one of the other three most highly compensated officers of the Company in any year beginning after December 31, 2016.

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of any changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value to the Company of its compensation policies.

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Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis (the “CD&A”) contained in this Proxy Statement and discussed the CD&A with management.  Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s 2021 Form 10-K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

John B. Blystone, Chair
Kerrii B. Anderson
Michael J. Endres
Ozey K. Horton, Jr.

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Fiscal 2021 Summary Compensation Table

The following table lists, for each of Fiscal 2021, Fiscal 2020 and Fiscal 2019, the compensation of the two individuals who served as the Company’s CEO during Fiscal 2021, the Company’s CFO, and the Company’s three other most highly compensated executive officers serving in executive officer positions at the end of Fiscal 2021 (collectively, all such individuals are referred to as the “NEOs").

Fiscal 2021 Summary Compensation Table

						Non-Equity Incentive Plan Compensation
						Short-Term / Long-Term
Name and Principal Positions During Fiscal 2021	Fiscal Year	Salary ($) (1)	Discretionary Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Annual Incentive Bonus Award ($) (1)	3-year Cash Performance Award ($) (4)		All Other Compensation ($) (5)	Total ($)
John P. McConnell,	2021	487,797	400,000	579,801	117,376	740,200	3,474,080		48,383	5,847,637
Executive Chairman and	2020	698,715	0	1,459,125	276,480	727,890	0		58,142	3,220,352
former Chief Executive Officer (6)	2019	667,780	0	1,373,120	276,100	877,723	484,000		60,111	3,738,834
B. Andrew Rose,	2021	646,304	0	1,462,428	282,960	1,665,450	1,466,666		98,165	5,621,973
President and Chief	2020	562,692	0	758,745	143,360	580,920	0		88,716	2,134,433
Executive Officer (7)	2019	527,103	0	4,799,515	144,325	657,546	290,400		80,533	6,499,422
Joseph B. Hayek,	2021	395,457	495,000	520,713	105,848	915,998	613,334		58,211	2,609,561
Vice President and	2020	322,269	0	2,847,190	69,632	298,206	18,364		54,377	3,610,038
Chief Financial Officer	2019	298,797	0	329,838	67,224	291,288	55,909	(8)	38,822	1,081,878
Geoffrey G. Gilmore,	2021	614,312	748,000	1,230,806	144,624	1,384,174	824,683		86,010	5,032,609
Executive Vice President	2020	552,462	0	552,522	102,400	511,210	71,294		68,179	1,858,067
and Chief Operating Officer (9)	2019	520,837	0	4,022,219	80,320	557,266	161,700	(8)	52,740	5,395,082
Eric M. Smolenski,	2021	378,750	375,000	1,109,792	71,264	622,313	307,841		45,028	2,909,988
President - Worthington Cylinder	2020	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Corporation (10)	2019	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Jeff R. Klingler,	2021	346,731	350,000	1,109,792	71,264	639,975	273,565		46,394	2,837,721
President - The Worthington	2020	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A
Steel Company (11)	2019	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A

(1)

The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual incentive bonus awards the NEOs elected to defer pursuant to the DPSP or the 2005 NQ Plan.  Amounts deferred pursuant to the 2005 NQ Plan in Fiscal 2021 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2021” table on page 65 of this Proxy Statement.

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(2)

The amounts shown in this column include the aggregate grant date fair values of: (i) the performance share awards granted to the NEOs under the 1997 LTIP in Fiscal 2021, Fiscal 2020 and Fiscal 2019; (ii) the annual time-vested restricted share awards granted to the NEOs in Fiscal 2021, Fiscal 2020 and Fiscal 2019; (iii) the special time-vested restricted share awards granted to Mr. Smolenski and Mr. Klingler in 2021; to Mr. Hayek in Fiscal 2020 and Fiscal 2019; and to Mr. Gilmore in Fiscal 2019; and (iv) the special performance-based/time-vested restricted share awards granted to Mr. Gilmore, Mr. Smolenski and Mr. Klingler in Fiscal 2021; to Mr. Hayek in Fiscal 2020; and to Mr. Rose and Mr. Gilmore in Fiscal 2019. The following table shows separately the aggregate grant date fair values of these awards.

	Fiscal 2021	Fiscal 2020	Fiscal 2019
John P. McConnell:
Long-term performance share award (a)	$232,659	$583,650	$514,920
Annual time-vested restricted share award (b)	$347,142	$875,475	$858,200
B. Andrew Rose:
Long-term performance share award (a)	$576,108	$291,825	$278,915
Annual time-vested restricted share award (b)	$886,320	$466,920	$429,100
Special performance awards (c)	$0	$0	$4,091,500
Joseph B. Hayek:
Long-term performance share award (a)	$206,808	$140,076	$130,996
Annual time-vested restricted share award (b)	$313,905	$210,114	$51,492
Special time-vested restricted share award (d)	$0	$1,781,500	$147,350
Special performance awards (e)	$0	$715,500	N/A
Geoffrey G. Gilmore:
Long-term performance share award (a)	$280,668	$221,787	$188,804
Annual time-vested restricted share award (b)	$428,388	$330,735	$278,915
Special time-vested restricted share award (f)	$0	$0	$2,125,000
Special performance awards (c) (g)	$521,750	$0	$1,169,000
Modified award (h)	$0	$0	$260,500
Eric M. Smolenski:
Long-term performance share award (a)	$140,334	N/A	N/A
Annual time-vested restricted share award (b)	$206,808	N/A	N/A
Special time-vested restricted share award (i)	$553,950	N/A	N/A
Special performance awards (g)	$208,700	N/A	N/A
Jeff R. Klingler:
Long-term performance share award (a)	$140,334	N/A	N/A
Annual time-vested restricted share award (b)	$206,808	N/A	N/A
Special time-vested restricted share award (i)	$553,950	N/A	N/A
Special performance awards (g)	$208,700	N/A	N/A

(a)

The amounts for the long-term performance share awards are computed in accordance with ASC 718 as of the date the long-term performance share awards were granted.  These grant date fair values were calculated based upon the “target” award and the closing price of Worthington’s common shares on the effective date of the grant which was: $36.93 for the Fiscal 2021 awards; $38.91 for the Fiscal 2020 awards; and $42.91 for the Fiscal 2019 awards.  The aggregate grant date fair values included for the long-term performance share awards would have been (i) double the amounts shown above for each fiscal year if the “maximum” award had been used instead of the “target” award and (ii) half of the amounts shown above for each fiscal year if the “threshold” award had been used.  The performance measures associated with the long-term performance share awards are described in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” beginning on page 44 of this Proxy Statement.  The “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement provides information on the long-term performance share awards granted in Fiscal 2021.

(b)

The amounts for the annual time-vested restricted share awards are computed in accordance with ASC 718 as of the date the awards were granted.  These amounts were calculated by multiplying the number of restricted common shares granted by the closing price of the common shares on the date of the grant which for Fiscal 2021 was $36.93, for Fiscal 2020 was $38.91 and for Fiscal 2019 was $42.91.  The annual time-vested restricted common share awards are described in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Annual Restricted Common Share Awards to Executives” on page 46 of this Proxy Statement.  The “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement provides information on the annual time-vested restricted common share awards granted in Fiscal 2021.

(c)

Messrs. Rose and Gilmore each received a special performance-based/time-vested restricted share award effective September 26, 2018. The grant date fair value was $23.38 per share, determined using the Monte Carlo simulation model.  The performance-based/time-vested restricted common share awards for Fiscal 2019 granted to Messrs. Rose and Gilmore are described in the section captioned “Executive Compensation —Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 47 of this Proxy Statement.

(d)

Mr. Hayek received two special time-vested restricted common share awards effective September 25, 2019: (i) one for 25,000 restricted common shares with a three-year cliff vesting period; and (ii) one for 25,000 restricted common shares with a five-year cliff vesting period. The terms of these awards are otherwise substantially the same as those of the annual time-vested restricted common share awards described in footnote (b) above.  The amount shown was calculated as described in footnote (b) but with a $35.63 closing share price on the date of the grant.

Mr. Hayek received a special time-vested 3,500 restricted common share award effective November 1, 2018 with a three-year cliff vesting period. The terms of this award are otherwise substantially the same as those of the annual time-vested restricted common share awards described in footnote (b) above.  The amount shown was calculated as described in footnote (b) but with a $42.10 closing price on the date of the grant.

Executive Compensation • 2021 Proxy Statement | Worthington	55

(e)

Mr. Hayek received a special performance-based/time-vested 50,000 restricted common share award effective September 25, 2019.  The grant date fair value was $14.31 per share, determined using the Monte Carlo simulation model.  This performance-based/time-vested restricted common share award for Fiscal 2020 is described in the section captioned “Executive Compensation —Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 47 of this Proxy Statement

(f)

Mr. Gilmore received two special time-vested restricted common share awards effective September 26, 2018: (i) one for 20,000 restricted common shares with a three-year cliff vesting period; and (ii) one for 30,000 restricted common shares with a five-year cliff vesting period. The terms of these awards are otherwise substantially the same as those of the annual time-vested restricted common share awards described in footnote (b) above.  The amount shown was calculated as described in footnote (b) but with a $42.50 closing share price on the date of the grant.

(g)

Special performance-based/time-vested restricted common share awards were granted effective June 25, 2020 to Mr. Gilmore for 25,000 common shares and to each of Messrs. Smolenski and Klinger for 10,000 common shares.  The grant date fair value was $20.87 per share, determined using the Monte Carlo simulation model.  The performance-based/time-vested restricted common share awards for Fiscal 2021 are described in the section captioned “Executive Compensation —Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” and Executive Compensation — “Grants of Plan-Based Awards” beginning on page 47 and page 58 of this Proxy Statement.

(h) On September 26, 2018, a special performance-based/time-vested 25,000 restricted common share award granted to Mr. Gilmore in Fiscal 2015 was modified to extend the vesting period and the continuous employment requirement by one year to June 24, 2020.  The incremental fair value of the modification of $10.42 per share was determined using the Monte Carlo simulation model. The performance-based vesting metric was not met for this award.

(i)

Messrs. Smolenski and Klingler each received a special time-vested restricted common share award effective June 25, 2020 for 15,000 restricted common shares with a three-year cliff vesting period. The terms of these awards are otherwise substantially the same as those of the annual time-vested restricted common share awards described in footnote (b) above.  The amount shown was calculated as described in footnote (b) but with a $36.93 closing share price on the date of the grant.

(3)

The amounts shown in this column represent the aggregate grant date fair values of the option awards granted to the NEOs in Fiscal 2021 ($10.48 per share), in Fiscal 2020 ($10.24 per share) and in Fiscal 2019 ($12.55 per share), computed in accordance with ASC 718.  The amounts shown in this column exclude the impact of estimated forfeitures, as required by applicable SEC Rules.  See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K for the assumptions used and additional information regarding the stock options.  The “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement provides further information on option awards granted in Fiscal 2021.

(4)

The amounts shown in this column reflect the long-term cash performance awards earned by the NEOs for the three-fiscal-year performance periods ended May 31, 2021 (for Fiscal 2021), May 31, 2020 (for Fiscal 2020) and May 31, 2019 (for Fiscal 2019).  Due to Hart-Scott-Rodino Act restrictions on common share issuances to Mr. McConnell, his net common share award was paid in cash.

(5)	The following table describes each component of the “All Other Compensation” column for each of Fiscal 2021, Fiscal 2020 and Fiscal 2019:

All Other Compensation Table

Name	Fiscal Year		Company Contributions to DPSP (the Company’s 401(k) Plan) ($) (a)	Company Contributions to 2005 NQ Plan ($) (b)	Group Term Life Insurance Premium Paid ($) (c)	Perquisites ($) (d) (e)	Other ($) (e)
John P. McConnell	2021		7,692	39,350	1,341	*	*
	2020		14,250	42,509	1,383	*	*
	2019		14,000	44,698	1,413	*	*
B. Andrew Rose	2021		13,327	34,693	1,341	48,804	*
	2020		13,913	46,631	1,383	26,789	*
	2019		14,728	43,582	1,413	20,810	*
Joseph B. Hayek	2021		15,300	18,901	1,341	22,669	*
	2020		13,952	16,955	1,383	22,087	*
	2019		14,368	12,876	1,413	10,165	*
Geoffrey G. Gilmore	2021		14,681	28,744	1,341	41,244	*
	2020		13,915	30,424	1,383	22,457	*
	2019		14,512	26,650	1,413	10,165	*
Eric M. Smolenski	2021		14,327	18,660	1,341	10,700	*
	2020	(f)	N/A	N/A	N/A	N/A	N/A
	2019	(f)	N/A	N/A	N/A	N/A	N/A
Jeff R. Klingler	2021		15,360	11,687	1,341	18,006	*
	2020	(f)	N/A	N/A	N/A	N/A	N/A
	2019	(f)	N/A	N/A	N/A	N/A	N/A

(a)

Include Company contributions and matching Company contributions made under the DPSP which are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Deferred Profit Sharing Plan” on page 49 of this Proxy Statement.

(b)

Include Company contributions and matching Company contributions made under the 2005 NQ Plan to the bookkeeping accounts of the NEOs.  See the “Non-Qualified Deferred Compensation for Fiscal 2021” table on page 65 of this Proxy Statement for more information concerning the contributions made by the Company under the 2005 NQ Plan for Fiscal 2021.

56	Worthington | 2021 Proxy Statement • Executive Compensation

(c)	The amounts in this column represent the dollar value of the group term life insurance premiums paid by the Company on behalf of the NEOs.
(d)

Perquisites generally include dues and similar fees paid by the Company for club memberships used by the NEOs for both business and personal use. Such membership dues and similar fees amounted to $10,700 for Fiscal 2021 for each of Messrs. Rose, Hayek, Gilmore, Smolenski and Klingler and $10,165 for each of Mr. Rose, Mr. Hayek and Mr. Gilmore for Fiscal 2020 and Fiscal 2019. Perquisites also include the aggregate incremental cost of the personal use of Company aircraft, which amounted to $38,104 for Fiscal 2021, $16,624 for Fiscal 2020 and $10,645 for Fiscal 2019 for Mr. Rose; $11,969 for Fiscal 2021 and $11,922 for Fiscal 2020 for Mr. Hayek; $30,544 for Fiscal 2021 and $12,292 for Fiscal 2020 for Mr. Gilmore; and $7,306 for Fiscal 2021 for Mr. Klingler.  The reported aggregate incremental cost of the personal use of Company aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft.  Since the Company aircraft is used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees.

(e)	The column shows “*” when the aggregate value of the perquisites and other personal benefits received by the NEO for the applicable fiscal year was less than $10,000.
(f)	The Officer did not qualify as an NEO under applicable SEC rules until Fiscal 2021.

(6)Effective September 1, 2020, Mr. McConnell stepped down as CEO and became Executive Chairman.

(7)

Effective September 1, 2020, Mr. Rose became President and CEO of the Company after serving as President from August 22, 2018 to September 1, 2020.  He served as CFO in an interim capacity from August 22, 2018 to November 1, 2018.  Mr. Rose served as Executive Vice President and CFO of the Company from July 2014 to August 22, 2018.

(8)	These amounts include supplemental bonuses paid to Mr. Hayek of $9,896 and Mr. Gilmore of $61,875 for Fiscal 2019.
(9)	Effective August 22, 2018, Mr. Gilmore became Executive Vice President and COO of the Company. He served as President of Worthington Cylinder Corporation from June 2016 to August 2018.
(10)

Effective May 1, 2019, Mr. Smolenski became President of Pressure Cylinders, as well as an executive officer of the Company.  Since Mr. Smolenski did not qualify as an NEO under applicable SEC Rules until Fiscal 2021, this table shows information for him for Fiscal 2021 only.

(11)

Effective May 1, 2019, Mr. Klingler became President of Steel Processing, as well as an executive officer of the Company.  Since Mr. Klingler did not qualify as an NEO under applicable SEC rules until Fiscal 2021, this table shows information for him for Fiscal 2021 only.

Executive Compensation • 2021 Proxy Statement | Worthington	57

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in Fiscal 2021:

Grants of Plan-Based Awards for Fiscal 2021

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (6)			All Other Stock Awards:	All Other Option Awards: Number of	Exercise or Base	Grant Date
Name	Grant Date	Compensation Committee Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)	Number of Shares of Stock or Units	Common Shares Underlying Options (7)	Price of Option Awards ($/Share)	Fair Value of Stock and Option Awards ($)
John P. McConnell	6/1/2020	6/23/2020	(1)	200,000	400,000	800,000
	6/25/2020	6/23/2020	(2)	200,000	400,000	800,000
	6/25/2020	6/23/2020					3,150	6,300	12,600				232,659
	6/25/2020	6/23/2020									11,200	36.93	117,376
	6/25/2020	6/23/2020	(3)							9,400			347,142
B. Andrew Rose	6/1/2020	6/23/2020	(1)	450,000	900,000	1,800,000
	6/25/2020	6/23/2020	(2)	500,000	1,000,000	2,000,000
	6/25/2020	6/23/2020					7,800	15,600	31,200				576,108
	6/25/2020	6/23/2020									27,000	36.93	282,960
	6/25/2020	6/23/2020	(3)							24,000			886,320
Joseph B. Hayek	6/1/2020	6/23/2020	(1)	247,500	495,000	990,000
	6/25/2020	6/23/2020	(2)	180,000	360,000	720,000
	6/25/2020	6/23/2020					2,800	5,600	11,200				206,808
	6/25/2020	6/23/2020									10,100	36.93	105,848
	6/25/2020	6/23/2020	(3)							8,500			313,905
Geoffrey G. Gilmore	6/1/2020	6/23/2020	(1)	374,000	748,000	1,496,000
	6/25/2020	6/23/2020	(2)	245,000	490,000	980,000
	6/25/2020	6/23/2020					3,800	7,600	15,200				280,668
	6/25/2020	6/23/2020									13,800	36.93	144,624
	6/25/2020	6/23/2020	(3)							11,600			428,388
	6/25/2020	6/23/2020	(4)							25,000			521,750
Eric M. Smolenski	6/1/2020	6/23/2020	(1)	187,500	375,000	750,000
	6/25/2020	6/23/2020	(2)	120,000	240,000	480,000
	6/25/2020	6/23/2020					1,900	3,800	7,600				140,334
	6/25/2020	6/23/2020									6,800	36.93	71,264
	6/25/2020	6/23/2020	(3)							5,600			206,808
	6/25/2020	6/23/2020	(5)							15,000			553,950
	6/25/2020	6/23/2020	(4)							10,000			208,700
Jeff R. Klingler	6/1/2020	6/23/2020	(1)	175,000	350,000	700,000
	6/25/2020	6/23/2020	(2)	120,000	240,000	480,000
	6/25/2020	6/23/2020					1,900	3,800	7,600				140,334
	6/25/2020	6/23/2020									6,800	36.93	71,264
	6/25/2020	6/23/2020	(3)							5,600			206,808
	6/25/2020	6/23/2020	(5)							15,000			553,950
	6/25/2020	6/23/2020	(4)							10,000			208,700

(1)

These rows show the potential payouts which could have been earned under annual cash incentive bonus awards granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for the twelve months ended May 31, 2021.  The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Annual Bonus Compensation” beginning on page 41 of this Proxy Statement.  For Fiscal 2021, the NEOs earned the amounts shown in the “2021” rows of the “Annual Incentive Bonus Award” column of the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.  Please also see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Cash Compensation Earned in Fiscal 2021 and Company Performance” beginning on page 38 of this Proxy Statement for more information about these awards.

(2)

These rows show the potential payouts under long-term cash performance awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2020 to May 31, 2023.  The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” beginning on page 44 of this Proxy Statement.  For further information on the terms of the long-term cash performance awards, see the discussion in the sections captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General”, “— Long-Term Cash Performance Awards”, and “— Long-Term Performance Awards — Impact of Termination/Change in Control” beginning on page 44, page 45 and page 46, respectively, of this Proxy Statement.  For additional information about the effect of a change in control, also see the discussion in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Change in Control” beginning on page 50.

(3)

These rows show the number of annual time-vested restricted common shares awarded effective June 25, 2020 under the 1997 LTIP, which will generally cliff vest three years after the grant date.  The restricted common shares granted to the NEOs are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Each holder of a restricted common share award may exercise any voting rights associated with the restricted common shares during the restriction period.  In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.

58	Worthington | 2021 Proxy Statement • Executive Compensation

These annual time-vested restricted common shares are generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted common shares will fully vest if the NEO dies or becomes disabled, (ii) a pro-rated portion of the restricted common shares will vest on retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted common shares upon retirement.  For information on the effect of a change in control, see the discussion in the section captioned “Executive Compensation – Compensation Discussion and Analysis – Change in Control” beginning on page 50 of this Proxy Statement.

The grant date fair value for the annual time-vested restricted common shares, computed in accordance with ASC 718, was calculated by multiplying the number of annual time-vested restricted common shares granted by the $36.93 closing price of the common shares on the grant date. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K for additional information regarding the awards.

(4)

This row shows the 25,000 performance-based/time-vested restricted common shares awarded effective June 25, 2020 to Mr. Gilmore and 10,000 performance-based/time-vested restricted common shares awarded effective June 25, 2020 to Messrs. Smolenski and Klingler under the 1997 LTIP.  The term of these special performance-based/time-vested restricted common shares is five years and they will vest when and only if both (i) the closing price of the Company’s common shares averages $65.00 per share for 90 consecutive calendar days during the five-year term; and (ii) the NEO has continuously remained an employee of the Company through June 25, 2023, or, if later, the date the common share price condition is met.  The share price performance metric of these awards has been met. See the first paragraph of footnote (3) for more information concerning restricted common shares generally.  The grant date fair value for the special performance-based/time-vested restricted common shares, computed in accordance with ASC 718 using the Monte Carlo simulation model, was $20.87 per share.  See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K for assumptions used and additional information regarding the method for calculating the grant date fair value of the special performance-based/time-vested restricted common share awards and additional information regarding the awards.

(5)

This row shows the special time-vested restricted common shares awarded effective on June 25, 2020 to Messrs. Smolenski and Klingler with a three-year cliff vesting period. The terms of these awards are otherwise substantially the same as those of the annual time-vested restricted common share awards described in footnote (3) above.

(6)

These columns show the potential payouts under long-term performance share awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2020 to May 31, 2023.  The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” beginning on page 44 of this Proxy Statement.  For further information on the terms of the long-term performance share awards, including those applicable to a change in control, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Change in Control” beginning on page 50 of this Proxy Statement and “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General,” “Long-Term Performance Share Awards” and “Long-Term Performance Awards — Impact of Termination/Change in Control” beginning on page 44, page 45, and page 46, respectively, of this Proxy Statement. The grant date fair value for the long-term performance share awards, computed in accordance with ASC 718, was calculated based upon the “target” award and the $36.93 closing price of the common shares on the date of grant.

(7)

These stock options were granted as of June 25, 2020 under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant.  The stock options become exercisable in increments of 33% per year on each of the first through third anniversaries of their grant date.  For further information on the terms of the stock options, see the discussion in the section captioned “Executive Compensation —Compensation Discussion and Analysis — Compensation Components — Stock Options” beginning on page 43 of this Proxy Statement.  For information on the effect of a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis —Change in Control” beginning on page 50 of this Proxy Statement.  The grant date fair value of the option awards was $10.48 per share, computed in accordance with ASC 718.  Generally, the grant date fair value of the stock options is the aggregate amount the Company would include as a compensation expense in its consolidated financial statements over each award’s three-year vesting schedule.  See “Note A — Summary of Significant Accounting Policies — Stock-Based Compensation” and “Note L — Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. — Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K for the method (Black-Scholes) used in calculating the fair value of the option awards and additional information regarding the awards.

Executive Compensation • 2021 Proxy Statement | Worthington	59

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table summarizes the outstanding option awards, restricted common share awards and long-term performance share awards held by the NEOs as of May 31, 2021.  For additional information about these equity awards, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options”, “— Long-Term Performance Awards – General”, “— Long-Term Performance Share Awards,” “— Annual Restricted Common Share Awards to Executives”, “— Other Restricted Common Share Awards to NEOs in Fiscal 2021” and “— Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 43, page 44, page 45, page 46, page 47 and page 47, respectively, of this Proxy Statement.

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
John P. McConnell	17,000	0		$31.71	06/28/2023
	17,000	0		$43.04	06/30/2024
	35,000	0		$30.92	06/26/2025
	26,500	0		$42.30	06/30/2026
	22,000	0		$47.76	06/29/2027
	14,667	7,333	(5)	$42.91	06/28/2028
	9,000	18,000	(6)	$38.91	06/27/2029
	0	11,200	(7)	$36.93	06/25/2030
			(8)			20,000	858,200
			(9)			22,500	875,475
			(10)			9,400	347,142
								30,000	1,991,100	05/31/2022
								12,600	836,262	05/31/2023
B. Andrew Rose	9,000	0		$31.71	06/28/2023
	9,000	0		$43.04	06/30/2024
	17,000	0		$30.92	06/26/2025
	13,500	0		$42.30	06/30/2026
	11,500	0		$47.76	06/29/2027
	7,667	3,833	(5)	$42.91	06/28/2028
	4,667	9,333	(6)	$38.91	06/27/2029
	0	27,000	(7)	$36.93	06/25/2030
			(8)			10,000	429,100
			(9)			12,000	466,920
			(10)			24,000	886,320
			(11)			175,000	7,437,500
								22,334	1,482,308	05/31/2022
								31,200	2,070,744	05/31/2023
Joseph B. Hayek	1,500	0		$43.04	06/30/2024
	2,000	0		$30.92	06/26/2025
	1,500	0		$42.30	06/30/2026
	1,200	0		$47.76	06/29/2027
	800	400	(5)	$42.91	06/28/2028
	2,800	1,400	(12)	$42.10	11/01/2028
	2,267	4,533	(6)	$38.91	06/27/2029
	0	10,100	(7)	$36.93	06/25/2020
			(8)			1,200	51,492
			(13)			3,500	147,350
			(9)			5,400	210,114
			(14)			25,000	890,750
			(15)			25,000	890,750
			(10)			8,500	313,905
			(16)			50,000	1,781,500
								8,400	557,508	05/31/2022
								11,200	743,344	05/31/2023

60	Worthington | 2021 Proxy Statement • Executive Compensation

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
Geoffrey G. Gilmore	0	2,133	(5)	$42.91	06/28/2028
	0	6,666	(6)	$38.91	06/27/2029
	0	13,800	(7)	$36.93	06/25/2030
			(17)			25,000	1,194,000
			(8)			6,500	278,915
			(18)			20,000	850,000
			(19)			30,000	1,275,000
			(9)			8,500	330,725
			(10)			11,600	428,388
			(11)			50,000	2,125,000
			(20)			25,000	923,250
								12,466	827,368	05/31/2022
								15,200	1,008,824	05/31/2023
Eric M. Smolenski	10,000	0		$19.18	06/30/2021
	13,000	0		$20.47	06/29/2022
	2,000	0		$31.71	06/28/2023
	2,000	0		$43.04	06/30/2024
	3,500	0		$30.92	06/26/2025
	2,700	0		$42.30	06/30/2026
	2,300	0		$47.76	06/29/2027
	1,534	766	(5)	$42.91	06/28/2028
	1,567	3,133	(6)	$38.91	06/27/2029
	0	6,800	(7)	$36.93	06/25/2030
			(8)			3,000	128,730
			(9)			3,900	151,749
			(10)			5,600	206,808
			(10)			15,000	553,950
			(20)			10,000	369,300
								5,868	389,459	05/31/2022
								7,600	504,412	05/31/2023
Jeff R. Klinger	0	300	(5)	$42.91	06/28/2028
	0	2,533	(6)	$38.91	06/27/2029
	0	6,800	(7)	$36.93	06/25/2030
			(8)			1,100	47,201
			(9)			3,100	120,621
			(10)			5,600	206,808
			(10)			15,000	553,950
			(20)			10,000	369,300
								5,534	367,292	05/31/2022
								7,600	504,412	05/31/2023
(1)

All stock options outstanding as of May 31, 2021 were granted under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant.  All unvested options become exercisable in increments of 33% per year on each anniversary of their grant date for the first three anniversaries, subject to continued employment of the NEO and the terms of each option award.  See the discussion in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Stock Options” beginning on page 43 of this Proxy Statement. The dates listed for vesting of the stock options in the footnotes below are subject to continued employment of the NEO and the terms of the applicable option awards.

(2)

The restricted common shares granted to executive officers of the Company are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period.  In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.  For further information concerning the terms of the restricted common shares granted to executive officers, please see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Annual Restricted Common Share Awards to Executives”, “Executive Compensation -– Compensation Discussion and Analysis — Compensation Components — Other Restricted Common Share Awards to NEOs in Fiscal 2021”, “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” and “Executive Compensation — Grants of Plan-Based Awards” beginning on page 46, page 47, page 47 and page 58, respectively, of this Proxy Statement.

(3)

Each market value shown in this column is calculated by multiplying the number of restricted common shares by the $66.37 closing price of Worthington’s common shares on May 28, 2021, the last business day of Fiscal 2021, without any discount for restrictions.

Executive Compensation • 2021 Proxy Statement | Worthington	61

(4)

The amounts shown in this column assume that the long-term performance share awards granted for each of the three-fiscal-year periods ending May 31, 2022 and May 31, 2023 will be earned at the “maximum” amount based upon achieving those specified performance levels and multiplying such amount by the $66.37 closing price of Worthington’s common shares on May 28, 2021, the last business day of Fiscal 2021.  See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2021” table beginning on page 58 of this Proxy Statement for the threshold, target and maximum number of performance shares that may be received for the three-fiscal-year performance period ending May 31, 2023.

(5)	Unexercisable stock options vested on June 28, 2021.
(6)	Unexercisable stock options vested 50% on June 27, 2021 and will vest 50% on June 27, 2022, subject to continued employment and the terms of the option award.
(7)	Unexercisable stock options vested 33% on June 25, 2021 and will vest 33% on June 25, 2022 and 33% on June 25, 2023, subject to continued employment and the terms of the option award.
(8)	This time-vested restricted common share award was granted effective June 28, 2018 under the 1997 LTIP and became fully vested on June 28, 2021.
(9)

This time-vested restricted common share award was granted effective June 27, 2019 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment and the terms of the award.

(10)

This time-vested restricted common share award was granted effective June 25, 2020 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment and the terms of the award.

(11)

Effective September 26, 2018, the NEO received a special performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the Company’s common shares equals or exceeds $65.00 per share for 90 consecutive days during the five-year period ending on September 26, 2023; and (b) the NEO has continuously remained an employee of the Company through September 26, 2023.  Further information on this award is set forth in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 47 of this Proxy Statement.

(12)	Unexercisable stock options will vest on November 1, 2021, subject to continued employment and the terms of the option award.
(13)

This time-vested restricted common share award was granted effective November 1, 2018 under the 1997 LTIP, and will become fully vested on November 1, 2021, subject to continued employment and the terms of the award.

(14)

This time-vested restricted common share award was granted effective September 25, 2019 under the 1997 LTIP, and will become fully vested on September 25, 2022, subject to continued employment and the terms of the award.

(15)

This time-vested restricted common share award was granted effective September 25, 2019 under the 1997 LTIP, and will become fully vested on September 25, 2024, subject to continued employment and the terms of the award.

(16)

Effective September 25, 2019, the NEO received a special performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the Company’s common shares equals or exceeds $65.00 per share for 90 consecutive days during the five-year period ending on September 25, 2024; and (b) the NEO has continuously remained an employee of the Company through September 25, 2024.  Further information on this award is set forth in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 47 of this Proxy Statement.  For the general terms of the restricted common shares, see footnote (18) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.

(17)	This time-vested restricted common share award was granted effective June 29, 2017 under the 1997 LTIP and became fully vested on June 29, 2021.
(18)

This time-vested restricted common share award was granted effective September 26, 2018 under the 1997 LTIP, and will become fully vested on September 26, 2021, subject to continued employment and the terms of the award.

(19)

This time-vested restricted common share award was granted effective September 26, 2018 under the 1997 LTIP, and will become fully vested on September 26, 2023, subject to the terms of the restricted common share award, subject to continued employment and the terms of the award.

(20)

Effective June 25, 2020, the NEO received a special performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the Company’s common shares averages $65.00 per share for 90 consecutive days during the five-year period ending on June 25, 2025; and (b) the NEO has continuously remained an employee of the Company through June 25, 2023, or, if later, the date the common share price condition is met.  Further information on this award is set forth in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” beginning on page 47 of this Proxy Statement.  For the general terms of the restricted common shares, see footnote (18) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.

62	Worthington | 2021 Proxy Statement • Executive Compensation

Option Exercises and Stock Vested

The following table sets forth information about (i) non-qualified stock options exercised by NEOs in Fiscal 2021; (ii) long-term performance share awards earned by NEOs for the three-fiscal-year period ended May 31, 2021; and (iii) time-vested restricted common shares held by NEOs which vested in Fiscal 2021:

Option Exercises and Stock Vested During Fiscal 2021

	Option Awards Exercised		Stock Awards Vested
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
John P. McConnell	295,000	$10,722,197
			12,000	(1)	$737,040	(1)
			20,000	(2)	$741,600	(2)
B. Andrew Rose	80,000	$2,309,900
			16,000	(1)	$982,720	(1)
			10,000	(2)	$370,800	(2)
Joseph B. Hayek			6,800	(1)	$417,656	(1)
			3,200	(2)	$118,656	(2)
Geoffrey G. Gilmore	42,001	$986,402
			9,596	(1)	$589,386	(1)
			6,500	(2)	$241,020	(2)
Eric M. Smolenski	13,000	$410,719
			3,222	(1)	$197,895	(1)
			3,000	(2)	$111,240	(2)
Jeff R. Klingler	3,867	$39,595
			2,938	(1)	$180,452	(1)
			1,100	(2)	$40,788	(2)

(1)

A portion of the three-year performance awards for Mr. Hayek and Mr. Gilmore was paid for their periods of service at Pressure Cylinders.  Mr. Hayek served at Pressure Cylinders from March 2017 through October 2018 and Mr. Gilmore served at Pressure Cylinders from June 2016 through August 2018. The number of common shares acquired on vesting relates to long-term performance share awards granted effective June 1, 2018 and represents the common shares earned with respect to the three-fiscal-year period ended May 31, 2021.  The value realized on vesting represents the number of common shares earned multiplied by the closing market price of Worthington’s common shares on the July 1, 2021 release date ($61.42 per share).  The number of common shares actually received by the NEOs was reduced in each case by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows:  Mr. Rose – 8,503; Mr. Hayek – 3,612; Mr. Gilmore – 5,099; Mr. Smolenski – 1,712; and Mr. Klingler – 2,001.  Due to Hart-Scott-Rodino Act restrictions on common share issuances to Mr. McConnell, his net long-term performance share award was paid in cash.

(2)

The number of common shares acquired on vesting relates to restricted common share awards granted on June 29, 2017 which vested on June 29, 2020.  The value realized on vesting represents the number of common shares vested multiplied by the closing market price of Worthington’s common shares on June 29, 2020 ($37.08 per common share).  The number of common shares actually received by each NEO was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows:  Mr. McConnell – 13,430; Mr. Rose – 5,315; Mr. Hayek – 1,703; Mr. Gilmore – 3,454; Mr. Smolenski – 1,594; and Mr. Klingler – 759.

Executive Compensation • 2021 Proxy Statement | Worthington	63

Non-Qualified Deferred Compensation

The Company maintains two Employee Deferral Plans which provide for the deferral of compensation on a basis that is not tax-qualified – the 2000 NQ Plan and the 2005 NQ Plan.  Contributions and deferrals for the period from March 1, 2000 through December 31, 2004 are maintained under the 2000 NQ Plan.  Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of Section 409A of the Internal Revenue Code.  The terms of the 2005 NQ Plan, which are discussed below, are similar to those of the 2000 NQ Plan but are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid.  The Employee Deferral Plans are intended to supplement the 401(k) plans sponsored by the Company. For further information on the terms of the Employee Deferral Plans, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” on page 49 of this Proxy Statement.

Only select highly-compensated employees of the Company, including the NEOs, are eligible to participate in the Employee Deferral Plans.  As of August 2, 2021, approximately 134 employees of the Company were eligible to participate in the 2005 NQ Plan and nine employees of the Company had accounts in the 2000 NQ Plan.

Under the 2005 NQ Plan, participants may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards.  Deferred amounts are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salaries and/or bonus/annual cash incentive bonus awards would have otherwise been paid.  In addition, the Company may make discretionary employer contributions to participants’ bookkeeping accounts in the 2005 NQ Plan.  For the 2021, 2020 and 2019 calendar years, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, the Company made contributions to participants’ bookkeeping accounts under the 2005 NQ Plan equal to (i) 3% of a participant’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the DPSP to the extent not matched by the Company under the DPSP.

Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting: (i) a fixed interest rate which is set annually by the Compensation Committee (1.20% for Fiscal 2021); or (ii) the returns on those investment options available under the DPSP, or (b) in theoretical common shares reflecting increases or decreases in the value of Worthington’s common shares with dividends deemed reinvested.  Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed.  Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Bookkeeping accounts of employees are fully vested under the 2005 NQ Plan.  Theoretical common shares are paid in whole common shares and cash in lieu of fractional shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by the Company.  Payouts are made in a lump sum or in installment payments, as chosen by the participant at the time the deferral election is made.  The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the 2005 NQ Plan in accordance with defined guidelines.  In the event of a defined change in control, the participants’ bookkeeping accounts under the 2005 NQ Plan will generally be paid out as of the date of the change in control.

64	Worthington | 2021 Proxy Statement • Executive Compensation

The following table provides information concerning the participation by the NEOs in the Employee Deferral Plans for Fiscal 2021:

Non-Qualified Deferred Compensation for Fiscal 2021

Name	Name of Plan	Executive Contributions in Fiscal 2021 ($) (1)	Company Contributions in Fiscal 2021 ($) (2)	Aggregate Earnings (Loss) in Fiscal 2021 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2021 ($) (4)
John P. McConnell	2000 NQ Plan	0	0	4,407	0	369,425
	2005 NQ Plan	0	39,350	7,925	0	700,568
B. Andrew Rose	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	37,500	34,693	214,030	0	2,436,083
Joseph B. Hayek	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	37,964	18,901	110,183	0	434,533
Geoffrey G. Gilmore	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	0	28,744	330,986	0	621,748
Eric M. Smolenski	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	0	18,660	409,325	0	1,145,490
Jeff R. Klingler	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	24,487	11,687	110,444	0	309,446

(1)

The amounts in this column reflect contributions to the 2005 NQ Plan during Fiscal 2021 as a result of deferrals of base salary and/or bonus/annual cash incentive bonus awards which would otherwise have been paid to the NEOs.  These amounts are also included in the “Salary”, “Discretionary Bonus” or “Annual Incentive Bonus Award” columns, respectively, for Fiscal 2021 in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.

(2)	These contributions are included in the “All Other Compensation” column in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.
(3)

The amounts included in this column represent the aggregate earnings accrued during Fiscal 2021. Since the earnings on compensation that has been deferred under the Employee Deferral Plans by the NEOs do not represent “above-market” earnings for purposes of the applicable SEC Rules, none of the amounts included in this column have been reported in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement.

(4)

The amounts included in this column represent contributions by the Company or the NEOs and credited to the respective NEOs’ bookkeeping accounts under the 2000 NQ Plan or the 2005 NQ Plan, and earnings on the amounts credited to those accounts.  The total amount of the Company and NEO contributions to the Employee Deferral Plans, which are included in this column are as follows: (a) Mr. McConnell – $793,694; (b) Mr. Rose – $1,626,524; (c) Mr. Hayek – $286,309; (d) Mr. Gilmore – $257,399; (e) Mr. Smolenski - $481,683; and (f) Mr. Klingler – $179,713.

Executive Compensation • 2021 Proxy Statement | Worthington	65

Annual Cash Incentive Bonus Awards Granted to NEOs for Fiscal 2022

The following supplemental table sets forth the annual cash incentive bonus awards granted to the NEOs under the Annual Incentive Plan for Executives for Fiscal 2022 as of the date of this Proxy Statement:

Annual Cash Incentive Bonus Awards Granted for Fiscal 2022

	Annual Cash Incentive Bonus Awards for Twelve-Month Performance Period Ending May 31, 2022 (1)
Name	Threshold ($)	Target ($)	Maximum ($)
John P. McConnell	206,000	412,000	824,000
B. Andrew Rose	465,000	930,000	1,860,000
Joseph B. Hayek	275,000	550,000	1,100,000
Geoffrey G. Gilmore	387,500	775,000	1,550,000
Eric M. Smolenski	193,125	386,250	772,500
Jeff R. Klingler	192,500	385,000	770,000

(1)

Payouts which can be earned under these annual cash incentive bonus awards are generally tied to achieving specified levels (threshold, target and maximum) of pre-specified performance measures for the performance period. For Corporate executives, the performance measures are corporate EVA and corporate EPS, with each carrying a 50% weighting.  For Steel Processing executives, the performance measures and their weightings are: corporate EVA, 20%; business unit EBIT, 30%; and business unit EVA, 50%. For certain executives of the former Pressure Cylinders business units, the performance measures and their weightings are: corporate EVA, 25%; corporate EPS, 25%; business unit EBIT, 40%; and related joint venture equity earnings, 10%; and for others, the performance measures and their weightings are: corporate EVA, 25%; corporate EPS growth 25%; and business unit EBIT, 50%.   For all calculations, restructuring charges and non-recurring items are to be excluded and corporate EPS and Steel Processing business unit EBIT results are to be adjusted to eliminate the impact of inventory holding gains and losses.  If the performance level falls between threshold and target or between target and maximum, the award is linearly pro-rated.  If threshold levels are not reached for any performance measure, no annual cash incentive bonus will be paid for that measure.  Annual cash incentive bonus award payouts earned will be made within a reasonable time following the end of Fiscal 2022.  In the event of a change in control of the Company (followed by actual or constructive termination of an NEO’s employment during the performance period), the annual cash incentive bonus award would be considered to be earned at “target” and payable as of the date of termination of employment.

66	Worthington | 2021 Proxy Statement • Executive Compensation

Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2022

The following supplemental table sets forth the long-term performance awards (consisting of long-term cash performance awards and long-term performance share awards) for the three-fiscal-year period ending May 31, 2024, and the option awards and the restricted common share awards granted to the NEOs in Fiscal 2022 through the date of this Proxy Statement.

Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2022

	Long-Term Cash Performance Awards for Three-Fiscal-Year Period Ending May 31, 2024 (1)			Long-Term Performance Share Awards for Three-Fiscal-Year Period Ending May 31, 2024 (1)			Option Awards: Number of	Exercise or Base Price of
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)	Common Shares Underlying Options (2)	Option Awards ($/Share) (2)	Restricted Common Share Awards (3)
John P. McConnell (4)	500,000	1,000,000	2,000,000	0	0	0	0	N/A	0
B. Andrew Rose	700,000	1,400,000	2,800,000	5,450	10,900	21,800	16,900	60.19	31,200
Joseph B. Hayek	210,000	420,000	840,000	1,700	3,400	6,800	5,300	60.19	5,200
Geoffrey G. Gilmore	245,000	490,000	980,000	2,000	4,000	8,000	6,200	60.19	6,000
Eric M. Smolenski	120,000	240,000	480,000	1,000	2,000	4,000	3,200	60.19	3,000
Jeff R. Klingler	120,000	240,000	480,000	1,000	2,000	4,000	3,200	60.19	3,000

(1)

These columns show the potential payouts under the long-term cash performance awards and the long-term performance share awards granted to each of the NEOs, for the three-fiscal-year performance period from June 1, 2021 to May 31, 2024.  Payouts of long-term cash performance awards and long-term performance share awards are tied to achieving specified levels (threshold, target and maximum) of specified performance measures for the three-fiscal-year performance period.  For Corporate executives, the performance measures are cumulative Corporate EVA for the performance period and EPS growth over the performance period, with each performance measure carrying a 50% weighting. For Steel Processing executives, the performance measures and the weightings are: cumulative Corporate EVA, 25%; Corporate EPS growth 25%; and business unit EBIT, 50%.  For certain executives of the former Pressure Cylinders business units, the performance measures and their weightings are: cumulative Corporate EVA, 25%; Corporate EPS growth, 25%; business unit EBIT, 40%; and related joint venture equity earnings, 10%; and for others, the performance measures and their weightings are: cumulative Corporate EVA, 25%; Corporate EPS growth 25%; and business unit EBIT, 50%.   In all calculations, restructuring charges and non-recurring items are to be excluded, and EPS and Steel Processing business unit EBIT results are to be adjusted to eliminate the impact of inventory holding gains or losses.  No awards are to be paid or distributed if none of the three-fiscal-year threshold financial measures are met.  If the performance levels fall between threshold and target or between target and maximum, the award will be linearly pro-rated.  For further information on the terms of the long-term cash performance awards and the long-term performance share awards, see the discussion in the sections captioned “Executive Compensation – Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General”, “— Long-Term Cash Performance Awards”, “— Long-Term Performance Share Awards” and “— Long-Term Performance Awards — Impact of Termination/Change in Control” beginning on page 44, page 45, page 45 and page 46, respectively, of this Proxy Statement.  For information on the effect of a change in control, also see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Change in Control” beginning on page 50 of this Proxy Statement.

(2)

Effective June 25, 2021, the NEOs were granted non-qualified stock options under the 2010 Stock Option Plan with respect to the number of common shares shown, with an exercise price equal to $60.19, the fair market value of the underlying common shares on the date of grant.  The stock options become exercisable over three years in increments of 33% per year on each anniversary of their grant date.  For further information on the terms of the stock options, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options” beginning on page 43 of this Proxy Statement.  For information on the effect of a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Change in Control” beginning on page 50 of this Proxy Statement.

(3)

These annual time-vested restricted common share awards were granted effective June 25, 2021 under the 1997 LTIP and will generally cliff vest three years after the grant date.  These restricted common shares are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Each holder of a restricted common share award may exercise any voting rights associated with the common shares underlying the restricted common shares during the restriction period.  In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.

These annual time-vested restricted common shares are generally forfeited in the event of termination of the holder’s employment before vesting, except that (i) the restricted common shares will fully vest if the holder dies or becomes disabled, (ii) a pro-rated portion of the restricted common shares will vest on retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted common shares upon retirement.  For information on the effect of a change in control, see the discussion in the section captioned “Executive Compensation -- Compensation Discussion and Analysis – Change in Control” beginning on page 50 of this Proxy Statement.

(4)	Due to Hart-Scott-Rodino Act restrictions on share issuances to Mr. McConnell, he received only cash awards.

Executive Compensation • 2021 Proxy Statement | Worthington	67

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of B. Andrew Rose, our CEO as of May 31, 2021:

For Fiscal 2021, our last completed fiscal year:

(1)

The annual total compensation of the employee identified as the median (the “Median Employee”) of our Company (other than our CEO as of May 31, 2021), was $82,652 (comprised of a base salary of $43,600, plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) plan and group term life insurance premiums).

(2)	The annual total compensation of the CEO for purposes of determining the CEO pay ratio was $5,621,974.

Based on this information, for Fiscal 2021, the ratio of the annual total compensation of Mr. Rose, our CEO as of May 31, 2021, to the median of the annual total compensation of all employees (other than Mr. Rose), as represented by the Median Employee, was estimated at 68 to 1.

In order to identify the median of the annual total compensation of all active employees of the Company and its consolidated joint ventures and subsidiaries as of May 31, 2021 (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO), we used current base salary plus estimated profit sharing and/or bonus payments from our payroll records for Fiscal 2021.  In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on May 31, 2021 but did not work for us the entire year, and also estimated total compensation for such employees using profit sharing factors and bonus payout percentages applicable to their respective business unit and/or location. We did not make any full-time equivalent adjustments for part-time employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of May 31, 2021, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our Median Employee, we determined the Median Employee’s annual total compensation in the same manner that we determine the total compensation of our NEOs for purposes of the “Fiscal 2021 Summary Compensation Table” set forth beginning on page 54 of this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount for Fiscal 2021 reported in the “Total” column of the “Fiscal 2021 Summary Compensation Table”.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the CEO pay ratio measure in making compensation decisions.

68	Worthington | 2021 Proxy Statement • Executive Compensation

Compensation of Directors

The Compensation Committee annually reviews, with the assistance of Willis Towers Watson, certain market information provided by Willis Towers Watson concerning compensation (both cash and non-cash) paid to directors.  Based upon such information, the Company’s past practices concerning directors’ compensation and such other information as the Compensation Committee deems appropriate, the Compensation Committee makes recommendations to the Board with respect to directors’ compensation.  Following consideration of such recommendations, the compensation payable to the directors is set by the entire Board.

Compensation for Fiscal 2021

Due to the impacts and uncertainties caused by COVID-19, upon recommendation of the Compensation Committee, the Board determined to leave the directors’ cash retainer fees and the targeted value of the directors’ annualized equity grants unchanged for Fiscal 2021.

For Fiscal 2021, the cash retainer fees paid to non-employee directors, effective as of the 2020 Annual Meeting, are set forth in the following table:

Annual Retainer	$95,000
Lead Independent Director Supplemental Annual Retainer	$30,000
Audit Committee Chair Supplemental Annual Retainer	$20,000
Compensation Committee Chair Supplemental Annual Retainer	$15,000
Nominating and Governance Committee Chair Supplemental Annual Retainer	$10,000

The targeted value of the annual equity grant was set to be approximately $130,000 ($195,000 for Mr. Blystone as the Lead Independent Director), with the actual number of restricted common shares granted effective as of the date of the 2020 Annual Meeting determined based upon the price of Worthington’s common shares at or shortly before the date of the 2020 Annual Meeting, with reasonable rounding. Accordingly, on September 23, 2020, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2020 Annual Meeting) immediately following the 2020 Annual Meeting received an award of 3,500 restricted common shares (5,250 for Mr. Blystone as Lead Independent Director). These restricted common shares will vest on September 23, 2021.

Compensation for Fiscal 2022

At its June 2021 meeting, upon recommendation of the Compensation Committee, the Board determined to leave the directors’ cash retainer fees and the targeted value of the directors’ annualized equity grants unchanged for Fiscal 2022, except for the Nominating and Governance Committee Chair Supplemental Annual Retainer, which was raised to $15,000.

For Fiscal 2022, the targeted value of the annual equity grant will remain at approximately $130,000 ($195,000 for Mr. Blystone as the Lead Independent Director), with the actual number of restricted common shares granted to be determined based upon the price of Worthington’s common shares at or shortly before the date of the 2021 Annual Meeting, with reasonable rounding.

Director Deferral Plans

The Company maintains two Director Deferral Plans which provide for deferral of directors’ fees on a basis that is not tax-qualified.  The Worthington Industries, Inc. Deferred Compensation Plan for Directors, as Amended and Restated effective June 1, 2000 (as amended, the “Directors 2000 NQ Plan”) governs deferrals prior to January 1, 2005.  Deferrals with respect to the period on or after January 1, 2005 are governed by the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors (Restatement effective as of December 2008) (as amended, the “Directors 2005 NQ Plan”) which was adopted in order to comply with the provisions of Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans.  The terms of the Directors 2005 NQ Plan, which are discussed below are similar to those of the Directors 2000 NQ Plan but are generally more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid.

Compensation of Directors • 2021 Proxy Statement | Worthington	69

Under the Directors 2005 NQ Plan, non-employee directors are able to defer payment of all or a portion of their cash annual retainers until a specified date or until they are no longer associated with the Company.  Any cash retainers deferred are credited to each participating director’s bookkeeping account under the Directors 2005 NQ Plan at the time the cash retainers would have otherwise been paid.  Participants in the Directors 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested: (a) with a rate of return reflecting (i) a fixed interest rate (1.20% for Fiscal 2021) which is set annually by the Compensation Committee; or (ii) the rates of return on those investment options available under the DPSP; or (b) in theoretical common shares reflecting increases or decreases in the value of Worthington’s common shares with dividends deemed reinvested.  Any portion of a participant’s bookkeeping account credited to theoretical common shares will remain credited to theoretical common shares until distributed.  Otherwise, participants in the Directors 2005 NQ Plan may change the investment options for their bookkeeping accounts at the time permitted by the DPSP for the same investment option.  The Directors 2005 NQ Plan, as well as the Directors 2000 NQ Plan, are administered by the Compensation Committee.  All bookkeeping accounts are fully vested.  Payouts under the Directors 2005 NQ Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares.  The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the Directors 2005 NQ Plan under defined guidelines.  In the event of a defined change in control, participants’ bookkeeping accounts under the Directors 2005 NQ Plan will generally be paid out as of the date of change in control.

Equity Grants

Under the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (as amended, the “2006 Directors Equity Plan”), the Board may grant non-qualified stock options, restricted common shares, restricted stock units, stock appreciation rights and whole common shares to non-employee directors of the Company.  Awards under the 2006 Directors Equity Plan are made by the Board in its discretion.

As noted above, on September 23, 2020, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2020 Annual Meeting) immediately following the 2020 Annual Meeting received an award of 3,500 restricted common shares (5,250 for Mr. Blystone as Lead Independent Director). These restricted common shares will vest on September 23, 2021.

Also as noted, on September 29, 2021, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2021 Annual Meeting) immediately following the 2021 Annual Meeting will receive a restricted common share award having a value of approximately $130,000 ($195,000 for Mr. Blystone as Lead Independent Director), with the number of restricted common shares awarded based on the then market price of Worthington’s common shares on or shortly before that date.  Each of these restricted common share awards will vest on the first to occur of the first anniversary of the date of grant or the date of the 2022 Annual Meeting of Shareholders.

Upon a business combination or change in control, all restricted common shares will become fully vested.  In the case of death, total disability or retirement, all restricted common shares will also immediately become fully vested.  If a non-employee director’s service on the Board terminates for any other reason, unvested restricted common shares will be forfeited.  During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the common shares underlying the restricted common shares and will be credited with any dividends paid on the common shares underlying the restricted common shares (which dividends will be distributed with the common shares underlying the restricted common shares if they vest, or forfeited if the restricted common shares are forfeited).

70	Worthington | 2020 Proxy Statement • Compensation of Directors

Director Compensation for Fiscal 2021

The following table sets forth information concerning the compensation earned by the Company’s non-employee directors during Fiscal 2021:

Director Compensation for Fiscal 2021 (1)(2)

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	Option Awards ($) (5)	Total ($)
Kerrii B. Anderson	95,000	132,965	—	227,965
David Blom	95,000	132,965	—	227,965
John B. Blystone (6)	140,000	199,448	—	339,448
Mark C. Davis	95,000	132,965	—	227,965
Michael J. Endres	95,000	132,965	—	227,965
Ozey K. Horton, Jr.	95,000	132,965	—	227,965
Peter Karmanos, Jr.	105,000	132,965	—	237,965
Carl A. Nelson, Jr.	115,000	132,965	—	247,965
Sidney A. Ribeau	95,000	132,965	—	227,965
Mary Schiavo	95,000	132,965	—	227,965

(1)

Mr. McConnell, the Company’s Executive Chairman, is not included in this table because he was an employee of the Company during Fiscal 2021 and received no additional compensation for his services as a director.  The compensation received by Mr. McConnell as an employee of the Company is shown in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement and the accompanying tables.

(2)

Since the earnings on compensation that has been deferred under the Director Deferral Plans by the Company’s non-employee directors do not represent “above-market” earnings for purposes of the applicable SEC Rules, no amount with respect to such earnings has been reported in this table.

(3)

Represents cash earned in Fiscal 2021 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “Compensation of Directors — Compensation for Fiscal 2021” on page 69 of this Proxy Statement.

(4)

The amounts shown in this column represent the grant date fair value of the restricted common share awards granted to the non-employee directors in Fiscal 2021, as computed in accordance with ASC 718.  These amounts exclude the impact of estimated forfeitures, as required by SEC Rules.  See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2021 Form 10-K for assumptions used and additional information regarding the restricted common share awards.  The awards granted to the then non-employee directors on September 23, 2020 covering 3,500 restricted common shares (5,250 restricted common shares for Mr. Blystone) had a grant date fair value of $37.99 per share (the closing price of Worthington’s common shares on that date).  The restricted common shares described above were the only restricted common share awards granted to non-employee directors during, and outstanding at the end of, Fiscal 2021.

(5)

No stock options were granted to the individuals named in this table during Fiscal 2021 and, accordingly, no dollar amount is required to be reported in respect of option awards. The aggregate number of common shares of the Company underlying stock options outstanding at May 31, 2021, for each individual named in the table were: (a) Ms. Anderson – 0 common shares; (b) Mr. Blom – 0 common shares; (c) Mr. Blystone – 0 common shares; (d) Mr. Davis – 0 common shares; (e) Mr. Endres – 0 common shares; (f) Mr. Horton – 0 common shares; (g) Mr. Karmanos – 0 common shares; (h) Mr. Nelson – 0 common shares; (i) Dr. Ribeau – 16,000 common shares; and (j) Ms. Schiavo – 0 common shares.

(6)	Mr. Blystone is the Company’s Lead Independent Director.

Compensation of Directors • 2021 Proxy Statement | Worthington	71

Equity Compensation Plan Information

The Company maintains three equity compensation plans (the “Equity Plans”) under which common shares are authorized for issuance to eligible directors, officers and employees:  (a) the 1997 LTIP; (b) the 2006 Directors Equity Plan; and (c) the 2010 Stock Option Plan.  Each Equity Plan has been approved by the shareholders of the Company.  In addition, the Company also maintains four non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect to have their bookkeeping accounts treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of Worthington’s common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares.  For information about the Employee Deferral Plans, please see the discussion in the section captioned “Executive Compensation –– Compensation Discussion and Analysis –– Compensation Components –– Non-Qualified Deferred Compensation” on page 49 of this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “Compensation of Directors –– Director Deferral Plans” beginning on page 69 of this Proxy Statement.

The following table shows for the Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding long-term performance share awards, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding long-term performance share awards, in each case as of May 31, 2021.  The following table also shows for the Employee Deferral Plans and the Director Deferral Plans, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and the Director Deferral Plans, as of May 31, 2021.

Equity Compensation Plan Information

Plan Category	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans [Excluding Common Shares Reflected In Column (a)]
	(a)		(b)		(c)
Equity compensation plans approved by shareholders	885,696	(1)	$36.44	(2)	3,679,565	(3)
Equity compensation plans not approved by shareholders	244,925	(4)	0	(4)	—	(5)
TOTAL	1,130,621	(1)(4)	$36.44	(2)(4)	3,679,565	(3)(5)

(1)

Includes 16,000 common shares issuable upon exercise of outstanding stock options granted under the 2006 Directors Equity Plan, and 586,592 common shares issuable upon exercise of outstanding stock options granted under the 2010 Stock Option Plan.  Also includes 283,104 common shares which represents the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP.

Does not include 521,588 common shares which represent the maximum number of common shares which may be paid out in respect of long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2021, because to date all such awards have been paid in cash.  If all long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2021, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $66.37 closing price on May 28, 2021, the last business day of Fiscal 2021, the number of common shares which would be issued upon payout of the long-term cash performance awards would be 521,588 common shares.  The number of common shares, if any, actually issued with respect to long-term cash performance awards granted under the 1997 LTIP would be based on (a) the percentage of the long-term cash performance awards determined by the Compensation Committee to be paid in common shares rather than cash, (b) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each long-term cash performance award and (c) the price of Worthington’s common shares at the time of payout.

(2)

Represents the weighted-average exercise price of stock options outstanding under the Equity Plans as of May 31, 2021.  Also see note (1) above with respect to long-term performance share awards and long-term cash performance awards granted under the 1997 LTIP.  The weighted-average exercise price does not take these two types of awards into account.

72	Worthington | 2021 Proxy Statement • Equity Compensation Plan Information

(3)

Includes 1,828,308 common shares available under the 1997 LTIP, 308,565 common shares available under the 2006 Directors Equity Plan, and 1,542,692 common shares available under the 2010 Stock Option Plan.  The number shown in this column excludes 283,104 common shares representing the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP as described in the first paragraph of footnote (1) above.  If less than the maximum number of common shares were paid out in respect of any outstanding long-term performance share awards, the number of common shares available under the 1997 LTIP would increase by an amount equal to that difference.  In addition to stock options, long-term performance share awards and long-term cash performance awards, the 1997 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted common shares, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s common shares or other property.  In addition to stock options, the 2006 Directors Equity Plan authorizes the Board to grant awards in the form of restricted common shares, restricted stock units, stock appreciation rights and whole common shares.

(4)

Includes 39,093 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and 205,832 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Director Deferral Plans.  The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights” column.

(5)

Neither the Employee Deferral Plans nor the Director Deferral Plans provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

Equity Compensation Plan Information • 2021 Proxy Statement | Worthington	73

Proposal 2:  Advisory Vote to Approve Executive Compensation

We are asking shareholders to approve an advisory resolution to approve the Company’s executive compensation as reported in this Proxy Statement.  As described in detail in the section captioned “Executive Compensation — Compensation Discussion and Analysis” beginning on page 34 of this Proxy Statement and in the “Fiscal 2021 Summary Compensation Table” beginning on page 54 of this Proxy Statement and the accompanying tables and narrative, our executive compensation programs are reviewed annually by our Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies.  Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on Company and business unit performance, for reaching established Company and business unit goals and objectives.  Shareholders are urged to read the “Compensation Discussion and Analysis” which describes in detail how the Company’s executive compensation policies and procedures achieve our compensation objectives.

The direct relationship of the compensation earned by the Company’s NEOs to the Company’s performance continues to be shown by the amounts of incentive compensation earned by the Company’s NEOs for Fiscal 2021, Fiscal 2020 and Fiscal 2019.

By any measure, Fiscal 2021 was an outstanding year for the Company, with reported EPS of $13.42, which exceeded any prior year’s EPS by more than four times.  These earnings were significantly impacted by the gain from the Nikola investment and its divestiture which added $8.88 per share, after subtracting related expenses; but even excluding the Nikola gain, the adjusted EPS of $4.54 was far and away a record for the Company’s annual EPS.

The Company performed well in both of its major businesses, Steel Processing and Pressure Cylinders, both of which had strong fourth quarters, with Steel Processing posting by far its best year ever.

Management has done an outstanding job managing the challenges presented by COVID-19 and the various governmental and industry actions taken in response to the pandemic. The Company was able to maintain positive earnings late in Fiscal 2020 and into Fiscal 2021, at the height of the COVID-19 shutdowns and restrictions, even eliminating the impact of the Nikola investment. While COVID-19 presented challenges, management took actions to limit the impact. The Company formed an internal task force to closely monitor developments and to establish and implement best practices throughout Worthington facilities. By taking appropriate measures, the Company has been able to keep most of its plants operational throughout this period, except when caused by customer shutdowns.  As demand slowed, the Company took steps to reduce costs and right-size its workforce to better match the demand environment, implementing a combination of furloughs and permanent workforce reduction.  As the economy recovered many of the furloughed employees have returned to work.  Management has also taken additional cost-cutting measures across the Company, with a focus on reducing SG&A expenses.

Management also continued to take action to better position the Company by remaining focused on improving its businesses by enhancing customer service, gaining market share, right-sizing costs, and improving efficiencies, all with the aid of Transformation and Innovation efforts, including performance management, lean tools for optimizing value streams and agile teams to recognize and capture opportunities.  The Company and its M&A team continued and substantially completed the process of divesting or exiting non-core and underperforming businesses, while adding new businesses through acquisitions which should add to the Company’s future growth.

The Company was also able to enhance its already strong financial position during Fiscal 2021.  At May 31, 2021, the Company had a total of $710 million in long-term debt and $500 million available on its undrawn revolving credit facility which is in place through 2023.  Due to the significant cash flow generated by liquidating the Nikola investment and strong cash from operations, the Company had approximately $640 million in cash on its books at May 31, 2021, meaning its net debt position was less than $100 million. This gives the Company substantial flexibility to grow.

74	Worthington | 2021 Proxy Statement • Proposal 2: Advisory Vote to Approve Executive Compensation

The Company has continued to reward its shareholders by steadily increasing its quarterly dividend each year since Fiscal 2013.  The dividend was increased $0.01 to $0.25 per share for Fiscal 2021 ($0.28 per share for the fourth quarter of Fiscal 2021), and $0.28 per share for the first quarter of Fiscal 2022.  In addition, the Company has also continued its stock buy-back program, repurchasing a total of 4,018,464 common shares during Fiscal 2021.

Consistent with the Company's compensation philosophy, annual incentive cash bonuses earned by the Company's executives continued to move in the direction of the Company's results. Due to the strong record results in Fiscal 2021, annual cash incentive bonuses for the Company's corporate executives were up substantially, with corporate paying out short-term incentive bonuses at 185% of target, following payouts of only 75% of target for Fiscal 2020 and 93% of target for Fiscal 2019.

Fiscal Year	Performance	Payouts as Percentage of Target
		Corporate	Steel Processing	Pressure Cylinders
2017	Continued improved results, with then record annual EPS despite continued challenges in certain markets	115%	130%	89%
2018	Solid year, with the then second-best annual EPS results	106%	103%	104%
2019	Then third best annual EPS, but weaker year-over-year results	93%	89%	82%
2020	Results were weakened due to the impact of COVID-19 in the fourth quarter	75%	63%	83%
2021	Very strong record results despite COVID-19 related challenges	185%	183%	166%

The strong results also had a significant positive impact on long-term performance awards for the three-year period ended Fiscal 2021. For Corporate executives, these awards paid out at maximum. This followed the three-year period ended Fiscal 2020, which had no long-term incentive payout (other than 52% for Pressure Cylinders) due to the negative impact of COVID-19 in the fourth quarter.

Performance Period (Fiscal Years)	Performance	Corporate	Steel Processing	Pressure Cylinders
2015-2017	Then record results in Fiscal 2016 and Fiscal 2017, but weak results in Fiscal 2015 kept payouts below target	92%	46%	46%
2016-2018	Solid year in Fiscal 2018 (then second best reported EPS) following two then prior record years, but payouts were below the higher target	94%	47%	47%
2017-2019	Weaker results in Fiscal 2019 kept payouts below target despite strong years in Fiscal 2018 and Fiscal 2017	48%	24%	24%
2018-2020	COVID-19 weakened results for Fiscal 2020 negatively affected entire period	0%	0%	52%
2019-2021	Very strong record results in Fiscal 2021 lifted results for the entire period	200%	173%	144%

Proposal 2: Advisory Vote to Approve Executive Compensation • 2021 Proxy Statement | Worthington	75

The Compensation Committee also awarded discretionary bonuses to the Company's executive officers (other than Mr. Rose, who asked to be excluded) for the record Fiscal 2021 for a number of reasons.  First, this recognized management’s strong efforts throughout the last 18 months to meet the COVID-19 challenges and that in spite of these strong efforts, incentive compensation for Fiscal 2020 was down substantially, with no payouts under the long-term incentive plan other than 52% of target for Pressure Cylinders executives.    Second, this shares with the executives some of the large gain from the Nikola investment, which is not included in the calculation for normal annual cash incentive bonuses and is consistent with the committee’s award of special Nikola bonuses to other employees throughout the Company earlier in the year.  Third, it recognizes management’s continued efforts to better position the Company for the future by substantially divesting or existing non-core and underperforming businesses and by adding new businesses through acquisitions.  Fourth, it recognizes the substantial increase in the Company’s stock price due to the strong performance.

The Company has been fairly conservative in providing severance benefits and perquisites to its executives.  As such, the Company generally has not entered into separate severance agreements with its executive officers and has provided change in control benefits only in connection with its incentive awards.  The Compensation Committee has required a “double trigger” for accelerated vesting of awards granted in Fiscal 2013 and later.  In the event of a change in control, these incentive awards will also require an actual or constructive termination of employment within a specified period of time after the change in control in order for the acceleration of vesting to occur.

The vote on the advisory resolution relates to the compensation of our NEOs as a whole. The vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for Fiscal 2021 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with the Exchange Act Rule 14a-21(a), the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Industries, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement for its 2021 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the “Compensation Discussion and Analysis”, the “Fiscal 2021 Summary Compensation Table” and the related executive compensation tables, notes and narratives).

The Board’s current policy is to include an advisory resolution regarding approval of the compensation of our NEOs annually.  Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve our executive compensation will occur at the 2022 Annual Meeting of Shareholders.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding common shares, present in person or by proxy, and entitled to vote on the proposal, is required to approve the advisory resolution on NEO compensation.  Abstentions will be counted in determining the required vote and will have the effect of votes “AGAINST” the advisory resolution.  Broker non-votes will not be counted in determining the required vote.

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY

RECOMMEND THAT THE SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL

OF THE ADVISORY RESOLUTION TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION.

76	Worthington | 2021 Proxy Statement • Proposal 2: Advisory Vote to Approve Executive Compensation

Proposal 3:  Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of the Company’s independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence.  As a result, the Audit Committee has selected KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for Fiscal 2022 and recommends that the shareholders of the Company ratify that selection.  KPMG audited the Company’s consolidated financial statements as of May 31, 2021 and May 31, 2020 and for each of the fiscal years in the three-year period ended May 31, 2021, and the effectiveness of the Company’s internal control over financial reporting as of May 31, 2021.  Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of outstanding common shares, present in person or by proxy, and entitled to vote on the proposal, is required to ratify the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2022.  The effect of an abstention is the same as a vote “AGAINST” the proposal.  Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND
THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG.

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm • 2021 Proxy Statement | Worthington	77

Audit Committee Matters

Report of the Audit Committee for the Fiscal Year Ended May 31, 2021

The Audit Committee oversees the Company’s financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter.  The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm and the annual independent audit of the Company’s consolidated financial statements.  The Company’s management has the primary responsibility for the preparation, presentation and integrity of the Company’s consolidated financial statements and the reporting process, for the appropriateness of the accounting principles and reporting policies used by the Company, for the establishment and maintenance of an effective system of internal control over financial reporting, and for the issuance of the annual report on its assessment of the effectiveness of the Company’s internal control over financial reporting.  The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing its report thereon based on such audit, for issuing an audit report on the effectiveness of the Company’s internal control over financial reporting, and for reviewing the Company’s unaudited interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company’s management the Company’s audited consolidated financial statements at and for the fiscal year ended May 31, 2021, and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in the Company’s financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with management of the Company, the Company’s internal auditors and KPMG throughout the year, with and without management of the Company present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of the Company’s internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of the Company’s financial reporting.  Throughout that period, the Audit Committee reviewed the plan of the Company’s management for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies.  In addition, the Audit Committee reviewed and discussed with KPMG all matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has discussed with KPMG the independence of that firm from management and the Company. KPMG is subject to independence controls that mitigate the risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the communications from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has considered KPMG’s provision of permitted non-audit services to the Company and its subsidiaries and concluded that the provision of such services is compatible with maintaining KPMG’s independence. The Audit Committee has also discussed with KPMG any relationships with or other services to the Company or the Company’s subsidiaries or affiliates that may impact the objectivity and independence of KPMG.  The Audit Committee has satisfied itself as to the independence of KPMG.

Management of the Company and KPMG have represented to the Audit Committee that the Company’s audited consolidated financial statements, at and for the fiscal year ended May 31, 2021, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management of the Company and with KPMG.

Based on the Audit Committee’s discussions with management of the Company and with KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that the Company’s audited consolidated financial statements be included (and the Board approved such inclusion) in the Company’s Annual Report on Form 10-K for Fiscal 2021 filed with the SEC on July 30, 2021.

78	Worthington | 2021 Proxy Statement • Audit Committee Matters

The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, the Company’s registered public accounting firm.  On an annual basis, the Audit Committee evaluates the qualifications, performance and independence of KPMG and determines, after considering the impact of a change in the Company’s independent auditor, whether to select KPMG for the coming year.  KPMG has been the Company’s registered public accounting firm since 2001.  KPMG periodically rotates its lead audit engagement partner who cannot hold that position for more than five years, and the Audit Committee takes an active role in the process of evaluating and selecting the new lead audit engagement partner. The Audit Committee believes there are benefits to having a registered public accounting firm with an extensive history with the Company, and that KPMG’s institutional knowledge of the Company and its business, operations, accounting policies, financial systems and informal control framework leads to efficiencies in its work and to higher quality audit work and accounting advice.

The Audit Committee has selected KPMG as the Company’s independent registered public accounting firm for Fiscal 2022 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Company’s Board:

Audit Committee

Carl A. Nelson, Jr., Chair
Kerrii B. Anderson
Mark C. Davis
Mary Schiavo

Audit Committee Matters • 2021 Proxy Statement | Worthington	79

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under applicable SEC Rules and PCAOB standards, the Audit Committee is to pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from the Company.  The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of the Company’s independent registered public accounting firm.

Consistent with applicable SEC Rules and PCAOB standards, the charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to the Company.  The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting.

All requests or applications for services to be provided by the Company’s independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and the Company’s CFO and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

Fees billed for services rendered by KPMG for each of Fiscal 2021 and Fiscal 2020 were as follows:

Type of Fees	Fiscal 2021	Fiscal 2020 (1)
Audit Fees	$1,735,000	$1,743,000
Audit-Related Fees	—	—
Tax Fees	73,000	84,000
Other Fees	—	—
Total	$1,808,000	$1,827,000

(1)	The previously presented Fiscal 2020 fees were revised to reflect actual fees associated with the services rendered by KPMG to the Company and its subsidiaries for Fiscal 2020.

All of the services rendered by KPMG to the Company during Fiscal 2021 and Fiscal 2020 were pre-approved by the Audit Committee.

In accordance with applicable SEC Rules, “Audit Fees” are fees for professional services rendered for: the audit of the Company’s consolidated financial statements; the review of the interim consolidated financial statements included in the Company’s Forms 10‑Q; the audit of the Company’s internal control over financial reporting; the audit of the financial statements of certain of the Company’s foreign subsidiaries; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years.

“Tax Fees” are fees for professional services rendered for tax compliance, tax advice and tax planning.

80	Worthington | 2021 Proxy Statement • Audit Committee Matters

Proposal 4:  Shareholder Proposal – Report on Climate Policy

The Company expects the following shareholder proposal, calling for additional disclosure of the Company’s climate policy, to be presented for consideration at the Annual Meeting. The proposal and supporting statement quoted below (the “Supporting Statement”) were submitted by As You Sow, 2150 Kittredge Street, Suite 450, Berkeley, CA 94704, on behalf of Lutra Living Trust.  Lutra Living Trust has represented that it held 648 of the Company’s common shares as of April 13, 2021 and continuously for over one year prior thereto.

The shareholder proposal is set forth below.  The Company accepts no responsibility for the accuracy of the shareholder proposal (including the websites cited therein) or the proponent’s Supporting Statement.

Shareholder Proposal

“Whereas:  The increasing rate and number of climate related disasters affecting society is causing alarms to be raised by investors and the executive, legislative1, and judicial2 branches of government globally. This makes corporations’ contribution to climate mitigation a significant policy issue and a growing risk.”

“The Commodity Futures Trading Commission recently issued a report3 finding that climate change poses a significant risk to and could impair the productive capacity of the US economy.”

Shareholders are concerned about material climate risk to their companies and to their portfolios and seek clear and consistent disclosures from the companies in which they invest, including credible climate transition plans. BlackRock’s CEO writes that investors “are asking companies to disclose a plan for how their business model will be compatible with a net zero economy”.4

“In response to material climate risk, the steering committee of the Climate Action 100+ initiative, a coalition of more than 570 investors with over $54 trillion in assets, issued a Net Zero Company Benchmark (Benchmark) outlining metrics that create climate accountability for companies and transparency for shareholders on: greenhouse gas (GHG) emissions, GHG targets, climate governance, and climate related financial disclosures.5 Indicators 1 through 5 of the Benchmark seek reporting on the company’s ambitions for net zero emissions, interim GHG reduction goals across short, medium, and long-term time frames, as well as strategic actions planned to achieve decarbonization targets.”

“Worthington Industries, Inc. is a global diversified metals manufacturing company. Our company discloses its GHG emissions and is undertaking energy efficiency programs for its manufacturing facilities, but has not set climate related targets to reduce its GHG emissions across its entire enterprise and supply chains. While Worthington has a goal of 100% renewable energy adoption by 2022 at its Kienberg, Austria facility, it currently reports that the percentage of renewable energy used at the enterprise level is 0.14 percent. By also setting and disclosing GHG reduction targets, reporting a clear climate transition plan, and demonstrating progress toward it, Worthington can provide investors with assurance that management is addressing the physical and transition risks associated with climate change.”

“Resolved:  Shareholders request that Worthington issue a report at least 120 days prior to the next annual meeting, at reasonable expense and excluding confidential information, evaluating whether and how the Company intends to revise its policies to be fully responsive to Indicators 1 through 5 of the Benchmark.“

[1]	https://www.govtrack.us/congress/bills/subjects/climate_change_and_greenhouse_gases/6040#sort=-introduced_date
[2]	https://www.nature.com/articles/d41586-020-00175-5
[3]	https://www.cftc.gov/sites/default/files/2020-09/9-9-20%20Report%20of%20the%20Subcommittee%20on%20Climate-
Related%20Market%20Risk%20-%20Managing%20Climate%20Risk%20in%20the%20U.S.%20Financial%20System%20for%20posting.pdf
[4]	https://www.blackrock.com/corporate/investor-relations/larry-fink-ceo-letter
[5]	https://www.climateaction100.org/wp-content/uploads/2021/03/Climate-Action-100-Benchmark-Indicators-FINAL-3.12.pdf

Proposal 4: Shareholder Proposal - Report on Climate Policy • 2021 Proxy Statement | Worthington	81

“Supporting Statement:  Proponents suggest, at Board and Company discretion, the report:

•	Identify relevant GHG emission scopes for the Company, including indirect and value chain emissions;
•	Any net zero by 2050 and interim GHG emissions reduction targets covering all relevant emissions scopes;
•	Annual progress made in achieving GHG emissions reduction targets, if any;
•	Capital allocation alignment indicators and methodology;
•	Other information the Board deems appropriate.”

Company Response

After careful consideration, the Board recommends a vote AGAINST this proposal because the Board believes that the actions requested to be undertaken are unnecessary and inappropriate, for the reasons provided below.

We are a global company committed to living our Philosophy every day, which includes being a good corporate citizen and environmental steward. As we highlighted in our 2020 Corporate Citizenship and Sustainability Report (available on the “Governance” page of the “Investors” section of the Company’s website), a majority of our consolidated facilities are certified to ISO 14001 environmental management standards and ISO 45001 health and safety standards, while the remainder are self-certified to consistently rigorous standards. These standards ensure that environmental impact is being measured and improved. We have also encouraged our employees to minimize waste and prevent pollution through our Green Star program, which a majority of our consolidated facilities participate in. The primary objectives of Green Star are to increase environmental awareness, drive continuous improvement and reward facilities for exceptional performance in environmental conservation and stewardship based on year-over-year improvements in the categories of continuous improvement, energy conservation, waste reduction, water conservation and regulatory compliance.

Many of our facilities are also pursuing additional environmental initiatives and seeking to become more energy efficient. For example, our manufacturing facility in Kienberg, Austria received Cradle to Cradle (C2C) Certification™ last year for two of its highest volume products. Products earn this globally recognized measure when high marks are achieved in the categories of material health, material reutilization, renewable energy, water stewardship and social fairness.

The Board has shown its commitment to furthering these efforts – most recently by amending the charter of the Nominating and Governance Committee to provide that committee with responsibility for oversight of corporate social responsibility matters. This includes the Company’s policies, practices and performance, and reporting with respect to not only climate and environmental related matters, but also other socially responsible items. Together with management, the Board is working towards, and dedicating resources to determining, what additional measures are good for our Company, our community, the climate and environment, and our shareholders.

Required Vote and Board’s Recommendation to Vote AGAINST Proposal 4

The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders the outstanding common shares, present in person or by proxy, and entitled to vote on the proposal, is required to approve the shareholder proposal. Abstentions will be counted in determining the required vote and will have the effect of votes “AGAINST” the shareholder proposal.  Broker non-votes will not be counted in determining the required vote.

We believe that the Company is taking appropriate steps to address the matters raised in this proposal and other matters related to social responsibility. Our management team, together with the Board, is best positioned to determine what future actions are in the Company’s, and ultimately the shareholders’, best interests. Therefore, the Board believes the actions requested by the proposal are unnecessary, as well as inappropriate.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “AGAINST” THIS PROPOSAL.

82	Worthington | 2021 Proxy Statement • Proposal 4: Shareholder Proposal - Report on Climate Policy

Householding of Annual Meeting Materials

The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements and Notices of Internet Availability of Proxy Materials) to households.  This method of delivery, often referred to as “householding”, would permit the Company to send: (a) a single annual report and/or a single proxy statement, or (b) a single Notice of Internet Availability of Proxy Materials to any household at which two or more registered shareholders reside if the Company reasonably believes such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts.  In each case, the registered shareholder(s) must consent to the householding process in accordance with applicable SEC Rules.  The householding procedure reduces the volume of duplicate information shareholders receive and reduces the Company’s expenses. The Company may institute householding in the future and will notify registered shareholders affected by householding at that time.  Registered shareholders sharing an address may request delivery of a single copy of annual reports, proxy statements and Notices of Internet Availability of Proxy Materials, as applicable, by contacting the Investor Relations Department of the Company at Worthington Industries, Inc., 200 Old Wilson Bridge Road, Columbus, Ohio  43085, Attention: Marcus Rogier, Director, Investor Relations.

Many broker/dealers and other holders of record have instituted householding.  If your family or others with a shared address have one or more “street name” accounts under which you beneficially own common shares of the Company, you may have received householding information from your broker/dealer, financial institution or other nominee in the past.  Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement, the Company’s 2021 Annual Report or the Notice of Internet Availability of Proxy Materials and/or wish to revoke your decision to household and thereby receive multiple copies.  You should also contact the holder of record if you wish to institute householding.

Householding of Annual Meeting Materials • 2021 Proxy Statement | Worthington	83

Shareholder Proposals for 2022 Annual Meeting

Shareholders of the Company seeking to bring business before an annual meeting of shareholders (an “annual meeting”) or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to the Company’s Secretary.  Under Section 1.08(A) of the Company’s Code of Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 30 days prior to an annual meeting.  However, if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder’s notice must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  In order for a shareholder’s notice to be in proper form, it must include: (a) a brief description of the business the shareholder desires to bring before an annual meeting; (b) the reasons for conducting the proposed business at an annual meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting.  The requirements applicable to nominations are described above in “Corporate Governance – Nominating Procedures” beginning on page 15 of this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all applicable SEC Rules.  Under SEC Rule 14a-8, proposals of shareholders intended to be presented at the Company’s 2022 Annual Meeting must be received by the Company no later than April 18, 2022 to be eligible for inclusion in the Company’s proxy materials relating to the 2022 Annual Meeting.  Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules.

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board.  Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if the Company did not have notice of the matter at least 45 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or form of proxy. Any written notice required as described in this paragraph must have been given by June 28, 2021, for matters to be brought before the 2021 Annual Meeting.  Any written notice required as described in this paragraph must be given by July 2, 2022, for matters to be brought before the 2022 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “Shareholder Proposals For 2022 Annual Meeting” section must be sent to the Company’s Secretary, Patrick J. Kennedy, Worthington Industries, Inc., 200 Old Wilson Bridge Road, Columbus, Ohio 43085 or by fax to (614) 840-3706.

The Company’s 2022 Annual Meeting of Shareholders is currently scheduled to be held on September 28, 2022.

84	Worthington | 2021 Proxy Statement • Shareholder Proposals for 2021 Annual Meeting

Future Electronic Access to Proxy Materials and Annual Report

Registered shareholders can further reduce the costs incurred by the Company by consenting to receive all future proxy statements, proxy cards, annual reports and Notices of Internet Availability of Proxy Materials, as appropriate, electronically via e-mail or the Internet.  To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Annual Report on Form 10-K

Audited consolidated financial statements for Worthington Industries, Inc. and its subsidiaries for Fiscal 2021 are included in the Company’s 2021 Annual Report.  Additional copies of these financial statements and the Company’s 2021 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to the Company’s Investor Relations Department at 200 Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Marcus Rogier, Director, Investor Relations.  The Company’s 2021 Form 10-K is also available on the Company’s website located at www.worthingtonindustries.com and can also be found on the SEC website located at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement.  However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 16, 2021	Patrick J. Kennedy,
Secretary

Future Electronic Access to Proxy Materials and Annual Report • 2021 Proxy Statement | Worthington	85

Appendix I

Companies in Comparator Group

2nd.MD

3M

A.O. Smith

AbbVie

Accenture

ACI Worldwide

Acronis

Adecco

Adient

Adtalem Global Education

Advanced Drainage Systems

Aera Energy

Aerojet Rocketdyne

Agilent Technologies

Aimia

Air Liquide

Air Products and Chemicals

Airbus Group (EADS)

Albertsons

Alcoa

Allegheny Technologies

Allegion

Allergan

Allied Electronics

Alorica

Altice USA

Altria Group

Altus Group

Amadeus North America

Amazon.com

American Airlines

American Crystal Sugar

American Greetings

American Sugar Refining

American Tire Distributors

Americas Styrenics

AmeriHealth Caritas

AmerisourceBergen

AMETEK

Amgen

Amtrak

Amway

Andersen

Andersons

Anheuser-Busch

Anixter

Apple

Applied Research Associates

Aramark

Archer Daniels Midland

Arconic

Arkema

Armstrong Flooring

Armstrong World Industries

Arrow Electronics

Arup Group

Asahi Kasei International

Asbury Automotive Group

Ashland

Assertio Therapeutics

AT&T

Autoliv

Automatic Data Processing

AvalonBay Communities

Avery Dennison

Avis Budget Group

Axalta Coating Systems

BAE Systems

Bain & Company

Ball

Baxter

BBA Aviation

Bechtel Nuclear, Security & Environmental

Becton Dickinson

Belk

Berry Plastics

Best Buy

Big Lots

Biogen

Biotronik

BJ's Restaurants

BJ's Wholesale Club

Bloomin Brands

Blount International

Blue Diamond Growers

BMC Software

Boddie-Noell Enterprises

Boeing

Bombardier Transportation

Booz Allen Hamilton

BorgWarner

Bose

Boston Scientific

Bradley

Brembo

Bright Horizons

Brink's

Broadridge Financial Solutions

Bunge

Burlington Northern Santa Fe

Bush Brothers & Company

Buzzi Unicem USA

BWX Technologies

Cabot

Campbell Soup

Canadian National Railway

Canadian Pacific Railway

Cardinal Health

Career Education

Cargill

Carmeuse North America Group

Carnival

Catalent Pharma Solutions

Caterpillar

Catholic Health Initiatives

CDK Global

CDM Smith

Cegedim

Celanese

Celestica

CenturyLink

Ceridian HCM

CF Industries

CGI Technologies and Solutions

Chamberlain Group

Charter Communications

Chemours Company

Cherokee Nation Businesses

Chevron Phillips Chemical

Chewy.com

Chickasaw Nation

Choice Hotels International

CHS

Chumash Casino Resort

Church & Dwight

CIRCOR International

Cisco Systems

Clean Harbors

Clearwater Paper Corporation

Cleveland-Cliffs

Clorox

Coca-Cola

Coesia

Colgate-Palmolive

Colonial Pipeline Company

Colsa

Columbia Sportswear

Columbus McKinnon

Comcast

CommScope

Community Coffee

Compass

Computacenter Fusionstorm Inc.

Computershare Trust

ConAgra Brands

Concentrix

Continental Automotive Systems

Continental Carbon

Cooper Standard Automotive

CoorsTek

Corning

Corteva Agriscience

Covestro

Crown Castle

CSC ServiceWorks

CSX

CTB Inc

Cubic

Curtiss-Wright

Cushman & Wakefield

CVR Energy

CVS Health

Daimler Trucks North America

Dairy Farmers of America

Darden Restaurants

Dassault Systèmes

DaVita Healthcare Partners

Day & Zimmermann

DCP Midstream

Dean Foods

Delphi Technologies

Deluxe

DENSO International

Dentsply Sirona

DHL Supply Chain

Diageo North America

Diebold Nixdorf

DJO Global

Dole Food Company

Domino's Pizza

Domtar

Donaldson

Doncasters Group

Donnelley Financial Solutions

Dot Foods

Dow Chemical

DuPont

E.A. Sween Company

E.W. Scripps

EAB Global

Eastman Chemical

Eaton

EBSCO Industries

Edgewell Personal Care

Edwards Lifesciences

Electrolux

Element Fleet Management

Eli Lilly

EMCOR Group

Emerson Electric

Enable Midstream Partners

Encompass Health Corporation

Endo

Environmental Chemical Corp

Epson America

EQT Corporation

Equifax

Ernst & Young

ESCO Group

ESCO Technologies

Essendant

Estée Lauder

Everis

Evoqua Water Technologies

Experian Americas

Exterran

Farmer Brothers

FedEx Express

Ferguson Enterprises

Ferrara Candy Company

FirstGroup America

FIS

Fiserv

FLEXcon Co

Flowers Foods

Flowserve

Fluor

Fluor Federal Petroleum Operations

FOCUS Brands

Ford

Fortive Corporation

Fortune Brands Home & Security

Four Seasons Hotels

Freeport-McMoRan

Frontier Communications

Fugro

GAF Materials

GCP Applied Technologies

GDM Seeds

GE Aviation

General Atomics

General Dynamics

General Dynamics Information Technology

General Mills

General Motors

Genesis Energy

Genus

Gibraltar

Gildan Activewear

Gilead Sciences

Glanbia Group Services

Global Payments

GLOBALFOUNDRIES

Globalscape

Glory Global Solutions

GMO GlobalSign

GOJO Industries

goTRG

Graco

GrafTech International

Grande Cheese

Graphic Packaging

Greif

I-1	-Appendix I • 2021 Proxy Statement | Worthington

Grupo Cementos de Chihuahua

Gypsum Management & Supply

H&R Block

H.B. Fuller

Hallmark Cards

Harland Clarke

Harley-Davidson

Harman International Industries

Harris

Harsco

Harvey Industries

Hasbro

Haworth

HCA Healthcare

HDR

Helen of Troy

Hendrickson

Henry Schein

Herc Rentals

Herman Miller

Hershey

Hertz

Hexcel

Hi-Crush Proppants

Hillenbrand

Hilti Inc

Hilton Grand Vacations

Hilton Worldwide

Hitachi Solutions America

Hitachi Vantara

HNI

HNTB

Honeywell

Hormel Foods

Host Hotels & Resorts

Houghton Mifflin Harcourt Publishing

HP Inc.

Hunton Andrews Kurth

IBM

ICF International

IDEX Corporation

IDEXX Laboratories

iHeartMedia

Illinois Tool Works

Ingersoll Rand

Ingevity

Ingram Industries

Innophos

Insperity

Inspire Brands

Integer Holdings

Integra Lifesciences

Intercontinental Hotels Group

International Coffee & Tea

International Data Group

International Game Technology

International Paper

Interstate Batteries Systems

Intertape Polymer Group

ION Geophysical

IQVIA

Irvine

ITG Brands

ITT Inc.

J. Crew

J.D. Power

J.M. Smucker

Jack in the Box

Jacobs Engineering

Jacobs Technology

Jefferson Science Associates

JELD-WEN

Jensen Precast

JetBlue Airways

John Wiley & Sons

Johns Manville

Johnson Controls

K. Hovnanian Companies

Kantar Group

KBR

Kellogg

Kelly Services

Kelsey-Seybold Clinic

Kennametal

Kent Corporation

Keurig Dr Pepper

KI, Inc

Kimberly-Clark

Kimley-Horn and Associates

Kindred Healthcare

Kinross Gold

Koch Industries

Kohler

Komax

Kongsberg Automotive

Koss Corporation

Kraft Heinz

Kroger

Kronos Worldwide

Kyocera International

Land O'Lakes

Lear

Learning Care Group

Ledcor Group of Companies

Leggett and Platt

Lehigh Hanson

Leidos

Lend Lease

Lenovo

Leprino Foods

Leupold & Stevens

Levi Strauss

Lexmark

Liberty Global

Liberty Latin America

Life Time Fitness, Inc.

Limbach

Lincoln Electric

Littelfuse

LIXIL Group

Logicalis

L'Oréal

LSC Communications

Lubrizol

Luck Companies

Lutron Electronics

Lydall

LyondellBasell

M. A. Mortenson Company

Magellan Health Services

Magellan Midstream Partners

Makino

Mambu

Marathon Oil

Marriott International

Marriott Vacations Worldwide

Mars Incorporated

Martin Marietta Materials

Mary Kay

Masco

Matrix Service

Mattel

Matthews International

Mauser Packaging Solutions

McCain Foods

McClatchy

McCormick

McDonald's

Media Planning Group

Medline Industries

Medtronic

MedVet

Meritor

Messer Group

MGM Resorts International

Microsoft

Milacron

Mine Safety Appliances

Mission Produce

Mitsubishi International

Molex

Molina Healthcare

Molson Coors Brewing

Momentive Performance Materials

Mondelez

Mosaic

Motorola Solutions

MRC Global Inc

MTD Products

MTS Systems

Mylan

Nature's Bounty Co.

Nature's Sunshine Products

Navistar International

NCR

Nestle USA

New York Times

Newegg.com

Newell Brands

Newmont Mining

News Corporation

Newsday

Nike

Nissan Motor

NNV Ventures

Norfolk Southern

Northrop Grumman

Northwest Permanente PC

NOVA Chemicals

Novartis

Novelis

Nu Skin Enterprises

Nutrien

Occidental Petroleum

Ocean Spray Cranberries

OLX

ONEOK

Options Clearing Corporation

Oshkosh

Osmotica Pharmaceutical

Outfront Media

Owens Corning

Owens-Illinois

Oxford Instruments

Panasonic of North America

Panda Restaurant Group

PAREXEL

Parker Hannifin

Parsons Corporation

Paychex

Peabody Energy

PepsiCo

Performance Food Group

Perspecta

Petco

Pharmavite

Philips Healthcare

Pilot Flying J

Pitney Bowes

PKC Group

Plexus

PODS Enterprises

Polaris Industries

PolyOne

Praxair

Preformed Line Products

PrimeSource Building Products

Project Management Advisors Inc

Promat

PulteGroup

Purdue Pharma

QTI Human Resources

Quad/Graphics

Quest Diagnostics

R.D. Offutt Company

R.R. Donnelley

Rackspace

Radisson Hotels

Raising Cane's Chicken Fingers

Rank Group

Rayonier

Rayonier Advanced Materials

Recology

Redbox Automated Retail

Regeneron Pharmaceuticals

Reiter Affiliated Companies

Resideo

Rev Group

Revantage Corporate Services

Revlon

Rexnord Corporation

Reynolds American

Rich Products

Ricoh Americas

Rite Aid

Rite-Hite

Robert Bosch

Robroy Industries

Roche Holding

Rockwell Automation

Royal Caribbean Cruises

Royal Philips

RSM US LLP

Ryder System

Ryerson

S&C Electric

S&P Global

S.C. Johnson & Son

Sabre Corporation

Saint-Gobain

Samsung

Samuel, Son & Co. Limited

Sargento Foods

SAS Institute

Savannah River Remediation

Sazerac Company

Schmolz + Bickenbach

Scholastic

Schreiber Foods

Scientific Research Corporation

Scotts Miracle-Gro

Sealed Air

Sensient Technologies

Serco Group

Sercomm

Service Corporation International

ServiceMaster Company

SGS - Société Générale de Surveillance

Shaw Industries

Sherwin-Williams

Sitel

Smithfield Foods

SMSC Gaming Enterprise

Snap-on

SNC-Lavalin

Sodexo

Sonepar USA

Sonic Corp

Sonoco Products

Sonora Quest Laboratories

Sony

Sony Electronics

Southeastern Freight Lines

Southern Glazer's Wine and Spirits

Southwest Airlines

Southwire Company

Spirit AeroSystems

Spirit Airlines

Splunk

Sprint

SPX Corporation

Stampin' Up!

Standex International

Stanley Black & Decker

Stantec

Star Tribune

Steelcase

Stericycle

Appendix I • 2021 Proxy Statement | Worthington	I-2

Stolt-Nielsen

Stryker

Sunbelt Rentals

SWIFT

Swift Transportation

Sysco Corporation

Target

Taubman Centers

TaylorMade Golf

TDIndustries

TDS Telecom

TeamHealth

TEGNA

Tellurian

Tennant Company

Teradata

Terex

Terracon Consultants

Textron

The Wing

Thermo Fisher Scientific

Thyssenkrupp

Tiffany & Co.

Timken

TimkenSteel

TJX Companies

T-Mobile USA

TomTom

Toro

Total System Service (TSYS)

Transocean

TransUnion

Treasure Island Resort & Casino

Tribune Media

Tribune Publishing

Trijicon Inc

Trimble

Trinity Industries

TripAdvisor

Triumph Group

True Value Company

TTEC

Tupperware Brands

Turner Broadcasting

Tyson Foods

U.S. Xpress Enterprises

Under Armour

Unilever United States

Unisys

United Continental Holdings

United Properties

United Rentals

United States Cellular

United States Steel

United Technologies Corporation (UTC)

Univar

Universal Health Services

Universal Parks & Resorts

UPS

URS CH2M Oak Ridge (UCOR)

US Acute Care Solutions

Valero Energy

Valvoline

Vectrus

Ventura Foods

VeriSign

Verisk Analytics

Veritiv

Verizon

Versum Materials

Vertex Pharmaceuticals

VF Corporation

Viacom

Viad

Vista Outdoor

Visteon

Vulcan

Vulcan Materials

W.R. Grace

W.W. Grainger

Walgreens Alliance Boots

Walt Disney

Warner Music Group

WarnerMedia Group

Waste Management

Waters

Watts Water Technologies

Wawa

Wayne Farms

Wellcare Health Plans

Wells Enterprises

Wendy's Group

West Pharmaceutical Services

Western Digital

Westlake Chemical

WestRock

Weyerhaeuser

Whirlpool

White & Case

Winnebago Industries

Worthington Industries

XPO Logistics

Xtek Inc

Yanfeng Global Automotive Interior Systems

Yazaki Corporation

Yum! Brands

Zebra Technologies

ZF TRW Automotive

Zimmer Biomet

Appendix I • 2021 Proxy Statement | Worthington	I-2

VOTE BY INTERNET   Before the Date of the Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 28, 2021. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  During the Meeting - Go to www.virtualshareholdermeeting.com/WOR2021  You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions.  VOTE BY TELEPHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 28, 2021. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  If you received a printed copy of the proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  WORTHINGTON INDUSTRIES, INC.  C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717  D58524-P59701  For All   Withhold All  For All Except  WORTHINGTON INDUSTRIES, INC.  To withhold authority to vote for any individual nominee(s), mark “For All Except“ and write the number(s) of the nominee(s) on the line below.  1. Election of three directors, each to serve for a term of three years to expire at the 2024 Annual Meeting of Shareholders:  !  !  !   Nominees:   01) John B. Blystone   02) Mark C. Davis   03) Sidney A. Ribeau  For   Against  Abstain  !  !  !  2. Approval of advisory resolution to approve Worthington Industries, Inc.'s executive compensation.  !  !  !  3. Ratification of selection of KPMG LLP as the independent registered public accounting firm of Worthington Industries, Inc. for the fiscal year ending May 31, 2022.  !  !  !  4. Shareholder proposal related to Worthington Industries, Inc.'s climate policy.  The Board of Directors of Worthington Industries, Inc. recommends that you vote FOR each of the listed nominees for election as a director, FOR Proposals 2 and 3, and AGAINST Proposal 4.  NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders.  Please sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a corporation, an authorized officer must sign in full corporate name. If shareholder is a partnership or other entity, an authorized person must sign in the entity's full name. If the common shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card.

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS  WEDNESDAY, SEPTEMBER 29, 2021, AT 3:30 P.M., EASTERN DAYLIGHT TIME  Access to this year’s virtual Annual Meeting of Shareholders will be available at  www.virtualshareholdermeeting.com/WOR2021.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of  Shareholders of Worthington Industries, Inc. to be Held on September 29, 2021:  Worthington Industries, Inc.'s Letter to Shareholders, Notice of Annual Meeting of Shareholders and Proxy  Statement and Worthington Industries, Inc.'s 2021 Annual Report and the form of proxy are available at  www.proxyvote.com.  D58525-P59701  WORTHINGTON INDUSTRIES, INC. PROXY  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON INDUSTRIES, INC. PLEASE COMPLETE,  SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED  ENVELOPE.  Each shareholder identified on this proxy card hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and  each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders  of Worthington Industries, Inc. (the "Company") to be held via live webcast only at www.virtualshareholdermeeting.com/WOR2021, on Wednesday, September 29, 2021, at 3:30 p.m., Eastern Daylight Time, and to vote all of the common shares of the Company that  the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the  reverse side, and to vote such common shares with discretionary authority on all other matters which are properly brought before the  Annual Meeting.  This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, the persons  named herein as proxies will vote FOR the election of all nominees listed on the reverse side in Proposal 1, FOR Proposals 2 and 3 and  AGAINST Proposal 4, and in accordance with the recommendation of the Company's Board of Directors.  All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked.   Continued and to be signed and dated on reverse side